As filed with the Securities and Exchange Commission on February 3, 2021
Securities Act File No. 333-
Investment Company Act File No. 811-22725

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO.
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 48
Priority Income Fund, Inc.
(Exact Name of Registrant as Specified in the Charter)

10 East 40th Street, 42nd Floor New York, NY 10016
(Address of Principal Executive Offices)
(212) 448-0702
(Registrant’s Telephone Number, Including Area Code)
M. Grier Eliasek
Priority Income Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
COPIES TO:
Steven B. Boehm, Esq.
Cynthia R. Beyea, Esq.
Eversheds Sutherland (US) LLP 700 Sixth Street, NW Suite 700
Washington, DC 20001-3980
Tel: (202) 383-0100
Fax: (202) 637-3593

Approximate date of commencement of proposed public offering: As soon as possible after the effective date of this Registration Statement.

Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.                     Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):
when declared effective pursuant to Section 8(c) of the Securities Act.
immediately upon filing pursuant to paragraph (b)
on (date) pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)
on (date) pursuant to paragraph (a)

If appropriate, check the following box:

This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

Check each box that appropriately characterizes the Registrant:

Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated February 3, 2021

PRELIMINARY PROSPECTUS
$

% Notes due [ ]
We are an externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended. Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our total assets, or net assets plus borrowings, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. These investments, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Secured Loans. This investment objective may be changed by our Board of Directors if we provide our stockholders with at least 60 days prior notice. We may invest in Senior Secured Loans directly or in any security issued by a CLO to implement our investment objective but have invested primarily in the equity and junior debt tranches of a type of such pools known as Collateralized Loan Obligations, or “CLOs.” We refer to such investments, together with direct investments in Senior Secured Loans, collectively as “Target Securities.” Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by Senior Secured Loan, borrower, and industry, with limitations on non-U.S. borrowers.
We have elected to be treated for U.S. federal income tax purposes as a regulated investment company under the Internal Revenue Code of 1986, as amended. We are managed by Priority Senior Secured Income Management, LLC, a private investment firm that is registered as an investment adviser with the Securities and Exchange Commission and is an affiliate of ours. Priority Senior Secured Income Management, LLC oversees the management of our activities and is responsible for making investment decisions for our portfolio. Our administrator, Prospect Administration LLC, provides administration services necessary for us to operate.
This is an offering by Priority Income Fund, Inc. ("Priority Income Fund,” the “Company,” “we,” “our,” and “us”) of $[ ] in aggregate principal amount of our [ ]% Notes due 20[ ], which we refer to in this prospectus as the Notes. The Notes will mature on [ ], 20[ ]. We will pay interest on the Notes on [ ], [ ], [ ], and [ ] of each year, beginning [ ], 2021. We may redeem the Notes in whole or in part at any time or from time to time on or after [ ], 20[ ], at the redemption price discussed under the caption “Description of the Notes-Optional Redemption” in this prospectus. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof. We may offer other debt securities from time to time other than the Notes under a different registration statement or in private placements.

The Notes will be our direct unsecured obligations and rank (1) pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company, including the 2035 Notes (as defined in this prospectus), (2) senior in right of payment with all of our existing and future shares of common stock and preferred stock, including the Series A, B, C, D, E, and F Term Preferred Stock (the “Preferred Stock”), (3) effectively subordinated in right of payment all of our existing or future senior secured indebtedness, including the Facility (as defined in this prospectus) and (4) structurally subordinated to any future senior secured indebtedness of our subsidiaries.
We intend to list the Notes on [The New York Stock Exchange] and we expect trading in the Notes on [The New York Stock Exchange] to begin within 30 days of the original issue date. The Notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not reflected in the trading price. Currently, there is no public market for the Notes and it is not expected that a market for the Notes will develop unless and until the Notes are listed on [The New York Stock Exchange].
Investing in the Notes involves certain risks, including those described in the “Risk Factors” section beginning on page [__] of this prospectus.

Per Note	Total
Public offering price %	$
Underwriting discounts and commissions (sales load)%	$
Proceeds to the Company (before expenses)%	$
The underwriters may also purchase up to an additional $[ ] total aggregate principal amount of Notes solely to cover over-allotments, if any, within 30 days of the date of this prospectus. If the underwriters exercise this option in full, the total public offering price will be $[ ], the total underwriting discounts and commissions (sales load) paid by us will be $[ ], and total proceeds before expenses will be $[ ].
THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
Delivery of the Notes in book-entry form only through The Depository Trust Company will be made on or about [ ], 2021.
This prospectus contains important information about us that a prospective investor should know before investing in our Notes. Please read this prospectus before investing and keep it for future reference. We have filed with the SEC a statement of additional information, or “SAI,” dated as of the date of this prospectus, as may be amended from time to time, containing additional information about us. The SAI is incorporated by reference in its entirety into this prospectus. See the caption “Available Information” at the end of this prospectus for a listing of the contents of the SAI. We will also file annual and semi-annual reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information and the SAI will be available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, New York, 10016, or by telephone at (212) 448-0702 or on our website at www.priorityincomefund.com (which is not intended to be an active hyperlink). The information on our website is not incorporated by reference in the prospectus, and you should not consider it part of this prospectus. The SEC also maintains a website at www.sec.gov that contains the SAI, and any amendments thereto, and other information regarding us.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is [ ], 2021.

Lead Book-Running Manager
[ ]

Book-Running Manager
[ ]

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we filed with the SEC. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC, together with additional information described below under “Available Information.”
You should rely only on the information contained in this prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our Notes. Our business, financial condition and results of operations may have changed since the date of this prospectus. We will notify holders of the Notes promptly of any material change to this prospectus during the period in which we are required to deliver the prospectus.

PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in the Notes.
Unless otherwise noted, the terms “Priority Income Fund,” “we,” “us,” “our,” and the “Company” refer to Priority Income Fund, Inc.; the term the “Adviser” refers to Priority Senior Secured Income Management, LLC; the term “Prospect Capital Management” refers to Prospect Capital Management L.P.; the term “Underwriter” refers to [ ]; and the terms “Prospect Administration” and the “Administrator” refer to Prospect Administration LLC. In addition, in this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close.
Priority Income Fund, Inc.
We are an externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the 1940 Act. As such, we are required to comply with certain regulatory requirements. See “Regulation” in the statement of additional information, or SAI. We are managed by Priority Senior Secured Income Management, LLC, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, which oversees the management of our activities and is responsible for making investment decisions for our portfolio. We have elected to be treated for U.S. federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.
Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our total assets, or net assets plus borrowings, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. These investments, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Secured Loans. This investment objective may be changed by our Board of Directors if we provide our stockholders with at least 60 days prior notice. We may invest in Senior Secured Loans directly or in any security issued by a CLO to implement our investment objective but have invested primarily in the equity and junior debt tranches of a type of such pools known as Collateralized Loan Obligations, or “CLOs.” We refer to such investments, together with direct investments in Senior Secured Loans, collectively as “Target Securities.” Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is broadly assorted across different Senior Secured Loans, borrowers, and industries, with limitations on non-U.S. borrowers. The typical underlying borrowers for Senior Secured Loans are U.S.-based privately-held and publicly- held companies across a wide range of industries and sectors.
Our Adviser manages our investments and its affiliate, Prospect Administration, provides the administrative services necessary for us to operate.

About Our Adviser
We are managed by Priority Senior Secured Income Management, LLC pursuant to an Investment Advisory Agreement, or the “Investment Advisory Agreement.” Our Adviser is owned 50% by Prospect Capital Management, an asset management firm and registered investment adviser under the Advisers Act, and 50% by Stratera Holdings, LLC. Our Adviser is led by a team of investment professionals from the investment and operations team of Prospect Capital Management. These individuals are responsible for our day-to-day operations on behalf of our Adviser and are responsible for developing, recommending and implementing our investment strategy. Prospect Capital Management also manages Prospect Capital Corporation, a business development company traded on the NASDAQ Global Select Market. See “Risk Factors-Risks Related to our Adviser and Its Affiliates.” Prospect Capital Corporation had total assets of approximately $[ ] billion as of [ ], 20[21]. Our Adviser’s professionals also manage Prospect Flexible Income Fund, Inc., or “FLEX,” which has elected to be regulated as a business development company under the 1940 Act. FLEX is the result of a merger between Pathway Capital Opportunity Fund, Inc., or “Pathway,” with and into Triton Pacific Investment Corporation, Inc., which became effective on March 31, 2019. Pathway was also managed by an affiliate of Prospect Capital Management prior to the completion of the merger. As of [ ], 2021, FLEX had total assets of approximately $[ ] million.

Our Adviser’s investment professionals have significant experience and an extensive track record of investing in companies, managing high-yielding debt and equity investments, and managing and investing in CLOs, including the equity and junior debt tranches of CLOs, and Target Securities. Such parties also have extensive knowledge of the managerial, operational and regulatory requirements of publicly registered investment companies. Our Adviser does not currently have employees, but has access to certain investment, finance, accounting, legal and administrative personnel of Prospect Capital Management and Prospect Administration and may retain additional personnel as our activities expand. In particular, certain personnel of Prospect Capital Management will be made available to our Adviser to assist it in managing our portfolio and operations, provided that they are supervised at all times by our Adviser’s management team. See “Investment Objective and Strategy-About Our Adviser.” We believe that this depth of experience and disciplined investment approach will help our Adviser to successfully execute our investment strategy. See “Management” and “Portfolio Management” for biographical information regarding our Adviser’s professionals.
All investment decisions will be made by our Adviser’s professionals. Our Board of Directors, including a majority of independent directors, will oversee and monitor our investment performance and relationship with our Adviser. See “Investment Advisory Agreement.”

Risk Factors
An investment in the Notes involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in the Notes. The following are some of the risks an investment in the Notes involves:
•Our amount of debt outstanding will increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.
•An increase in market interest rates could result in a decrease in the market value of the Notes.
•The Notes will be effectively subordinated to any existing and future secured indebtedness and structurally subordinated to any future secured indebtedness of our subsidiaries.
•The Indenture governing the Notes will not contain restrictive covenants and will provide only limited protection, in the event of a change of control.
•We may be unable to repurchase the Notes following a fundamental change.
•Some significant restructuring transactions may not constitute a fundamental change, in which case we would not be obligated to offer to repurchase the Notes.
•Provisions of the Notes could discourage an acquisition of us by a third party.
•The Notes may not be approved by [The New York Stock Exchange] and an active trading market for the Notes may not develop, which could limit the market price of the Notes or your ability to sell them.
•We may choose to redeem the Notes when prevailing interest rates are relatively low.
•A downgrade, suspension or withdrawal of the rating assigned by a rating agency to us or the Notes, if any, could cause the liquidity or market value of the Notes to decline significantly.
•We may be subject to certain corporate level taxes, which could adversely affect our cash flow and consequently adversely affect our ability to make payments on the Notes.
•The Indenture governing the Notes will contain limited protection for holders of the Notes.
•We may be unable to invest a significant portion of the net proceeds from this offering, which could harm our financial condition and operating results.
•If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.
•FATCA withholding may apply to payments to certain foreign entities.
•Regulations governing our operation as a registered closed-end management investment company affect our ability to raise, and the way in which we raise, additional capital.
•Legislative or other actions relating to taxes could have a negative effect on us.
• We intend to maintain our status as a RIC but may fail to do so. Such failure would subject us to corporate-level U.S. federal income tax on all of our income, which would have a material adverse effect on our financial performance.
• As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise equity, make borrowings or sell existing investments to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.
• We are subject to financial market risks, including changes in interest rates, which may have a substantially negative impact on our investments.

• Changes in credit spreads may adversely affect our profitability and result in realized and unrealized depreciation on our investments.
• A significant portion of our portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there may be uncertainty as to the value of our investments.
• Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. securities.
• Our investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk.
• Our investments in the equity and junior debt tranches of CLOs may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies.
• CLOs typically will have no significant assets other than their underlying Senior Secured Loans; payments on the CLOs are and will be payable solely from the cashflows from such Senior Secured Loans.
• There is the potential for interruption and deferral of cashflow to our investments in the equity and junior debt tranches of CLOs.
• Our investments in Target Securities may be illiquid.
•We may invest in assets with no or limited performance or operating history.
• We are exposed to underlying borrower fraud through our portfolio securities.
• The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of Senior Secured Loans in a CLO may adversely affect us.
• Our investments are subject to prepayments and calls, increasing re-investment risk.
• There is limited control of the administration and amendment of Senior Secured Loans in CLOs.
• Senior Secured Loans in CLOs may be sold and replaced resulting in a loss to us.
• Non-investment grade debt, which is often referred to as “junk” or “high-yield,” involves a greater risk of default and higher price volatility than investment grade debt.
• We will generally have the right to receive payments only from the CLOs in which we invest, and will generally not have direct rights against the underlying borrowers comprising the CLOs’ investments or the entities that sponsored the CLOs.
• Our investments in equity and junior debt tranches of CLOs will likely be subordinate to the other debt tranches of such CLOs, and are subject to a higher degree of risk of total loss.
• We have not identified specific investments that we will make with the proceeds of this offering, and therefore you will not have the opportunity to evaluate our investments prior to purchasing our shares.
• We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.
• The potential for our Adviser to earn incentive fees under the Investment Advisory Agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on average total assets, our Adviser may have an incentive to increase portfolio leverage in order to earn higher base management fees.
• Our Adviser and its affiliates face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in our stockholders’ best interests.
• Our ability to enter into transactions with our affiliates will be restricted.
• We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.
• Our investments may be concentrated in a limited number of investments, which would magnify the effect of any losses suffered by a few of these investments.

See “Risk Factors” beginning on page [ ] and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in the Notes.

Investment Strategy
Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our total assets, or net assets plus borrowings, in Senior Secured Loans, with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Secured Loans. This investment objective may be changed by our Board of Directors if we provide our stockholders with at least 60 days prior notice. We may invest in Senior Secured Loans directly or in any security issued by a CLO to implement our investment objective but have invested primarily by directly purchasing (either in the primary or secondary markets) the equity and junior debt tranches of CLOs. Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is broadly assorted across different Senior Secured Loans, borrowers, and industries, with limitations on non-U.S. borrowers.
The CLOs in which we invest typically will be issued by special purpose vehicles and will be predominantly collateralized against pools of Senior Secured Loans. Such Senior Secured Loans typically will be BB or B rated (non- investment grade or “junk”) and in limited circumstances, unrated, Senior Secured Loans originated in the U.S., with a first lien on the borrower’s assets. We invest in new issue transactions in the primary market and transactions in the secondary market.
We will identify potential investments using our Adviser’s market knowledge, experience and industry relationships. Our Adviser’s relationships with CLO collateral managers, underwriters and trading desks will be used to source transactions. In determining when to sell an investment, our Adviser will consider the following factors: the performance of such investment, the expected performance by evaluating the company if such investment is a Senior Secured Loan or evaluating the pool of Senior Secured Loans if such investment is in a CLO, current market conditions, our capital needs, and other factors.
We seek to invest a majority of our assets in a broad portfolio of cashflow CLOs and have currently invested a majority of our assets in the equity and junior debt tranches of cashflow CLOs. The underlying assets of cashflow CLOs are comprised primarily of Senior Secured Loans. Therefore, there is a direct relationship between the market for Senior Secured Loans and the market for cashflow CLOs in which we will seek to invest. We invest so as to obtain exposure across a relatively broad range of underlying borrowers and credit ratings, sectors, CLO collateral managers, and CLO maturity profiles. We also take into consideration any correlation between different underlying securities. In order to comply with diversification requirements applicable to RICs, with respect to half of our investment portfolio, our interest in any one investment will not exceed 5% of the value of our gross assets, and with respect to the other half of our portfolio, our interest in any one investment will not exceed 25% of the value of our gross assets. By virtue of our investments in cashflow CLOs, which will be predominantly collateralized against pools of Senior Secured Loans, we expect to be broadly invested with respect to credit exposure to any one particular industry or borrower although we will have no restrictions on the industry or borrower exposure of the underlying assets and we do not operate as a “diversified” investment company within the meaning of the 1940 Act. We do not invest in any CLOs or investment companies managed by our Adviser or its affiliates. See “Certain U.S. Federal Income Tax Considerations” for our detailed RIC diversification requirements.
As a holder of the Notes, you will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan. In the case of the equity and junior debt tranches of CLO securities owned by us, we will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan held by a CLO vehicle.
Our Target Securities, and particularly our investments in the equity and junior debt tranches of CLOs, are difficult to value by virtue of the fact that they are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter secondary basis by institutional investors. As a result, we will value these securities monthly at fair value as determined in good faith pursuant to our valuation procedures.
We will be subject to certain regulatory restrictions in making our investments. On January 13, 2020 we received a co- investment exemptive order from the SEC, or the “Order,” which superseded a prior co-investment exemptive order granted on February 10, 2014, granting us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed or owned by our Adviser or certain affiliates, including Prospect Capital Corporation and FLEX, where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions included therein. Under the terms of the Order, a majority of our independent directors who have no financial interest in the transaction must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. The Order also imposes reporting and record keeping requirements and limitations on transactional fees. We may only co-invest with other funds managed or owned by our Adviser or certain affiliates in accordance with such Order and existing regulatory guidance. See “Certain Relationships and Related Party Transactions-Allocation of Investments” in the statement of additional information.

To seek to enhance our returns, we may borrow money from time to time at the discretion of our Adviser within the levels permitted by the 1940 Act (which generally allows us to incur indebtedness so long as our asset coverage ratio is at least 300% with respect to and after incurring such indebtedness or issue preferred stock so long as our asset coverage ratio is at least 200% with respect to and after issuing such preferred stock) when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook.
On December 16, 2019, we entered into a secured revolving credit facility (the “Facility”). The aggregate commitment of the Facility is $25 million and is collateralized by our CLO investments. The Facility matures on December 16, 2021 and generally bears interest at a rate of three-month LIBOR plus 3%, subject to a floor of 0.50%. As of [ ], 20[ ], we had no borrowings outstanding on the Facility. Additionally, the lender charges a fee on the unused portion of the credit facility equal to either 50 basis points if more than 60% of the credit facility is drawn, or 100 basis points if an amount more than 35% and less than or equal to 60% of the credit facility is drawn, or 150 basis points if an amount less than or equal to 35% of the credit facility is drawn. The agreement governing our Facility requires us to comply with certain financial and operational covenants. These covenants include restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets and a minimum total net asset level that we are required to maintain. As of [ ], 20[ ], we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will comply with the covenants in our Facility. Failure to comply with these covenants would result in a default under the Facility that, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the Facility and thereby have a material adverse impact on our business, financial condition and results of operations.

On January 27, 2020, we issued $15 million in aggregate principal amount of notes (the “2035 Notes”) in a private placement to an institutional investor. The 2035 Notes mature on March 1, 2035 and bear interest at a rate of 6.50% per year, payable quarterly on March 31, June 30, September 30 and December 31 of each year.
The use of borrowed funds, such as through the Facility, or the proceeds of notes, such as the 2035 Notes or the Notes, or the proceeds of preferred stock, such as the Preferred Stock, to make investments has its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our shares.
See “Risk Factors-Risks Related to Debt Financing” for a discussion of the risks inherent to employing leverage.

As of [ ], 20[ ], we had no borrowings outstanding on the Facility, $15 million in aggregate principal amount of the 2035 Notes outstanding, approximately $[ ] million of shares of 6.375% Series A Term Preferred Stock due 2025 outstanding, approximately $[ ] million of shares of 6.25% Series B Term Preferred Stock due 2023 outstanding, $[ ] million of shares of 6.625% Series C Term Preferred Stock due 2024 outstanding, approximately $[ ] million of shares of 7.00% Series D Term Preferred Stock due 2029 outstanding, approximately $[ ] million of shares of 6.375% Series E Term Preferred Stock due 2024 outstanding and approximately $[ ] million of shares of 6.625% Series F Term Preferred Stock due 2027 outstanding, and our asset coverage ratio was (i) approximately [ ]% with respect to our Preferred Stock and (ii) approximately [ ]% with respect to the Notes (assuming an issuance of $[ ] pursuant to this offering) and the 2035 Notes, taken together. The Asset Coverage per Unit was $[ ] as of [ ], 20[ ] with respect to our Preferred Stock, and approximately $[ ] with respect to the Notes (assuming an issuance of $[ ] pursuant to this offering) and the 2035 Notes, taken together.
The below table summarizes our asset coverage on a pro forma basis after giving effect to an assumed drawn balance of $10,000,000 on our Facility and giving effect to the issuance of $[ ] aggregate principal amount of the Notes.

	Total Amount Outstanding	Asset Coverage per Unit(1)	Involuntary Liquidating Preference per Unit
The Facility(2)	$10,000,000	$[ ]	$—
2035 Notes	15,000,000	[ ]	—
Notes	[ ]	[ ]	[ ]
Series A Term Preferred Stock Due 2025	37,035,875	[ ]	25
Series B Term Preferred Stock Due 2023	24,622,950	[ ]	25
Series C Term Preferred Stock Due 2024	38,927,475	[ ]	25
Series D Term Preferred Stock Due 2029	27,400,175	[ ]	25
Series E Term Preferred Stock Due 2024	25,982,900	[ ]	25
Series F Term Preferred Stock Due 2027	30,883,700	[ ]	25

(1) The asset coverage ratio for a class of secured senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured senior securities representing indebtedness. The asset coverage ratio for a class of unsecured senior securities is inclusive of all senior securities. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility, the Notes, and the 2035 Notes. The asset coverage ratio for a class of senior securities representing stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).
(2) On December 16, 2019, we entered into the Facility. The aggregate commitment of the Facility is $25 million and is collateralized by our CLO investments. The above table assumes a pro forma $10 million outstanding as of [ ].

On March 18, 2020, we announced a program for the repurchase of up to $50 million worth of the outstanding shares of the our Preferred Stock in aggregate. We may, but are not obligated to, repurchase our outstanding Preferred Stock in the open market from time to time upon the approval of our Board of Directors. Under the repurchase program, we repurchased 18,748 Series A Term Preferred Stock, at an average net price of $18.32 per share, 15,082 Series B Term Preferred Stock, at an average net price of $18.25 per share, 52,901 Series C Term Preferred Stock at an average net price of $18.29 per share, 1,000 Series D Term Preferred Stock, at an average net price of $16.93 per share, 60,684 Series E Term Preferred Stock, at an average net price of $18.84 per share, and 64,652 Series F Term Preferred Stock, at an average net price of $16.99 per share, for the year ended June 30, 2020. In connection with the repurchased Preferred Stock, we recognized a realized gain of $1,299,945, net of previously unamortized deferred issuance costs of $190,339. On February 1, 2021, our Board of Directors authorized a program for the repurchase of up to $25 million worth of the outstanding shares of our Preferred Stock in aggregate, pursuant to terms consistent with those of the program announced in March 2020.
Market Opportunity
CLOs are investment vehicles that own a broadly assorted pool of Senior Secured Loans. A CLO uses the cash flows from a broadly assorted portfolio of Senior Secured Loans to service multiple classes of rated debt securities, the proceeds of which together with the junior capital tranches are used to fund the purchase of the underlying Senior Secured Loans. A CLO is a special purpose vehicle (typically formed in the Cayman Islands or another similar foreign jurisdiction) formed to purchase the Senior Secured Loans and issue rated debt securities and equity tranches and/or unrated debt securities (generally treated as equity interests). The rated debt tranches consist of long-term, financing with specified financing terms, including floating interest rates at a stated spread to LIBOR. See “Risk Factors-Risks Related to Our Investments-Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments” and “Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.”
In a typical CLO, as shown in the chart below, the capital structure would include approximately 90% debt, with the remainder comprising the junior most CLO securities, typically referred to as the CLO’s equity tranche. Interest and principal repayment cashflows derived from the pool of Senior Secured Loans are allocated sequentially first to cover the operational and administrative costs of the CLO, second to the debt service of the highest ranking debt tranche, third to the debt service of the next highest ranking debt tranche and so on until all obligations of the CLO have been met. This sequential cashflow allocation is usually referred to as the “payment waterfall.” The most subordinated tranche of securities is therefore the most sensitive to defaults and realized losses in relation to the underlying assets, and the most senior tranche is the least sensitive to them.

Contractual Interest Payments and Principal Payments by Seniority
Typical Corporate Capital Structure
CLO Eligible
Senior Secured Loans
100 – 200 Senior Secured Loans
Unsecured / Subordinated Debt
Equity
Diversified Portfolio of Senior Secured Loans
Aaa / AAA Class
Aa2 / AA Class
A2 / A Class
Baa2 / BBB Class
Ba2 / BB Class
Excess Payments To Equity Class
Equity Class

The equity tranche represents the most junior tranche in the CLO capital structure. The equity tranche is typically not rated and is subordinated to the debt tranches. The holders of equity tranche interests are typically entitled to any cash reserves that form part of the structure at the point at which such reserves are permitted to be released. The equity tranche captures available payments at the bottom of the payment waterfall, after operational and administrative costs of the CLO and servicing of the debt securities. Economically, the equity tranche benefits from the difference between the interest received from the Senior Secured Loans and the interest paid to the holders of debt tranches of the CLO structure. Should a default or decrease in expected payments to a particular CLO occur, that deficiency typically first affects the equity tranche in that holders of that position generally will be the first to have their payments decreased by the deficiency.
Debt tranches of CLOs typically are rated and have a stated coupon. Equity tranches of CLOs are typically unrated and do not have a stated coupon. Rather, payments to the equity tranches of CLOs are dependent on the residual cashflows after all interest, fees and expenses on the debt tranches have been paid. The equity tranche of a CLO is the most sensitive to defaults and realized losses as it is the most subordinated tranche in the CLO’s capital structure, whereas CLO debt tranches are not impacted by defaults and realized losses until total losses exceed the value of the equity tranche. CLO payment provisions are detailed in a CLO’s indenture and are referred to as the “priority of payments” or “waterfall.”
Each tranche within a CLO has voting rights on any amendments that would have a material effect on such tranche.
Neither the debt tranches nor equity tranche of CLOs have voting rights on the management of the underlying Senior Secured Loan portfolio. The holders of the equity tranches of CLOs typically have the right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default. The equity tranche of a CLO has the ability to call the debt tranches following a non-call period. Debt tranches of CLOs do not have the right to call the other CLO security tranches.
We believe that the CLO market, including the U.S. Senior Secured Loan markets have represented and continue to represent attractive areas for investment. We believe that investments in the equity securities and junior debt obligations of CLOs provide an efficient mechanism for investing in the U.S. Senior Secured Loan market because investments in CLOs allow for us to invest in a highly diversified and levered pool of assets in a cost efficient manner. We may choose not to invest in Senior Secured Loans directly because our principle investment strategy is to invest in the equity and junior debt tranches of CLOs. We are able to invest in equity securities and junior debt obligations of CLOs that have leveraged exposure without the execution costs of creating such a portfolio. Investments in the more senior debt obligations of CLOs, on the other hand, do not provide the same efficiencies in terms of leverage and do not have the same equity exposure. We believe that while the U.S. Senior Secured Loan market is relatively large, with Standard & Poor’s estimating the total par value outstanding at approximately $1.20 trillion as of December 31, 2020,(1) this market remains largely inaccessible to a significant portion of investors that are not lenders or approved institutions.
An investment in a CLO offers access to a diversified and actively managed or actively monitored portfolio of Senior Secured Loans in a single investment. An investment in the equity class of a CLO provides the potential for enhanced returns generated by the difference between the yield on the underlying assets in the portfolio and the cost of funding the rated debt liabilities.

The most junior classes of all U.S. CLOs (typically referred to as CLO equity classes) have delivered over 20% annual average cash yields from January 2003 through December 2020, as shown in the chart below,(2) and, according to Wells Fargo, 98.1% of U.S. CLOs that have been issued since 2000 and redeemed through March 2015, which is the most recent date that is available for this data, have generated a positive return to equity investors.(3) Despite the historically favorable returns delivered by most junior classes of U.S. CLOs, these investments have generated lower returns during periods of extreme market volatility, particularly as a result of events impacting the U.S. credit markets. See “Risk Factors - Price declines in the markets for Target Securities, especially equity and junior tranches of CLOs and Senior Secured Loans, may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation.”
(1)    Source: S&P Capital IQ - S&P LSTA Leveraged Lending Review 4Q20.
(2)    Source: Citigroup Global Capital Markets Research – Citi US CLO Scorecard – December 16, 2020.
(3)    Source: Wells Fargo Structured Products Research, Intex and data provided by CLO Collateral Managers.
Cashflow transactions
The underlying assets of cashflow transactions may be either actively managed by a CLO collateral manager, or structured as static pools where few if any changes can be made to the initial asset selection. We invest primarily in actively- managed transactions where the portfolios will be managed according to typically stringent investment guidelines set out at the inception of the transaction. These guidelines likely will include specific requirements determined by the rating agencies (Moody’s, Standard & Poor’s, and/or Fitch), such as a portfolio broadly invested by industry and issuer and weighted average rating requirements on the Senior Secured Loans in the portfolio.
Broad investment variety is a key feature of the portfolios of the CLOs in which we invest and is aimed at minimizing the effect of potential credit deterioration. Typical guidelines require broad investment variety by issuer and industry. Individual CLO portfolios will generally consist of a large number of issuers in various industries.
Returns to investors in the equity classes of CLOs depend on a number of factors. One of the principal drivers is the number and timing of defaults in the portfolio, as well as recovery rates on any defaulted Senior Secured Loans. Other factors which contribute to return performance are correlation among assets, portfolio purchase price, repayment rate, reinvestment interest rate, trading gains/losses, test levels, frequency of payment on assets and liabilities, and timing of allocation of cashflows.
The Senior Secured Loan market is characterized by various factors, including:
•Seniority. A Senior Secured Loan typically has a first lien, or sometimes second lien, on the borrower’s assets and ranks senior in a borrower’s capital structure to other forms of debt or equity. As such, that loan maintains the senior- most claim on the borrower’s assets and cash flow, and, we believe should, all other things being equal, offer the prospect of a more stable and lower-risk investment relative to other debt and equity securities issued by the borrower.
•Consistent long-term performance. Senior Secured Loans have provided positive cash yields in all years since 1997, and only two full years (2008 and 2015) of negative returns including mark-to-market volatility. Senior Secured Loans provided a 2-year return of 7.5% in 2008 and 2009 despite the market downturn.(4)
•Floating rate instruments. A Senior Secured Loan typically contains a floating interest rate versus a fixed interest rate, which we believe provides some measure of protection against the risk of increases in interest rates and inflation. Also, the debt tranches of a CLO have floating interest rates as well, which provides a partial matching of changes in the interest rates on the CLO’s assets and liabilities.
•Low default-rate environment. The default rate on all Senior Secured Loans included in the S&P/LSTA Leveraged Loan Index has averaged 2.28% from January 1, 2003 through December 31, 2020.(5) The S&P/LSTA Leveraged Loan Index reflects the market-weighted performance of a selection of U.S. dollar-denominated institutional Senior Secured Loans.
(4)    Source: S&P Capital IQ - Leveraged Loan Index Returns Summary.
(5)    Source: S&P Capital IQ - Leveraged Loan Lending Review 4Q20.
In the current environment, we believe the above attributes are particularly desirable.
We believe that the equity and junior debt tranches of CLO securities in which we invest currently represent, as a class, an opportunity to obtain attractive risk-adjusted investment returns. We believe that a number of factors support this conclusion, including:
◦The U.S. CLO market is relatively large, with a total outstanding notional balance of approximately $754 billion as of December 31, 2020;(6)
◦CLOs are not significantly impacted solely by the same mark to market volatility of Senior Secured Loans. Therefore, we believe a decline in Senior Secured Loan prices similar to 2008, August 2011, and March 2020 does not solely have a directly negative impact on CLOs and provides CLOs an opportunity to acquire Senior Secured Loans at discounted prices;
◦CLOs are typically subject to significant investment restrictions resulting in diversified portfolios. Investment restrictions include limitations on exposure to any one borrower, Senior Secured Loan, or particular industry, requirements for minimum weighted average spreads and minimum weighted average ratings, and limitations on low rated Senior Secured Loans. Required diversity tests typically result in the average Senior Secured Loan or issuer representing less than 2% and no industry exceeding 15% of a CLO’s portfolio;
◦We believe that investing in Target Securities requires high levels of research and analysis. We believe that typically this analysis can only be conducted by knowledgeable market participants, as the nature of the analysis tends to be highly specialized; and
◦U.S. CLO equity tranches have delivered over 20% average annual cash yields from January 2003 through December 2020.(7)
(6) Source: Nomura CLO Research - January 20, 2021.
(7) Source: Citigroup Global Markets Research - Citi US CLO Scorecard – December 16, 2020.
We caution investors that the past performance described above is not indicative of future returns and the results described above do not include fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of our portfolio.
Potential Competitive Strengths
We believe that we offer our investors the following potential competitive strengths:
Established platform with seasoned investment professionals. We will benefit from the wider resources of our Adviser through the personnel it utilizes from Prospect Capital Management, which is focused on sourcing, structuring, executing, monitoring and exiting a broad range of investments. We believe these personnel possess market knowledge, experience and industry relationships that enable them to identify potentially attractive investment opportunities in Target Securities.
Long-term investment horizon. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only once and must be returned to investors after a pre-determined time period. We believe our ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide us with greater flexibility to seek investments that can generate attractive returns on invested capital.
Efficient tax structure. As a regulated investment company, or “RIC,” we generally will not be required to pay U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. Furthermore, tax-exempt investors in our securities who do not finance their acquisition of our securities with indebtedness should not be required to recognize unrelated business taxable income, or “UBTI.” Although, as a RIC, we generally will not be subject to U.S. federal income taxes on dividends we receive from taxable entities and that we timely distribute to our stockholders, any taxable entities we own generally will be subject to federal and state income taxes on their income. As a result, the net return to us on such investments that are held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.
Disciplined, income-oriented investment philosophy. Our Adviser employs a conservative investment approach focused on current income and long-term investment performance. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at issuers of Senior Secured Loans which could result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining potential for long-term capital appreciation.
Investment expertise across all levels of the corporate capital structure. We believe the personnel available to our Adviser have broad expertise and experience investing in companies, managing high-yielding debt and equity investments, and managing and investing in Target Securities. We will attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform well in a broad range of economic conditions.
Use of Proceeds
The net proceeds of this offering are expected to be approximately $[ ] million (or approximately $[ ] million if the underwriters exercise the over-allotment option in full) after deducting the payment of underwriting discounts and commissions of $[ ] million (or approximately $[ ] million if the underwriters exercise their overallotment option in full) and estimated offering expenses of $[ ] payable by us.
We expect to use the net proceeds from the sale of the Notes offered hereby to acquire investments in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes. We may also use a portion of the net proceeds from the sale of the Notes offered hereby to repurchase a portion of our Preferred Stock. We anticipate that substantially all of the net proceeds of this offering used to acquire investments will be used to make our targeted investments within three months, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions.
Advisory Fees
Our Adviser is compensated for its services. Under the Investment Advisory Agreement, our Adviser is entitled to a fee consisting of two components—a base management fee and an incentive fee. When we determine to use leverage, as is the case with the issuance of the Notes, the fees paid to the Adviser for investment advisory services are higher than if we did not use leverage because the fees paid are calculated based on total assets, which includes assets attributable to leverage. The base management fee is calculated at an annual rate of 2.0% of our total assets. The base management fee is payable quarterly in arrears and is calculated based on the average value of our total assets as of the end of the two most recently completed calendar quarters. The subordinated incentive fee, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subordinated to a fixed preferred return on the value of our net assets at the end of the immediately preceding calendar quarter equal to 1.5% per quarter, or an annualized rate of 6.0%. See “Investment Advisory Agreement—Overview of Our Adviser—Advisory Fees.”
Conditional Obligation to Reimburse the Adviser Pursuant to Terminated Expense Support Agreement
In order to support our distribution until we reached sufficient scale such that our operating income covered our expenses, we entered into an expense support and conditional reimbursement agreement with the Adviser, whereby the Adviser agreed to reimburse us for a certain amount of operating expenses, subject to our conditional reimbursement upon reaching sufficient scale. On May 24, 2018, our Board of Directors voted in favor of terminating the expense support agreement. As a result we will no longer receive expense support payments but will continue to be obligated to reimburse any payments made by our Adviser to us within the last three years that have not yet been reimbursed, subject to the expiration of each repayment obligation. The last of the fund’s repayment obligations expires on March 31, 2021. See “Conditional Obligation to Reimburse the Adviser Pursuant to Terminated Expense Support Agreement” on page [ ]. As of September 30, 2020, we have a conditional obligation to reimburse the

Adviser for up to $531,630 in expense support payments following any calendar quarter in which available operating funds in such calendar quarter exceed the cumulative distributions to stockholders for which a record date has occurred in such calendar quarter.
Administration
We have entered into an administration agreement, or the “Administration Agreement,” under which we have agreed to reimburse Prospect Administration for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. Prospect Administration is controlled by Prospect Capital Management. See “Administration Agreement.”
Conflicts of Interest
Our Adviser and certain of its affiliates may experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:
•The directors, officers and other personnel of our Adviser and its affiliates allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including managing and operating Prospect Capital Corporation;
•The compensation payable by us to our Adviser and other affiliates will be approved by our Board of Directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law and our charter and bylaws. Such compensation is payable, in most cases, whether or not our stockholders receive distributions;
•We will compete with certain affiliates for investments, including Prospect Capital Corporation and FLEX, subjecting our Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf;
•Regardless of the quality of the assets acquired or the services provided to us, or whether we make distributions to our stockholders, our Adviser will receive base management fees and reimbursement of routine non-compensation overhead expenses in connection with the management of our portfolio, such as expenses incurred by Prospect Administration or us in connection with administering our business, including expenses incurred by Prospect Administration in performing administrative services for us, and the reimbursement of the compensation of our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the Administration Agreement, and may receive subordinated incentive fees in connection with the generation of net investment income;
•We may compete with other funds managed by affiliates of our Adviser for investment opportunities, subjecting our Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions to us;
•From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients (if any) for which our Adviser provides investment management services or carries on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;
•Our Adviser and its respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objective may be similar to ours;
•Prospect Capital Management and its affiliates may have existing business relationships or access to material, non- public information that would prevent our Adviser from recommending certain investment opportunities that would otherwise fit within our investment objective;
•Our Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of our Adviser or its affiliates. Affiliates of our Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of our Adviser have no obligation to make their originated investment opportunities available to us; and
•To the extent permitted by the 1940 Act and staff interpretations, our Adviser may seek to have us and one or more other investment accounts managed or owned by our Adviser or certain of its affiliates participate in an investment opportunity. The Order permitting us to co-invest with other funds managed or owned by our Adviser or certain affiliates grants us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed or owned by our Adviser or certain affiliates, including Prospect Capital Corporation and FLEX, where co-investing would otherwise be prohibited by the 1940 Act, subject to the conditions included therein. Under the terms of the Order, a majority of our independent directors who have no financial interest in the transaction must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. The Order also imposes reporting and record keeping requirements and limitations on transactional fees. We may only co-invest with other funds managed or owned by our Adviser or certain affiliates in accordance with such Order and existing regulatory guidance. See “Certain Relationships and Related Party Transactions—Allocation of Investments” in the statement of additional information. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.
Available Information
We file periodic reports, proxy statements and other information with the SEC. This information will be available on the SEC’s website at www.sec.gov. This information will also be available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, New York, 10016 or on our website at www.priorityincomefund.com (which is not intended to be an active hyperlink). These reports should not be considered a part of or as incorporated by reference into this prospectus, or the registration statement of which this prospectus is a part.

Portfolio Update
As of September 30, 2020, our investment portfolio consisted of interests in 138 investments. The following is our investment portfolio as of September 30, 2020:

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.(6)	Subordinated Notes	—%	7/15/2026	7/3/2014	$500,000	$264,144	$62,551	0.0%
Apidos CLO XVIII-R	Subordinated Notes	16.36%	10/22/2030	9/26/2018	410,000	521,245	401,283	0.1%
Apidos CLO XX	Subordinated Notes	29.59%	7/16/2031	3/4/2020	5,500,000	3,036,683	3,212,023	0.9%
Apidos CLO XXI	Subordinated Notes	9.65%	7/19/2027	5/13/2015	5,000,000	4,111,317	3,026,019	0.9%
Apidos CLO XXII	Subordinated Notes	27.32%	4/21/2031	9/17/2015	9,894,611	6,239,091	6,935,771	2.0%
Apidos CLO XXIV	Subordinated Notes	21.38%	10/21/2030	5/17/2019	6,750,000	4,299,328	3,820,860	1.1%
Apidos CLO XXVI	Subordinated Notes	20.48%	7/18/2029	7/25/2019	6,000,000	4,365,801	4,126,430	1.2%
Babson CLO Ltd. 2015-I	Subordinated Notes	9.58%	1/20/2031	4/1/2015	3,400,000	2,389,251	1,573,335	0.5%
Barings CLO Ltd. 2018-III	Subordinated Notes	3.82%	7/20/2029	10/10/2014	397,600	228,985	152,513	0.0%
BlueMountain CLO 2012-2 Ltd.	Subordinated Notes	9.33%	11/20/2028	1/7/2015	3,000,000	2,466,710	1,660,417	0.5%
BlueMountain CLO 2013-2 Ltd.	Subordinated Notes	5.47%	10/22/2030	10/1/2015	1,900,000	1,514,490	872,773	0.3%
BlueMountain Fuji US CLO II Ltd.	Subordinated Notes	13.91%	10/21/2030	8/22/2017	2,500,000	2,326,139	1,895,685	0.5%
California Street CLO IX, Ltd.	Preference Shares	23.03%	7/16/2032	12/13/2019	4,670,000	1,816,147	2,085,996	0.6%
California Street CLO XII, Ltd.(6)	Subordinated Notes	—%	10/15/2025	9/14/2015	14,500,000	7,252,719	1,993,644	0.6%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	13.70%	8/14/2030	6/23/2016	17,550,000	12,961,121	8,798,598	2.5%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Income Notes	14.00%	1/15/2031	12/22/2016	11,839,488	7,526,230	5,780,583	1.7%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	25.98%	4/17/2031	2/25/2016	12,870,000	8,171,770	8,470,905	2.4%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.	Subordinated Notes	14.91%	7/28/2031	5/23/2018	15,000,000	13,934,834	10,756,551	3.1%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	13.22%	4/20/2027	3/16/2016	6,500,000	6,301,597	4,963,586	1.4%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Subordinated Notes	17.12%	10/19/2029	8/8/2016	3,245,614	3,116,310	2,639,890	0.8%
Carlyle Global Market Strategies CLO 2017-5, Ltd.	Subordinated Notes	13.37%	1/22/2030	12/18/2017	10,000,000	9,817,045	7,751,286	2.2%
Cedar Funding II CLO, Ltd.	Subordinated Notes	13.42%	6/10/2030	9/27/2017	2,500,000	1,903,746	1,608,826	0.5%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	15.08%	7/23/2030	6/19/2017	21,114,286	18,132,137	15,065,409	4.3%
Cedar Funding V CLO, Ltd.	Subordinated Notes	12.70%	7/17/2031	10/15/2018	2,358,000	2,617,542	2,132,181	0.6%
Cedar Funding VI CLO, Ltd.	Subordinated Notes	14.78%	10/20/2028	8/7/2017	4,892,500	4,922,306	4,271,577	1.2%
Cent CLO 21 Limited	Subordinated Notes	7.73%	7/26/2030	5/15/2014	510,555	403,471	278,362	0.1%
CIFC Funding 2013-I, Ltd.	Subordinated Notes	18.55%	7/16/2030	6/1/2018	3,000,000	1,786,466	1,504,860	0.4%
CIFC Funding 2013-II, Ltd.	Income Notes	7.32%	10/18/2030	2/6/2014	305,000	198,996	138,852	0.0%
CIFC Funding 2013-IV, Ltd.	Subordinated Notes	17.41%	4/28/2031	3/15/2019	8,000,000	5,310,031	5,033,201	1.4%
CIFC Funding 2014, Ltd.	Income Notes	11.57%	1/17/2031	2/6/2014	2,758,900	1,873,771	1,450,216	0.4%
CIFC Funding 2014-III, Ltd.	Income Notes	16.82%	10/22/2031	11/14/2016	11,700,000	7,315,449	5,596,517	1.6%
CIFC Funding 2014-IV-R, Ltd.	Income Notes	13.95%	10/17/2030	8/5/2014	4,286,000	2,810,936	2,028,627	0.6%
CIFC Funding 2015-I, Ltd.	Subordinated Notes	17.81%	1/22/2031	11/24/2015	7,500,000	5,591,482	4,529,744	1.3%
CIFC Funding 2015-III, Ltd.	Subordinated Notes	14.87%	4/19/2029	5/29/2018	10,000,000	7,284,196	5,868,002	1.7%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	10.15%	10/20/2027	4/27/2016	9,100,000	7,163,157	4,988,276	1.4%
CIFC Funding 2016-I, Ltd.	Subordinated Notes	9.72%	10/21/2031	12/9/2016	2,000,000	1,786,918	1,590,899	0.5%
CIFC Funding 2017-I, Ltd.	Subordinated Notes	11.82%	4/20/2029	2/3/2017	8,000,000	7,350,256	5,310,668	1.5%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	15.43%	10/24/2030	8/14/2017	18,000,000	17,524,052	14,075,836	4.0%
CIFC Funding 2018-IV, Ltd.	Subordinated Notes	28.81%	10/17/2031	6/19/2020	6,000,000	4,108,711	4,208,119	1.2%
CIFC Funding 2020-II, Ltd.	Subordinated Notes	22.94%	8/24/2032	7/20/2020	2,000,000	1,785,727	1,814,547	0.5%
CIFC Funding 2020-III, Ltd.(8)	Subordinated Notes	—%	10/20/2031	9/11/2020	6,000,000	5,400,000	5,533,810	1.6%
Columbia Cent CLO 29	Subordinated Notes	25.71%	7/21/2031	7/10/2020	9,000,000	7,362,482	7,414,489	2.1%
Galaxy XIX CLO, Ltd.	Subordinated Notes	17.50%	7/24/2030	12/5/2016	2,750,000	1,922,977	1,195,354	0.3%
Galaxy XXVIII CLO, Ltd.	Subordinated Notes	11.29%	7/15/2031	5/30/2014	250,000	183,372	101,303	0.0%
GoldenTree Loan Opportunities IX, Ltd.	Subordinated Notes	16.39%	10/29/2029	7/19/2017	3,250,000	2,534,630	1,736,035	0.5%
Halcyon Loan Advisors Funding 2014-2 Ltd.(6)	Subordinated Notes	—%	4/28/2025	4/14/2014	400,000	210,313	—	0.0%
Halcyon Loan Advisors Funding 2014-3 Ltd.(6)	Subordinated Notes	—%	10/22/2025	9/12/2014	500,000	298,545	—	0.0%
Halcyon Loan Advisors Funding 2015-1 Ltd.(6)	Subordinated Notes	—%	4/20/2027	3/16/2015	3,000,000	1,849,511	—	0.0%
Halcyon Loan Advisors Funding 2015-2 Ltd.(6)	Subordinated Notes	—%	7/26/2027	6/3/2015	3,000,000	1,927,789	66,611	0.0%
Halcyon Loan Advisors Funding 2015-3 Ltd.(6)	Subordinated Notes	—%	10/18/2027	7/27/2015	7,000,000	5,349,441	2,685,021	0.8%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
HarbourView CLO VII-R, Ltd.(6)	Subordinated Notes	—%	7/18/2031	6/5/2015	275,000	187,442	72,422	0.0%
Jefferson Mill CLO Ltd.	Subordinated Notes	10.51%	10/20/2031	6/30/2015	6,049,689	5,047,142	3,199,065	0.9%
LCM XV Limited Partnership	Income Notes	5.33%	7/19/2030	1/28/2014	250,000	177,755	101,427	0.0%
LCM XVI Limited Partnership	Income Notes	9.12%	10/15/2031	5/12/2014	6,814,685	4,614,312	2,984,996	0.9%
LCM XVII Limited Partnership	Income Notes	12.27%	10/15/2031	9/17/2014	1,000,000	728,198	518,648	0.1%
Madison Park Funding XIII, Ltd.	Subordinated Notes	25.47%	4/19/2030	2/3/2014	13,000,000	9,270,727	8,672,807	2.5%
Madison Park Funding XIV, Ltd.	Subordinated Notes	17.58%	10/22/2030	7/3/2014	14,000,000	10,595,389	7,974,992	2.3%
Madison Park Funding XV, Ltd.(6)	Subordinated Notes	4.28%	1/27/2026	12/12/2014	4,000,000	2,586,186	1,314,981	0.4%
Mountain View CLO 2014-1 Ltd.(6)	Income Notes	—%	10/15/2026	8/29/2014	1,000,000	497,106	—	0.0%
Mountain View CLO IX Ltd.	Subordinated Notes	15.71%	7/15/2031	5/13/2015	8,815,500	5,297,812	4,945,826	1.4%
Octagon Investment Partners XIV, Ltd.	Income Notes	17.29%	7/16/2029	12/1/2017	6,150,000	4,028,736	2,903,528	0.8%
Octagon Investment Partners XV, Ltd.	Income Notes	21.28%	7/19/2030	5/23/2019	5,644,737	3,292,026	3,092,562	0.9%
Octagon Investment Partners XVII, Ltd.	Subordinated Notes	20.13%	1/27/2031	6/28/2018	16,153,000	9,059,999	7,403,907	2.1%
Octagon Investment Partners 18-R, Ltd.	Subordinated Notes	15.73%	4/16/2031	7/30/2015	4,568,944	2,591,630	1,822,837	0.5%
Octagon Investment Partners 20-R, Ltd.	Subordinated Notes	16.40%	5/12/2031	4/25/2019	3,500,000	2,798,453	2,213,495	0.6%
Octagon Investment Partners XXI, Ltd.	Subordinated Notes	16.16%	2/14/2031	1/6/2016	13,822,188	8,246,570	5,748,187	1.7%
Octagon Investment Partners XXII, Ltd.	Subordinated Notes	16.15%	1/22/2030	11/12/2014	6,625,000	5,135,498	3,803,464	1.1%
Octagon Investment Partners XXIII, Ltd.	Subordinated Notes	16.70%	7/15/2027	2/1/2016	$12,000,000	$9,010,942	$7,764,529	2.2%
Octagon Investment Partners 27, Ltd.	Subordinated Notes	18.72%	7/15/2030	10/31/2018	5,000,000	3,678,401	2,834,220	0.8%
Octagon Investment Partners 30, Ltd.	Subordinated Notes	14.23%	3/18/2030	11/16/2017	9,525,000	8,888,046	6,810,309	2.0%
Octagon Investment Partners 31, Ltd.	Subordinated Notes	32.74%	7/19/2030	12/20/2019	3,067,500	1,913,286	1,809,407	0.5%
Octagon Investment Partners 33, Ltd.	Subordinated Notes	18.40%	1/20/2031	7/9/2018	2,850,000	2,545,841	2,168,749	0.6%
Octagon Investment Partners 36, Ltd.	Subordinated Notes	26.24%	4/15/2031	12/20/2019	10,400,960	8,705,073	7,519,879	2.2%
Octagon Investment Partners 39, Ltd.	Subordinated Notes	25.32%	10/21/2030	1/9/2020	10,250,000	7,952,396	7,300,775	2.1%
Octagon Loan Funding, Ltd.	Subordinated Notes	15.38%	11/18/2031	8/25/2014	3,240,000	2,231,148	1,682,881	0.5%
OZLM VI, Ltd.	Subordinated Notes	10.73%	4/17/2031	10/31/2016	15,688,991	11,840,852	8,000,221	2.3%
OZLM VII, Ltd.	Subordinated Notes	5.79%	7/17/2029	11/3/2015	2,654,467	1,547,525	915,281	0.3%
OZLM VIII, Ltd.	Subordinated Notes	6.58%	10/17/2029	8/7/2014	950,000	602,675	290,566	0.1%
OZLM IX, Ltd.	Subordinated Notes	12.38%	10/20/2031	2/22/2017	15,000,000	11,586,154	8,234,901	2.4%
OZLM XII, Ltd.	Subordinated Notes	—%	4/30/2027	1/17/2017	12,122,952	8,428,707	5,139,906	1.5%
OZLM XXII, Ltd.	Subordinated Notes	16.30%	1/17/2031	5/11/2017	27,343,000	17,279,651	13,808,503	4.0%
Romark WM-R Ltd.	Subordinated Notes	10.91%	4/21/2031	4/11/2014	490,713	417,613	264,423	0.1%
Sound Point CLO II, Ltd.	Subordinated Notes	16.58%	1/27/2031	5/16/2019	21,053,778	12,268,952	9,109,272	2.6%
Sound Point CLO VII-R, Ltd.	Subordinated Notes	21.58%	10/23/2031	7/31/2019	9,002,745	3,688,712	2,957,788	0.9%
Sound Point CLO XVII, Ltd.	Subordinated Notes	14.62%	10/20/2030	7/11/2018	15,000,000	13,948,178	11,022,952	3.3%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Sound Point CLO XVIII, Ltd.	Subordinated Notes	13.88%	1/20/2031	10/29/2018	6,250,000	6,115,896	5,007,482	1.4%
Symphony CLO XIV, Ltd.(6)	Subordinated Notes	—%	7/14/2026	5/6/2014	750,000	445,378	233,258	0.1%
Symphony CLO XVI, Ltd.	Subordinated Notes	11.37%	10/15/2031	7/1/2015	5,000,000	4,233,667	2,736,519	0.8%
TCI-Symphony CLO 2017-1, Ltd.	Subordinated Notes	38.35%	7/15/2030	9/15/2020	3,000,000	1,398,851	1,487,360	0.4%
THL Credit Wind River 2013-1 CLO, Ltd.	Subordinated Notes	12.77%	7/19/2030	11/1/2017	10,395,000	7,994,180	4,998,022	1.4%
THL Credit Wind River 2013-2 CLO, Ltd.	Income Notes	12.34%	10/18/2030	12/27/2017	3,250,000	2,061,629	1,321,455	0.4%
THL Credit Wind River 2014-1 CLO, Ltd.	Subordinated Notes	16.52%	7/18/2031	7/11/2018	11,800,000	8,177,348	6,665,580	1.9%
THL Credit Wind River 2017-4 CLO, Ltd.	Subordinated Notes	34.75%	11/20/2030	6/25/2020	3,765,400	2,504,589	2,681,531	0.8%
THL Credit Wind River 2018-2 CLO, Ltd.	Subordinated Notes	18.70%	7/15/2030	3/11/2019	8,884,000	7,954,555	6,644,089	1.9%
THL Credit Wind River 2018-3 CLO, Ltd.	Subordinated Notes	21.49%	1/20/2031	6/28/2019	13,000,000	11,833,189	10,059,916	2.9%
Venture XVIII CLO, Ltd.	Subordinated Notes	10.51%	10/15/2029	7/16/2018	4,750,000	3,253,022	2,417,844	0.7%
Venture 28A CLO, Ltd.	Subordinated Notes	12.83%	10/19/2029	7/16/2018	12,000,000	10,031,484	8,277,178	2.4%
Venture XXX CLO, Ltd.	Subordinated Notes	17.33%	1/15/2031	7/16/2018	5,100,000	4,475,836	3,988,229	1.1%
Venture XXXII CLO, Ltd.	Subordinated Notes	17.28%	7/18/2031	10/9/2018	7,929,328	7,517,198	6,751,531	1.9%
Venture XXXIV CLO, Ltd.	Subordinated Notes	19.99%	10/15/2031	7/30/2019	5,250,000	4,513,604	4,056,237	1.2%
Voya IM CLO 2013-1, Ltd.	Income Notes	9.21%	10/15/2030	6/9/2016	4,174,688	2,910,127	1,974,798	0.6%
Voya IM CLO 2013-3, Ltd.	Subordinated Notes	1.17%	10/17/2031	2/13/2015	4,000,000	2,239,143	1,230,356	0.4%
Voya IM CLO 2014-1, Ltd.	Subordinated Notes	4.80%	4/18/2031	2/5/2014	$314,774	$237,997	$142,271	0.0%
Voya CLO 2014-3, Ltd.(6)	Subordinated Notes	—%	7/24/2026	4/10/2015	7,000,000	3,296,267	574,317	0.2%
Voya CLO 2014-4, Ltd.	Subordinated Notes	5.37%	7/14/2031	11/10/2014	1,000,000	740,439	462,726	0.1%
Voya CLO 2015-2, Ltd.	Subordinated Notes	15.96%	7/23/2027	6/24/2015	13,712,000	8,836,911	7,714,379	2.2%
Voya CLO 2016-1, Ltd.	Subordinated Notes	14.42%	1/21/2031	1/22/2016	7,750,000	6,903,282	5,847,456	1.7%
Voya CLO 2016-3, Ltd.	Subordinated Notes	11.88%	10/20/2031	9/30/2016	10,225,000	8,560,723	7,089,674	2.0%
Voya CLO 2017-3, Ltd.	Subordinated Notes	9.71%	7/19/2030	6/15/2017	5,750,000	6,415,315	5,055,931	1.5%
Voya CLO 2018-1, Ltd.	Subordinated Notes	14.07%	4/18/2031	2/23/2018	10,000,000	9,694,630	7,651,884	2.2%
Voya CLO 2019-1, Ltd.	Subordinated Notes	24.55%	4/15/2031	1/27/2020	15,500,000	14,468,763	12,874,400	3.7%
West CLO 2014-1 Ltd.(6)	Subordinated Notes	—%	7/17/2026	6/24/2014	13,375,000	8,109,244	3,777,451	1.1%
Total Collateralized Loan Obligation - Equity Class						$585,181,767	$457,337,621	131.5%

Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Apidos CLO XXIV	Class E-R Notes	8.13% (LIBOR + 7.86%)	10/21/2030	3/10/2020	$2,000,000	$1,450,952	$1,466,876	0.4%
California Street CLO IX, Ltd.	Class F-R2 Notes	8.79% (LIBOR + 8.52%)	7/16/2032	9/2/2020	2,000,000	1,522,284	1,542,220	0.4%
Carlyle Global Market Strategies 2014-2-R, Ltd.	Class E Notes	8.28% (LIBOR + 8.00%)	5/15/2031	3/6/2019	7,675,663	6,729,740	5,602,736	1.6%
Carlyle CLO 17, Ltd.	Class E-R Notes	8.62% (LIBOR + 8.35%)	4/30/2031	3/5/2019	3,000,000	2,750,871	2,569,508	0.7%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Cent CLO 21 Limited	Class E-R2 Notes	8.89% (LIBOR + 8.65%)	7/26/2030	7/12/2018	109,122	102,748	90,424	0.0%
CIFC Funding 2014-IV-R, Ltd.	Class E Notes	8.27% (LIBOR + 8.00%)	10/17/2030	11/12/2019	9,000,000	7,284,926	7,106,308	2.0%
CIFC Funding 2014-V, Ltd.	Class F-R2 Notes	8.77% (LIBOR + 8.50%)	10/17/2031	9/17/2018	750,000	724,952	639,741	0.2%
CIFC Funding 2015-I, Ltd.	Class F-RR Notes	8.11% (LIBOR + 7.85%)	1/22/2031	10/31/2019	5,000,000	3,926,031	4,207,387	1.2%
CIFC Funding 2015-IV, Ltd.	Class E-R Notes	8.92% (LIBOR + 8.65%)	10/20/2027	12/14/2018	9,000,000	8,608,568	7,332,891	2.1%
CIFC Funding 2016-I, Ltd.	Class F-R Notes	10.42% (LIBOR + 10.15%)	10/21/2031	9/16/2019	3,750,000	3,561,739	3,217,520	0.9%
Galaxy XXI CLO, Ltd.	Class F-R Notes	7.52% (LIBOR + 7.25%)	4/21/2031	3/8/2019	6,000,000	4,848,955	5,068,183	1.5%
Galaxy XXVII CLO, Ltd.	Class F Junior Notes	8.34% (LIBOR + 8.06%)	5/16/2031	3/5/2019	1,500,000	1,324,583	1,224,717	0.4%
Galaxy XXVIII CLO, Ltd.	Class F Junior Notes	8.76% (LIBOR + 8.48%)	7/15/2031	6/29/2018	41,713	38,655	33,894	0.0%
HarbourView CLO VII-R, Ltd.	Class F Notes	8.54% (LIBOR + 8.27%)	7/18/2031	10/29/2018	6,297,581	6,051,670	4,566,499	1.3%
Madison Park Funding XIII, Ltd.	Class F-R Notes	8.22% (LIBOR + 7.95%)	4/19/2030	10/25/2019	2,000,000	1,649,980	1,613,915	0.5%
Madison Park Funding XIV, Ltd.	Class F-R Notes	8.03% (LIBOR + 7.77%)	10/22/2030	3/13/2020	4,500,000	2,998,918	3,005,168	0.9%
Mountain View CLO IX Ltd.	Class E Notes	8.30% (LIBOR + 8.02%)	7/15/2031	10/29/2018	$3,625,000	$3,467,429	$2,666,560	0.8%
Octagon Investment Partners XVII, Ltd.	Class F-R2 Notes	7.44% (LIBOR + 7.20%)	1/27/2031	10/15/2019	5,362,500	4,085,175	4,133,154	1.2%
Octagon Investment Partners 18-R, Ltd.	Class E Notes	8.52% (LIBOR + 8.25%)	4/16/2031	10/15/2019	6,000,000	4,745,556	4,882,983	1.5%
Octagon Investment Partners XXII, Ltd.	Class F-RR Notes	8.01% (LIBOR + 7.75%)	1/22/2030	11/25/2019	5,500,000	4,187,094	4,410,513	1.3%
OZLM VIII, Ltd.	Class E-RR Notes	8.44% (LIBOR + 8.17%)	10/17/2029	11/6/2018	8,815,034	8,506,317	6,920,783	2.0%
Sound Point CLO IV-R, Ltd.	Class F Notes	8.37% (LIBOR + 8.10%)	4/18/2031	3/18/2019	3,500,000	3,164,975	2,560,520	0.7%
Venture XIX CLO, Ltd.	Class F-RR Notes	8.78% (LIBOR + 8.50%)	1/15/2032	11/16/2018	7,900,000	7,622,755	6,626,668	1.9%
Venture XXXIII CLO, Ltd.	Class F Notes	8.28% (LIBOR + 8.00%)	7/15/2031	12/3/2019	2,500,000	1,831,581	1,879,682	0.5%
Voya IM CLO 2012-4, Ltd.	Class E-R-R Notes	11.13% (LIBOR + 10.85%)	10/15/2030	10/11/2019	3,320,000	3,215,929	2,782,362	0.8%
Voya IM CLO 2014-1, Ltd.	Class E-R2 Notes	8.62% (LIBOR + 8.35%)	4/18/2031	4/11/2019	3,071,930	2,798,887	2,442,355	0.7%
Total Collateralized Loan Obligation - Debt Class						$97,201,270	$88,593,567	25.5%

Total Portfolio Investments						$682,383,037	$545,931,188	157.0%
Other liabilities in excess of assets							(196,625,029)	(56.5)%
Net Assets (33,795,183 shares issued and outstanding)							$347,800,248	100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and CLO expenses. The current estimated yield, calculated using amortized cost, is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. As of June 30, 2020, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.

(4) The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 0.23% at September 30, 2020. The current base rate for each investment may be different from the reference rate on September 30, 2020.

(5) Restricted securities for which quotations are not readily available are valued at fair value, as determined by the Board of Directors.
(6) The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital with any remaining unamortized investment costs written off if the actual distributions are less than the amortized investment cost. If an investment has been impaired upon being called, any future distributions will be recorded as a return of capital. To the extent that the impaired CLO’s cost basis is fully recovered, any future distributions will be recorded as realized gains.

(7) This investment has contractual payment-in-kind (“PIK”) interest. PIK interest computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date.
(8) This investment was not settled as of September 30, 2020 and therefore was not accruing income.
Taxation
We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders from our tax earnings and profits. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Certain U.S. Federal Income Tax Considerations.”
Corporate Information
Our principal executive offices are located at 10 East 40th Street, 42nd Floor, New York, New York, 10016. We maintain a website at www.priorityincomefund.com (which is not intended to be an active hyperlink). Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
Recent Events
On October 23, 2020, our Board authorized and we declared a series of distributions for our preferred stock payable on December 31, 2020, as reflected in the following table. Holders of record of each series of Preferred Stock will be entitled to receive the following respective distributions as of the close of the business on December 15, 2020:

	Ex-Dividend Date	Record Date	Payable Date	Distribution per Share
Series A	December 14, 2020	December 15, 2020	December 31, 2020	$0.39844
Series B	December 14, 2020	December 15, 2020	December 31, 2020	$0.39063
Series C	December 14, 2020	December 15, 2020	December 31, 2020	$0.41406
Series D	December 14, 2020	December 15, 2020	December 31, 2020	$0.43750
Series E	December 14, 2020	December 15, 2020	December 31, 2020	$0.39844
Series F	December 14, 2020	December 15, 2020	December 31, 2020	$0.41406

On November 11, 2020, our Board of Directors declared a series of distributions for our common stock for the months of December 2020 through February 2021 reflected in the following table. Common stockholders of record as of each respective record date will be entitled to receive the distribution.

	Record Dates	Payment Date	Total Amount ($ per share)(a)
December 2020(b)	December 4, 11, 18, and 28, 2020	December 29, 2020	$0.13056
January 2021	January 4, 8, 15, 22, and 29, 2021	February 1, 2021	$0.10070
February 2021	February 5, 12, 19, and 26, 2021	March 1, 2021	$0.08056
(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

On January 13, 2021, in accordance with our share pricing policy, our Board determined that an increase in the public offering prices was warranted following an increase in our estimated net asset value per share. In order to more accurately reflect our net asset value per share, we are increasing our public offering price to $12.54 per Class R share, $11.78 per Class RIA share, and $11.69 per Class I share from $12.04 per Class R share, $11.32 per Class RIA share, and $11.23 per Class I share. The increases in the public offering prices are effective as of our January 15, 2021 weekly closing and first applied to subscriptions received from January 8, 2021 through January 14, 2021.
    We conducted a tender offer that expired on January 20, 2021, and a total of 985,597 shares were validly tendered and not withdrawn pursuant to the offer as of such date. In accordance with the terms of the offer, we purchased 352,720 shares at a price equal to $11.62 per share for an aggregate purchase price of approximately $4,098,604. The purchase price per share was equal to the net asset value per share as of January 15, 2021.

During the period from July 1, 2020 through February 3, 2021, we have raised $23.5 million of capital, net of offering proceeds, through the issuance of 2,162,612 common shares.

During the period from July 1, 2020 through February 3, 2021, we made 18 CLO equity investments totaling $55.0 million. 6 of these investments are add-ons to existing investments and none of these investments is a co-investment with PSEC or FLEX. During the period from July 1, 2020 through February 3, 2021, we made 2 CLO debt investments totaling $3.7 million.

THE OFFERING

This prospectus sets forth certain terms of the Notes that we are offering pursuant to this prospectus. This section outlines the specific legal and financial terms of the Notes. You should read this section together with the more general description of the Notes under the heading “Description of the Notes” in this prospectus before investing in the Notes. Capitalized terms used in this prospectus and not otherwise defined shall have the meanings ascribed to them in the prospectus or in the Indenture (as defined in this prospectus).

Issuer	Priority Income Fund, Inc.

Title of securities	% Notes due 20[ ]

Initial aggregate principal amount being offered	$

Option to purchase additional Notes	The underwriters may also purchase from us up to an additional $[ ] aggregate principal amount of Notes within 30 days of the date of this prospectus.

Initial public offering price	[ ]% of the aggregate principal amount of Notes.

Principal payable at maturity	100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the Corporate Trust Office of the Paying Agent, Registrar and Transfer Agent for the Notes or at such other office in The City of New York as we may designate.

Type of Note	Fixed rate note

Listing	We intend to list the Notes on [The New York Stock Exchange] within 30 days of the original issue date. The Notes will not be listed or quoted for trading on any national securities exchange or trading market on the original issue date.

Interest rate	[ ]% per year

Day count basis	360-day year of twelve 30-day months

Original issue date	[ ], 2021

Stated maturity date	[ ], 20[ ]

Date interest starts accruing	, 2021

Interest payment dates	Every [ ], [ ], [ ] and [ ], commencing [ ], 2021. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest periods	The initial interest period will be the period from and including , 2021, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Regular record dates for interest	Every [ ], [ ], [ ] and [ ], commencing [ ], 2021.

Specified currency	U.S. Dollars

Place of payment	New York City

Ranking of Notes
The Notes will be our general, unsecured obligations and will rank (1) equal in right of payment with all of our existing and future senior, unsecured indebtedness (including the 2035 Notes), (2) senior in right of payment with all of our existing and future shares of common stock and preferred stock (including the Preferred Stock), (3) effectively subordinated in right of payment all of our existing or future senior secured indebtedness (including the Facility)and (4) structurally subordinated to any future senior secured indebtedness of our subsidiaries.

As of [ ], 2021, we had [ ] senior secured indebtedness outstanding (including the Facility) and we had $[ ] in senior unsecured indebtedness outstanding (including the 2035 Notes).

Denominations	We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business day	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.

Optional redemption
The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after [ ] upon not less than 30 days nor more than 90 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of $25 per Note plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes.

Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act, to the extent applicable.

If we redeem only some of the Notes, the Trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the 1940 Act to the extent applicable. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

[Redemption for Asset Coverage]	[ ]

Sinking fund	The Notes will not be subject to any sinking fund.

Repayment at option of Holders	Holders will not have the option to have the Notes repaid prior to the stated maturity date unless we undergo a fundamental change (as defined in this prospectus). See “-Fundamental change repurchase right of Holders”.

Defeasance	The Notes are subject to defeasance by us.

Covenant defeasance	The Notes are subject to covenant defeasance by us.

Form of Notes	The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company (“DTC”) or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations which are participants in DTC.

Trustee, Paying Agent, Registrar and Transfer Agent	U.S. Bank National Association

Fundamental change repurchase right of Holders	If we undergo a fundamental change (as defined in this prospectus) prior to maturity, you will have the right, at your option, to require us to repurchase for cash some or all of your Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. See “Description of the Notes-Purchase of Notes by Us for Cash at the Option of Holders upon a Fundamental Change.”

Events of default	If an event of default on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest (including additional interest, if any) may be declared immediately due and payable, subject to certain conditions set forth in the Indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events of default involving the Company as defined in the Indenture.

Other covenants
In addition to the covenants described elsewhere in this prospectus, the following covenants shall apply to the Notes:
•    We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) of the 1940 Act, as modified by other provisions of Section 18 of the 1940 Act, or any successor provisions, but giving effect, in either case, to any exemptive relief granted to us by the SEC, if any. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, with respect to such borrowings equals at least 300% after such borrowings.
•    If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 60 days of our fiscal year end, and unaudited interim consolidated financial statements, within 60 days of our fiscal quarter end. All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.

Use of proceeds
We estimate that the net proceeds from this offering will be approximately [ ]$ million (or approximately [ ]$ million if the option to purchase up to an additional [ ]$ million aggregate principal amount of Notes solely to cover over-allotments, if any, is exercised in full) after deducting fees and estimated offering expenses of approximately $[ ] million payable by us.

We expect to use the net proceeds from the sale of the Notes offered hereby to acquire investments in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes. We may also use a portion of the net proceeds from the sale of the Notes offered hereby to repurchase a portion of our Preferred Stock. We anticipate that substantially all of the net proceeds of this offering used to acquire investments will be used to make our targeted investments within three months, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions.

Global clearance and settlement procedures	Interests in the Notes will trade in DTC's Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the Trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Governing law	The Notes and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

DESCRIPTION OF THE NOTES

As required by federal law for all bonds and notes of companies that are publicly offered, the Notes are governed by a document called an “indenture.” The Notes will be issued under our base indenture, dated January 27, 2020, between us and U.S. Bank National Association as trustee and a supplemental indenture establishing the terms of the Notes, to be dated the date of issuance of the Notes. The base indenture has been filed as an exhibit to the registration statement. We refer to both the base indenture and supplemental indenture for the Notes together as the “Indenture.”

The Indenture is subject to and governed by the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described under “-Events of Default— Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

The following description provides a summary of the material provisions of the Notes and the Indenture and does not purport to be complete. Because this section is a summary, it does not describe every aspect of the Notes and the Indenture. We urge you to read the Indenture (including the form of global note contained therein) because it, and not this description, defines your rights as a holder of the Notes. For example, in this section, we use capitalized words to signify terms that are specifically defined in the Indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the Indenture. See “Available Information” for information on how to obtain a copy of the Indenture.

In addition, all references to interest in this prospectus include additional interest, if any, payable as the sole remedy relating to the failure to comply with our reporting obligations pursuant to the provisions set forth below under the heading “- Events of Default; Notice and Waiver.”

Brief Description of the Notes

The Notes will:

•	initially be limited to $[ ] million aggregate principal amount ([ ]$ million if the option is exercised in full);

•	bear interest at a rate of [ ]% per year, payable every [ ], [ ], [ ] and [ ], commencing on [ ], 2021, in each case having a record date of [ ], [ ], [ ], and [ ];

•	be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof;

•
be redeemed in whole or in part at any time or from time to time at our option on or after [ ], upon not less than 30 days nor more than 90 days’ written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to the date of redemption. See the description under “-Optional Redemption” below;

•
be our general unsecured obligations, ranking (1) equally with all of our other unsecured indebtedness (including, but not limited to, the 2035 Notes), (2) senior in right of payment with all of our existing and future shares of common stock and preferred stock (including the Preferred Stock), (3) effectively subordinated in right of payment all of our existing or future senior secured indebtedness (including the Facility), and (4) structurally subordinated to any future senior secured indebtedness of our subsidiaries;

•
be subject to repurchase by us at your option if a fundamental change occurs, at a cash repurchase price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest (including additional interest, if any) to, but not including, the repurchase date;

•	are expected to be listed on [The New York Stock Exchange]; and

•	be due [ ], 20[ ].

We will not be subject to any financial covenants under the Indenture. In addition, we will not be restricted under the Indenture from paying dividends, incurring debt, or issuing or repurchasing our securities. You are not afforded protection under the Indenture in the event of a highly leveraged transaction or a change in control of us, except to the extent described below under “-Purchase of Notes by Us for Cash at the Option of Holders upon a Fundamental Change.”

No sinking fund is provided for the Notes and the Notes will be subject to defeasance.

The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations which are participants in DTC. For more information regarding global securities, see “-Global Securities” below. For information regarding registration of transfer and exchange of the global note held in DTC, see “Registration and Settlement” on page [ ].

Additional Notes

We may, without the consent of the holders of the Notes, increase the principal amount of the Notes by issuing additional Notes in the future on the same terms and conditions, except for any differences in the issue price and interest accrued prior to the issue date of the additional Notes and the original issue date; provided that such differences do not cause the additional Notes to constitute a different class of securities than the Notes for U.S. federal income tax purposes. The Notes offered by this prospectus and any additional Notes would rank equally and ratably and would be treated as a single class for all purposes under the Indenture. No additional Notes may be issued if any event of default has occurred with respect to the Notes.

Ranking

The Notes will be our general, unsecured obligations and will rank (1) equal in right of payment with all of our existing and future unsecured indebtedness (including, but not limited to, our 2035 Notes), (2) senior in right of payment with all of our existing and future shares of common stock and preferred stock (including the Preferred Stock), (3) effectively subordinated in right of payment all of our existing or future senior secured indebtedness (including the Facility) and (4) structurally subordinated to any future senior secured indebtedness of our subsidiaries. As of [ ], 2021, we and our subsidiaries had approximately $[ ] million of unsecured indebtedness outstanding.

Payment at Maturity

On the maturity date, each holder will be entitled to receive on such date $25 in cash for each $25 in principal amount of Notes, together with accrued and unpaid interest (including additional interest, if any) to, but not including, the maturity date. With respect to the global note, principal and interest (including additional interest, if any) will be paid to DTC in immediately available funds. With respect to any certificated Notes, principal and interest (including additional interest, if any) will be payable at our office or agency in New York City, which initially will be the office or agency of the trustee in New York City. For more information on payments with respect to the Notes, see “-Payment and Payment Agents.”

Optional Redemption

The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after [ ], upon not less than 30 days nor more than 90 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to the date of redemption.

A holder of the Notes may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, the holder will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of the holder's remaining unredeemed Notes.

Any exercise of our option to redeem the Notes will be done in compliance with 1940 Act, to the extent applicable.

If the Company redeems only some of the Notes, the trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the 1940 Act and the rules and regulations promulgated thereunder, to the extent applicable. Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Redemption for Asset Coverage

[ ]

Purchase of Notes by Us for Cash at the Option of Holders upon a Fundamental Change

If a fundamental change (as defined below) occurs at any time prior to the maturity of the Notes, you will have the right to require us to repurchase, at the repurchase price described below, all or part of your Notes for which you have properly delivered and not withdrawn a written repurchase notice. The Notes submitted for repurchase must be $25 in principal amount or $25 integral multiples in excess thereof.

The repurchase price will be payable in cash and will equal 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest (including additional interest, if any) to, but excluding, the repurchase date. However, if the repurchase date is after a record date and on or prior to the corresponding interest payment date, the interest (including additional interest, if any) will be paid on the repurchase date to the holder of record on the record date.

We may be unable to repurchase your Notes in cash upon a fundamental change. Our ability to repurchase the Notes in cash in the future may be limited by the terms of our then-existing borrowing agreements. In addition, the occurrence of a fundamental change could cause an event of default under the terms of our then-existing borrowing agreements. We cannot assure you that we would have the financial resources, or would be able to arrange financing, to pay the repurchase price in cash. See “Risk Factors-We may be unable to repurchase the Notes following a fundamental change” on page [ ] of this prospectus.

A “fundamental change” will be deemed to have occurred upon the occurrence of both (a) a below investment grade ratings event (as defined below) and (b) any of the following events (each such events listed below shall be deemed a “fundamental change event”):

1. the consummation of any transaction (including, without limitation, any merger or consolidation other than those excluded under clause (3) below) the result of which is that any “person” becomes the “beneficial owner” (as these terms are defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of our capital stock that is at the time entitled to vote by the holder thereof in the election of our board of directors (or comparable body);

2. the adoption of a plan relating to our liquidation or dissolution; or

3. the consolidation or merger of us with or into any other person, or the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of our assets and those of our subsidiaries taken as a whole to any “person” (as this term is used in Section 13(d)(3) of the Exchange Act), other than:
•any transaction that does not result in any reclassification, conversion, exchange or cancellation of all or substantially all of the outstanding shares of our capital stock;
•any changes resulting from a subdivision or combination or a change solely in par value; any transaction pursuant to which the holders of 50% or more of the total voting power of all shares of our capital stock entitled to vote generally in elections of directors immediately prior to such transaction have the right to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock of the continuing or surviving person immediately after giving effect to such transaction entitled to vote generally in elections of directors; or
•any merger primarily for the purpose of changing our jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of common stock solely into shares of common stock of the surviving entity.

For purposes of determining the occurrence of a fundamental change, the term “below investment grade ratings event” means the Notes are downgraded below investment grade (as defined below) by each of the rating agencies (as defined below) on any date from the date of the public notice of an arrangement that results in the occurrence of a fundamental change event until the end of the 60-day period following public notice of the occurrence of a fundamental change event (which period shall be extended so long as any rating of the Notes is under publicly announced consideration for possible downgrade by a rating agency); provided that a downgrade contemplated by this paragraph otherwise arising by virtue of a particular reduction in a rating shall not be deemed to have occurred in respect of a particular fundamental change event (and thus shall not be deemed a downgrade as contemplated by this paragraph for purposes of the definition of fundamental change hereunder) if one of the rating agencies making a reduction in a rating to which this paragraph would otherwise apply does not announce or publicly confirm or inform the trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable fundamental change event (whether or not the applicable fundamental change event shall have occurred at the time of any downgrade contemplated by this paragraph). “Rating agencies” means Standard & Poor’s Rating Service, a division of McGraw-Hill, Inc., and Kroll Bond Rating Agency, Inc. or any successors thereto and “investment grade” means a rating of BBB- or better by the rating agencies (or if any such rating agency ceases to rate the Notes for reasons outside of the Company’s control, the equivalent investment grade rating from any “nationally recognized statistical rating organization” as defined in Section (3)(a)(62) of the Exchange Act selected by the Company as a replacement for such rating agency).

The definition of “fundamental change” includes a phrase relating to the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of our assets and those of our subsidiaries taken as a whole. Although there is a developing body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of our assets and those of our subsidiaries taken as a whole to another person or group may be uncertain.

On or before the 30th calendar day after the occurrence of a fundamental change, we will provide to all record holders of the Notes on the date of the fundamental change at their addresses shown in the register of the registrar and to beneficial owners to the extent required by applicable law, the trustee and the paying agent, a written notice of the occurrence of the fundamental change and the resulting repurchase right. Such notice shall state, among other things, the event causing the fundamental change and the procedures you must follow to require us to repurchase your Notes.

The repurchase date will be a date specified by us in the notice of a fundamental change that is not less than 20 nor more than 35 calendar days after the date of the notice of a fundamental change.

To exercise your repurchase right, you must deliver, prior to 5:00 p.m., New York City time, on the repurchase date, a written notice to the paying agent of your exercise of your repurchase right (together with the Notes to be repurchased, if certificated Notes have been issued). The repurchase notice must state:

•	if you hold a beneficial interest in a global Note, your repurchase notice must comply with appropriate DTC procedures; if you hold certificated Notes, the Notes certificate numbers;

•	the portion of the principal amount of the Notes to be repurchased, which must be $25 or $25 integral multiples in excess thereof; and

•	that the Notes are to be repurchased by us pursuant to the applicable provisions of the Notes and the Indenture.
You may withdraw your repurchase notice at any time prior to 5:00 p.m., New York City time, on the repurchase date by delivering a written notice of withdrawal to the paying agent. If a repurchase notice is given and withdrawn during that period, we will not be obligated to repurchase the Notes listed in the repurchase notice. The withdrawal notice must state:

•	if you hold a beneficial interest in a global Note, your withdrawal notice must comply with appropriate DTC procedures; if you hold certificated Notes, the certificate numbers of the withdrawn Notes;

•	the principal amount of the withdrawn Notes; and

•	the principal amount, if any, which remains subject to the repurchase notice.

Payment of the repurchase price for Notes for which a repurchase notice has been delivered and not withdrawn is conditioned upon book-entry transfer or delivery of the Notes, together with necessary endorsements, to the paying agent, as the case may be. Payment of the repurchase price for the Notes will be made promptly following the later of the repurchase date and the time of book-entry transfer or delivery of the Notes, as the case may be.

If the paying agent holds on the business day immediately following the repurchase date cash sufficient to pay the repurchase price of the Notes that holders have elected to require us to repurchase, then, as of the repurchase date:

•
the Notes will cease to be outstanding and interest (including additional interest, if any) will cease to accrue, whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the paying agent, as the case may be; and

•	all other rights of the holders of Notes will terminate, other than the right to receive the repurchase price upon delivery or transfer of the Notes.

In connection with any repurchase, we will, to the extent applicable:

•	comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act that may be applicable at the time of the offer to repurchase the Notes;

•	file a Schedule TO or any other schedule required in connection with any offer by us to repurchase the Notes; and

•	comply with all other federal and state securities laws in connection with any offer by us to repurchase the Notes.
This fundamental change repurchase right could discourage a potential acquirer of the Company. However, this fundamental change repurchase feature is not the result of management’s knowledge of any specific effort to obtain control of us by means of a merger, tender offer, solicitation or otherwise, or part of a plan by management to adopt a series of anti-takeover provisions. See “Risk Factors-Provisions of the Notes could discourage an acquisition of us by a third party” on page [ ] of this prospectus.

Our obligation to repurchase the Notes upon a fundamental change would not necessarily afford you protection in the event of a highly leveraged or other transaction involving us that may adversely affect holders. We also could, in the future, enter into certain transactions, including certain recapitalizations, that would not constitute a fundamental change but would increase the amount of our (or our subsidiaries’) outstanding debt. The incurrence of significant amounts of additional debt could adversely affect our ability to service our then existing debt, including the Notes. See “Risk Factors-Some significant restructuring transactions may not constitute a fundamental change, in which case we would not be obligated to repurchase the Notes” on page [ ] of this prospectus.

Consolidation, Merger and Sale of Assets by the Company

The Indenture will provide that we may not, in a single transaction or a series of related transactions, consolidate with or merge with or into any other person or sell, convey, transfer or lease our property and assets substantially as an entirety to another person, unless:

•
either (a) we are the continuing corporation or (b) the resulting, surviving or transferee person (if other than us) is a corporation or limited liability company organized and existing under the laws of the United States, any state thereof or the District of Columbia and such person assumes, by a supplemental indenture in a form reasonably satisfactory to the trustee, all of our obligations under the Notes and the Indenture;

•	immediately after giving effect to such transaction, no default or event of default has occurred and is continuing; and

•	we have delivered to the trustee certain certificates and opinions of counsel if so requested by the trustee.
In the event of any transaction described in and complying with the conditions listed in the immediately preceding paragraph in which the Company is not the continuing corporation, the successor person formed or remaining shall succeed, and be substituted for, and may exercise every right and power of, the Company, and the Company shall be discharged from its obligations, under the Notes and the Indenture.

This covenant includes a phrase relating to the sale, conveyance, transfer and lease of the property and assets of the Company “substantially as an entirety.” There is no precise, established definition of the phrase “substantially as an entirety” under New York law, which governs the Indenture and the Notes, or under the laws of Maryland, the Company’s state of incorporation. Accordingly, the ability of a holder of the Notes to require us to repurchase the Notes as a result of a sale, conveyance, transfer or lease of less than all of the property and assets of the Company may be uncertain.

An assumption by any person of the Company’s obligations under the Notes and the Indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Under the terms of the Indenture, the sale, transfer, lease, conveyance or other disposition of all the property of one or more our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all our property.

Events of Default; Notice and Waiver

You will have rights if an event of default occurs in respect of the Notes. The following will be events of default under the Indenture:

•	we fail to pay the repurchase price payable upon a fundamental change in respect of any Notes when due and such failure continues for a period of five days;

•
we fail to perform or observe any other term, covenant or agreement in the Notes or the Indenture for a period of [90] calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of [a majority] in aggregate principal amount of the Notes then outstanding;

•	we fail to pay any interest (including additional interest as discussed below) when such interest becomes due and payable, which failure continues for a period of 30 days;

•
a failure to pay principal when due (whether at stated maturity or otherwise) or an uncured default that results in the acceleration of maturity, of any indebtedness for borrowed money of the Company or any of our “significant subsidiaries,” (which term shall have the meaning specified in Rule 1-02(w) of Regulation S-X), other than subsidiaries that are non-recourse or limited recourse subsidiaries, bankruptcy remote special purpose vehicles and any subsidiaries that are not consolidated with us for GAAP purposes, in an aggregate amount in excess of $[ ] (or its foreign currency equivalent), unless such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least [25%] in aggregate principal amount of the Notes then outstanding; or

•	certain events involving our bankruptcy, insolvency or reorganization of the Company.

We are required to notify the trustee promptly upon becoming aware of the occurrence of any default under the Indenture known to us. The trustee is then required (i) within 120 calendar days of being notified by us of the occurrence of a default specified in the last bullet point listed and and (ii) within 90 calendar days of being notified by us of the occurrence of any other default to give to the registered holders of the Notes notice of all uncured defaults known to it. However, the trustee may withhold notice to the holders of the Notes of any default, except defaults in payment of principal or interest (including additional interest, if any) on the Notes, if the trustee, in good faith, determines that the withholding of such notice is in the interests of the holders. We are also required to deliver to the trustee, on or before a date not more than 120 calendar days after the end of each fiscal year, a written statement as to compliance with the Indenture, including whether or not any default has occurred.

If an event of default specified in the last bullet point listed above occurs and continues, the principal amount of the Notes and accrued and unpaid interest (including additional interest, if any) on the outstanding Notes will automatically become due and payable. If any other event of default occurs and is continuing, the trustee or the holders of a majority in aggregate principal amount of the outstanding Notes may declare the principal amount of the Notes and accrued and unpaid interest (including additional interest, if any) on the outstanding Notes to be due and payable. This is called a declaration of acceleration of maturity. Thereupon, the trustee may, in its discretion, proceed to protect and enforce the rights of the holders of the Notes by appropriate judicial proceedings.

After a declaration of acceleration, but before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in aggregate principal amount of the Notes outstanding, by written notice to us and the trustee, may rescind and annul such declaration if:

•
we have paid (or deposited with the trustee a sum sufficient to pay) (1) all overdue interest (including additional interest, if any) on all Notes; (2) the principal amount of any Notes that have become due otherwise than by such declaration of acceleration; (3) to the extent that payment of such interest is lawful, interest upon overdue interest (including additional interest, if any); and (4) all sums paid or advanced by the trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel; and

•
all events of default, other than the non-payment of the principal amount and any accrued and unpaid interest (including additional interest, if any) that have become due solely by such declaration of acceleration, have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the Indenture at the request of any holders of the Notes unless the holders of the Notes offer the trustee security and/or indemnity satisfactory to the trustee from costs, expenses and liability. (Section 315 of the Trust Indenture Act of 1939) If security and/or indemnity satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding Notes of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or event of default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the Notes, the following must occur:

◦You must give your trustee written notice that an event of default has occurred and remains uncured.
◦The holders of a majority in principal amount of all outstanding Notes must make a written request that the trustee take action because of the default and must offer security and/or indemnity satisfactory to the trustee against the cost and other liabilities of taking that action.
◦The trustee must not have taken action for 60 days after receipt of the above notice and offer of security and/or indemnity.
◦The holders of a majority in principal amount of the Notes must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your Notes on or after the due date. Holders of a majority in principal amount of the Notes of the affected series may waive any past defaults other than:

◦the payment of principal, any premium, if any, or interest, or
◦in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the Indenture or else specifying any default.

[Notwithstanding the foregoing, the Indenture will provide, if we so elect, that the sole remedy for an event of default relating to the failure to comply with the reporting obligations in the Indenture, which are described below under the caption “-Reports,” and for any failure to comply with the requirements of Section 314(a)(1) of the Trust Indenture Act (which also relates to the provision of reports), will, at our option, for the 365 days after the occurrence of such an event of default consist exclusively of the right to receive additional interest on the Notes at an annual rate equal to 0.50% of the principal amount of the Notes. In the event we do not elect to pay the additional interest upon an event of default in accordance with this paragraph, the Notes will be subject to acceleration as provided above. The additional interest will accrue on all outstanding Notes from and including the date on which an event of default relating to a failure to comply with the reporting obligations in the Indenture first occurs to but not including the 365th day thereafter (or such earlier date on which the event of default relating to the reporting obligations shall have been cured or waived). On such 365th day (or earlier, if the event of default relating to the reporting obligations is cured or waived prior to such 365th day), such additional interest will cease to accrue and the Notes will be subject to acceleration as provided above if the event of default is continuing. The provisions of the Indenture described in this paragraph will not affect the rights of holders of Notes in the event of the occurrence of any other event of default.]

Waiver

The holders of a majority in aggregate principal amount of the Notes outstanding may, on behalf of the holders of all the Notes, waive any past default or event of default under the Indenture and its consequences, except that a holder cannot waive our failure to pay the repurchase price on the repurchase date in connection with a holder exercising its repurchase rights. For other exceptions to a holder’s waiver of past default or event of default under the Indenture, see “Modification or Waiver” below.

Modification

There are three types of changes we can make to the Indenture and the Notes.

Changes Requiring Approval of Each Affected Holder

The Indenture (including the terms and conditions of the Notes) may not be modified or amended without the written consent or the affirmative vote of the holder of each Note affected by such change to:

•	reduce any amount payable upon repurchase of any Notes in connection with a fundamental change;

•
to add to, delete from or revise the conditions, limitations, and restrictions on the authorized amount, terms, or purposes of issue, authentication and delivery of the Notes, as set forth in the Indenture;

•	change our obligation to repurchase any Notes upon a fundamental change in a manner adverse to the rights of the holders; and

•
change our obligation to maintain an office or agency in New York City;

change the stated maturity of the principal of, or interest on, the Notes;

reduce any amounts due on any Notes;

reduce the amount of principal payable upon acceleration of the maturity of any Notes following a default;

adversely affect any right of repayment at the holder’s option;

change the place or currency of payment on the Notes;

impair your right to sue for payment;

modify the subordination provisions in the Indenture in a manner that is adverse to holders of the Notes;

reduce the percentage of holders of the Notes whose consent is needed to modify or amend the Indenture;

reduce the percentage of holders of the Notes whose consent is needed to waive compliance with certain provisions of the Indenture or to waive certain defaults;

modify any other aspect of the provisions of the Indenture dealing with supplemental indentures requiring Note holder consent, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

change any obligation we have to pay additional amounts.

Changes Requiring Majority Approval

The Indenture (including the terms and conditions of the Notes) may be modified or amended, except as described above, with the written consent or affirmative vote of the holders of a majority in aggregate principal amount of the Notes then outstanding. If the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes and if the change affects more than one series of debt securities issued under the Indenture, it must be approved by the holders of a majority in principal amount of all the series affected by the change, with all series voting together as one class for this purpose. In each such case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under the Indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in the Indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Approval of Each Affected Holder.”

Changes Requiring No Approval

The Indenture (including the terms and conditions of the Notes) may be modified or amended by us and the trustee, without the consent of the holder of any Notes, to provide for certain clarifications and certain other changes that would not adversely affect holders of the Notes in any material respect, including to, among other things:

•	[provide for our repurchase obligations in connection with a fundamental change in the event of any reclassification of our common stock, merger or consolidation, or sale, conveyance, transfer or lease of our property and assets substantially as an entity;]
•	secure the Notes;
•	[provide for the assumption of our obligations to the holders of the Notes in the event of a merger or consolidation, or sale, conveyance, transfer or lease of our property and assets substantially as an entity;]
•	add to our covenants for the benefit of the holders of the Notes;
•	cure any ambiguity, to correct or supplement any inconsistent or otherwise defective provision contained in the Indenture, or to make any other provisions with respect to the matters or questions arising under the Indenture; provided that such action shall not adversely affect the interests of any holder of the Notes in any material respect, in each case as determined in the good faith opinion of our board of directors;
•	Make any change necessary to comply with the Trust Indenture Act;
•	add guarantees of obligations under the Notes; and
•	provide for a successor trustee.
Other

The consent of the holders of Notes is not necessary under the Indenture to approve the particular form of any proposed modification or amendment. It is sufficient if such consent approves the substance of the proposed modification or amendment. After a modification or amendment under the Indenture becomes effective, we are required to mail to the holders a notice briefly describing such modification or amendment. However, the failure to give such notice to all the holders, or any defect in the notice, will not impair or affect the validity of the modification or amendment.

Notes Not Entitled to Consent

Any Notes held by us or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with us shall be disregarded (from both the numerator and the denominator) for purposes of determining whether the holders of the requisite aggregate principal amount of the outstanding Notes have consented to a modification, amendment or waiver of the terms of the Indenture.

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:

The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. The Notes will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of the Notes that are entitled to vote or take other action under the Indenture. If we set a record date for a vote or other action to be taken by holders of the Notes, that vote or action may be taken only by persons who are holders of the Notes on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the Indenture or the Notes or request a waiver.

Reports

We shall deliver to the trustee and holders of the Notes, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that we are required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act; provided, that any such information, documents or reports filed electronically with the SEC pursuant to Section 13 or 15(d) of the Exchange Act shall be deemed filed with and delivered to the trustee and the holders at the same time as filed with the SEC.

If, at any time, we are not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 60 days of our fiscal year end, and unaudited interim consolidated financial statements, within 60 days of our fiscal quarter end. All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.

Other Covenants

We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by the other provisions of Section 18, or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC, if any. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, with respect to such borrowings equals at least 300% after such borrowings.

Global Securities

The Notes will be issued as registered securities in book-entry form and represented by global securities that will be deposited and registered in the name of The Depository Trust Company, New York, New York, (known as “DTC”) or DTC’s nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations which are participants in DTC. For information regarding registration of transfer and exchange of the global note held in DTC, see “Registration and Settlement” on page [ ] of this prospectus.

A global security may not be transferred to or registered in the name of anyone other than DTC or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, DTC, or its nominee, will be the sole registered owner and holder of all Notes represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with DTC or with another institution that has an account with DTC. Thus, an investor whose security is represented by a global security will not be a holder of the Notes, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of DTC, as well as general laws relating to securities transfers. DTC, as the holder of the global security will be considered the holder of the Notes represented by the global security.

Since the Notes will be issued only in the form of a global security, an investor should be aware of the following:

▪An investor cannot cause the Notes to be registered in his or her name, and cannot obtain certificates for his or her interest in the Notes, except in the special situations we describe below.
▪An investor will be an indirect holder and must look to his or her own bank or broker for payments on the Notes and protection of his or her legal rights relating to the Notes.
▪An investor may not be able to sell interests in the Notes to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.
▪An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the Notes must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.
▪DTC’s, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of DTC’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise DTC in any way.
▪If we redeem less than all the Notes being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding the Notes.
▪An investor is required to give notice of exercise of any option to elect repayment of its Notes, through its participant, to the applicable trustee and to deliver the related Notes by causing its participant to transfer its interest in those Notes, on DTC’s records, to the trustee.
▪DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.
▪Financial institutions that participate in DTC’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the Notes. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated Notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders.

The special situations for termination of a global security are as follows:

◦if DTC notifies us at any time that it is unwilling or unable to continue as depositary for that global security, and we do not appoint another institution to act as depositary within 90 days,
◦if the DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days, or
◦if an event of default has occurred with regard to the Notes represented by the global security and has not been cured or waived and such beneficially owner requests that the Notes represented by the global security be issued in physical, certificated form; we discuss defaults above under “-Events of Default.”

If a global security is terminated, only DTC, and not we or the trustee, is responsible for deciding the names of the institutions in whose names the Notes represented by the global security will be registered and, therefore, who will be the holders of those Notes.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the Notes at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the Notes on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling Notes must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the Notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of DTC as in effect from time to time. Under those policies, we will make payments directly to DTC, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of DTC and its participants, as described under “-Global Securities—Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated Notes as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the trustee in New York, NY and/or at other offices that may be specified in a notice to holders against surrender of the Notes.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the Notes by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on the Notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the Indenture as if they were made on the original due date. Such payment will not result in a default under any Notes or the Indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their Notes.
Defeasance

“Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from the restrictive covenants under the Indenture. The following provisions will be applicable to the Notes.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the Indenture. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, we must do the following:

▪Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such Notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their due date.
▪We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit and just repaid the Notes ourselves at maturity.
▪We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

▪Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such Notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their due date.
▪We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit and just repaid the Notes ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the Notes would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your Notes and you would recognize gain or loss on the Notes at the time of the deposit.
▪We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

Satisfaction and Discharge

The Indenture shall upon the written request or order signed in the name of the Company, or the “Company Request” or “Company Order,” cease to be of further effect with respect to Notes specified in such Company

Request (except as to any surviving rights of registration of transfer or exchange of Notes of such series expressly provided in the Indenture, any surviving rights of tender for repayment at the option of the holders and any right to receive additional amounts, as provided in the Indenture), and the trustee, upon receipt of a Company Order, and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of the Indenture as to such series when:

(1) either:
(A) all Notes authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and which have been replaced or paid as provided in the Indenture and (ii) Notes for whose payment money has theretofore been deposited in trust with the trustee or any paying agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust), as provided in the Indenture have been delivered to the trustee for cancellation; or

(B) all Notes

(i) have become due and payable, or
(ii) will become due and payable at their stated maturity within one year, or
(iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the trustee for the giving of notice of redemption by the trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the trustee as trust funds in trust for such purpose, solely for the benefit of the holders, an amount in the currency in which the Notes are payable, sufficient to pay and discharge the entire indebtedness on such Notes and not theretofore delivered to the trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Notes which have become due and payable) or to the stated maturity or redemption date, as the case may be;

(2) the Company has irrevocably paid or caused to be irrevocably paid all other sums payable under the Indenture by the Company; and

(3) the Company has delivered to the trustee an officers’ certificate and an opinion of counsel, each stating that all conditions precedent in the Indenture provided for relating to the satisfaction and discharge of the Indenture as to such series have been complied with.

Notwithstanding the satisfaction and discharge of the Indenture, the obligations of the Company to the trustee and any predecessor trustee under the Indenture, the obligations of the Company to any authenticating agent under the Indenture and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1), the obligations of the trustee for application of the funds and the Notes deposited with the trustee and held in trust for payment shall survive any termination of the Indenture.

Form, Exchange and Transfer of Certificated Registered Securities

If the Notes cease to be issued in book-entry form, they will be issued:

▪only in fully registered certificated form,
▪without interest coupons, and
▪unless we indicate otherwise, in denominations of $25 and amounts that are multiples of $25.

Holders may exchange their certificated securities for Notes of smaller denominations or combined into fewer Notes of larger denominations, as long as the denomination is equal to or greater than $25.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering the Notes in the names of holders transferring Notes. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated Notes are redeemable and we redeem less than all of such Notes, we may block the transfer or exchange of those Notes during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated Notes selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any Notes that will be partially redeemed.

Since the Notes will be issued in book-entry form, only DTC will be entitled to transfer and exchange the Notes as described in this subsection, since it will be the sole holder of the Notes.

The Trustee under the Indenture; Resignation of the Trustee

U.S. Bank National Association will serve as trustee under the Indenture. The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the Indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Governing Law

The Notes and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

REGISTRATION AND SETTLEMENT

The Depository Trust Company

The Notes will be issued in book-entry only form. This means that we will not issue certificates for the Notes, except in the limited case described below. Instead, we will issue the global note in registered form. The global note will be held through DTC and will be registered in the name of Cede & Co., as nominee of DTC.
Accordingly, Cede & Co. will be the holder of record of the Notes. The Notes represented by the global note evidences a beneficial interest in the global note.
Beneficial interest in the global note will be shown on, and transfers are effected through, records maintained by DTC or its participants. In order to own a beneficial interest in the Notes, you must be an institution that has an account with DTC or have a direct or indirect account with such an institution. Transfers of ownership interests in the Notes will be accomplished by making entries in DTC participants’ books acting on behalf of beneficial owners.
So long as DTC or its nominee is the registered holder of the global note, DTC or its nominee, as the case may be, will be the sole holder and owner of the Notes represented thereby for all purposes, including payment of principal and interest, under the Indenture. Except as otherwise provided below, you will not be entitled to receive physical delivery of certificated Notes and will not be considered the holder of the Notes for any purpose under the Indenture. Accordingly, you must rely on the procedures of DTC and the procedures of the DTC participant through which you own your Note in order to exercise any rights of a holder of a Note under the Indenture. The laws of some jurisdictions require that certain purchasers of Notes take physical delivery of such Notes in certificated form. Those limits and laws may impair the ability to transfer beneficial interests in the Notes.
The global note representing the Notes will be exchangeable for certificated notes of like tenor and terms and of differing authorized denominations in a like aggregate principal amount, only if (1) DTC notifies us that it is unwilling or unable to continue as depositary for the global note or we become aware that DTC has ceased to be a clearing agency registered under the Exchange Act and, in any such case we fail to appoint a successor to DTC within 60 calendar days, (2) we, in our sole discretion, determine that the global note shall be exchangeable for certificated notes or (3) an event of default has occurred and is continuing with respect to the Notes under the Indenture. Upon any such exchange, the certificated notes shall be registered in the names of the beneficial owners of the global note representing the Notes.
The following is based on information furnished by DTC:

DTC will act as securities depositary for the Notes. The Notes will be issued as fully-registered Notes registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered global note will be issued for all of the principal amount of the Notes.
DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments from over 100 countries that DTC’s direct participants deposit with DTC.
DTC also facilitates the post-trade settlement among direct participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between direct participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC, in turn, is owned by a number of direct participants of DTC and members of the National Securities Clearing Corporation, Government Securities Clearing Corporation, MBS Clearing

Corporation, and Emerging Markets Clearing Corporation, as well as by The New York Stock Exchange, Inc., the American Stock Exchange LLC, and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly. The DTC rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.
Purchases of the Notes under the DTC system must be made by or through direct participants, which will receive a credit for the Notes on DTC’s records. The beneficial interest of each actual purchaser of the Notes is in turn to be recorded on the direct and indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchase. Beneficial owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the direct or indirect participant through which the beneficial owner entered into the transaction. Transfers of beneficial interests in the Notes are to be accomplished by entries made on the books of direct and indirect participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their beneficial interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.

To facilitate subsequent transfers, all Notes deposited by direct participants with DTC will be registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the Notes; DTC’s records reflect only the identity of the direct participants to whose accounts such Notes will be credited, which may or may not be the beneficial owners. The direct and indirect participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Beneficial owners of the Notes may wish to take certain steps to augment the transmission to them of notices of significant events with respect to the Notes, such as redemption, tenders, defaults, and proposed amendments to the security documents. For example, beneficial owners of the Notes may wish to ascertain that the nominee holding the Notes for their benefit has agreed to obtain and transmit notices to beneficial owners. In the alternative, beneficial owners may wish to provide their names and addresses to the registrar of the Notes and request that copies of the notices be provided to them directly. Any such request may or may not be successful.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the Notes unless authorized by a direct participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the regular record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those direct participants to whose accounts the Notes are credited on the record date (identified in a listing attached to the Omnibus Proxy).

We will pay principal and or interest payments on the Notes in same-day funds directly to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit direct participants’ accounts on the applicable payment date in accordance with their respective holdings shown on DTC’s records upon DTC’s receipt of funds and corresponding detail information. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of these participants and not of DTC or any other party, subject to any statutory or regulatory requirements that may be in effect from time to time. Payment of principal and interest to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC, is our responsibility, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of the direct or indirect participant.

We will send any redemption notices to DTC. If less than all of the Notes are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each direct participant in such issue to be redeemed.

A beneficial owner, or its authorized representative, shall give notice to elect to have its Notes repaid by us, through its direct or indirect participant, to the trustee, and shall effect delivery of such Notes by causing the direct participant to transfer that participant’s interest in the global note representing the Notes, on DTC’s records, to the trustee. The requirement for physical delivery of the Notes in connection with a demand for repayment will be deemed satisfied when the ownership rights in the global note representing the Notes are transferred by the direct participants on DTC’s records.

DTC may discontinue providing its services as securities depository for the Notes at any time by giving us reasonable notice. Under such circumstances, if a successor securities depositary is not obtained, we will print and deliver certificated Notes. We may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depositary). In that event, we will print and deliver certificated Notes.

The information in this section concerning DTC and DTC’s system has been obtained from sources that we believe to be reliable, but neither we, nor the underwriters, nor any agent takes any responsibility for its accuracy.

Registration, Transfer and Payment of Certificated Notes

If we ever issue Notes in certificated form, those Notes may be presented for registration, transfer and payment at the office of the registrar or at the Corporate Trust Office of any transfer agent designated and maintained by us. We have originally designated U.S. Bank National Association to act in those capacities for the Notes. The registrar or transfer agent will make the transfer or registration only if it is satisfied with the documents of title and identity of the person making the request. There will not be a service charge for any exchange or registration of transfer of the Notes, but we may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange. At any time, we may change transfer agents or approve a change in the location through which any transfer agent acts. We also may designate additional transfer agents for any Notes at any time.

We will not be required to: (1) issue, exchange or register the transfer of any Note to be redeemed for a period of 15 days after the selection of the Notes to be redeemed; (2) exchange or register the transfer of any Note that was selected, called or is being called for redemption, except the unredeemed portion of any Note being redeemed in part; or (3) exchange or register the transfer of any Note as to which an election for repayment by the holder has been made, except the unrepaid portion of any Note being repaid in part.

We will pay principal of and interest on any certificated Notes at the offices of the paying agents we may designate from time to time. Generally, we will pay interest on a note by check on any interest payment date other than at stated maturity or upon earlier redemption or repayment to the person in whose name the note is registered at the close of business on the regular record date for that payment. We will pay principal and interest at stated maturity or upon earlier redemption or repayment in same-day funds against presentation and surrender of the applicable Notes.

SELECTED FINANCIAL DATA
You should read this selected financial data in conjunction with our financial statements and notes thereto included elsewhere in this prospectus. The selected financial data as of and for the years ended June 30, 2020, 2019, 2018, 2017 and 2016 have been derived from our audited financial statements. Dollar amounts are presented in thousands, except per share data:

	2020	2019	2018	2017	2016
Summary of Operations
Total investment income	$90,940	$73,599	$55,823	$46,621	$23,737
Total operating expenses, before waivers and expense reimbursements and repayments	(43,758)	(30,583)	(20,228)	(16,324)	(9,149)
Payments by affiliates	—	—	—	—	20
Waivers	—	—	—	—	—
Expense reimbursements	—	—	1,207	—	6,034
Expense repayments	—	—	(675)	(1,441)	(1,403)
Total operating expenses, net of waivers and expense reimbursements and net repayments	(43,758)	(30,583)	(19,696)	(17,765)	(4,498)
Net investment income	47,182	43,016	36,127	28,856	19,239
Net realized gains (losses)	(62)	(2,071)	(944)	(850)	282
Net change in unrealized gains (losses)	(83,799)	(16,897)	(25,903)	(2,716)	2,279
Net realized gains (losses) on repurchase of preferred stock	1,300	—	—	—	—
Net increase (decrease) in net assets resulting from operations	$(35,379)	$24,048	$9,280	$25,290	$21,800
Per Share Data
Net investment income(a)	$1.48	$1.61	$1.60	$1.76	$2.03
Net increase (decrease) in net assets resulting from operations(a)	$(1.11)	$0.90	$0.41	$1.54	$2.30
Distributions to common stockholders	$(1.41)	$(1.48)	$(1.50)	$(1.51)	$(1.50)
Net asset value at end of year	$10.57	$13.02	$13.47	$14.43	$14.24
Balance Sheet Data
Total assets	$548,066	$551,496	$386,258	$299,170	$184,767
Net assets	$347,800	$399,705	$332,682	$285,033	$182,280
Other Data
Investment purchases for the year	$104,319	$198,733	$114,112	$116,436	$112,505
Investment sales and repayments for the year	$8,909	$6,075	$29,662	$2,195	$1,260
Number of investments at year end	133	116	91	80	71
Total return based on net asset value	(8.83)%	8.06%	3.94%	12.82%	19.13%

(a) Calculated based on weighted average shares outstanding during the year.

RISK FACTORS
Investing in our Notes involves a number of significant risks. In addition to the other information contained elsewhere in this prospectus, you should consider carefully the following information before making an investment in our Notes. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the value of our Notes could decline, and you may lose all or part of your investment.
Risks Related to Our Business and Structure
Our Board of Directors may change our investment objective by providing our stockholders with 60 days prior notice, or may modify or waive our current operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our total assets, or net assets plus borrowings, in Senior Secured Loans, with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Secured Loans. This investment objective may be changed by our Board of Directors if we provide our stockholders with at least 60 days prior notice. In addition, our Board of Directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our investment objective, current operating policies, investment criteria and strategies would have on our business, net asset value, operating results or the value of our shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from our public offering in ways with which investors may not agree or for purposes other than those contemplated at the time of our public offering.
The SEC’s position on certain non-traditional investments, including investments in CLOs, is under review.
The staff of the SEC has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and risk from leverage. The staff of the Division of Investment Management has, in correspondence with registered management investment companies, raised questions about the level and special risks of investments in CLOs. While it is not possible to predict what conclusions the staff will reach in these areas, or what recommendations the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLOs could adversely impact our ability to implement our investment strategy and/or our ability to raise capital through public offerings, or cause us to take certain actions with potential negative impacts on our financial condition and results of operations. We are unable at this time to assess the likelihood or timing of any such regulatory development.
Price declines in the markets for Target Securities, especially equity and junior tranches of CLOs and Senior Secured Loans, may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation.
Prior to the onset of the financial crisis, CLOs, hedge funds and other investment vehicles comprised the majority of the market for purchasing and holding Senior Secured Loans (both with first liens and second liens). As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is our understanding that many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders.
This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure. The pervasive forced selling and the resultant price declines led to the elimination or significant impairment of many of our leveraged competitors for investment opportunities, especially those having built their investment portfolios prior to the financial crisis.
While prices appreciated measurably during 2009 and 2010, conditions in the markets for Target Securities may deteriorate again, which may cause pricing levels to decline. As a result, we may suffer unrealized depreciation and could incur realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations. For example, recent disruptions in the capital markets related to the outbreak of the coronavirus have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on our business, financial condition, results of operations, and cash flows, and could cause us to suffer unrealized depreciation and incur realized losses. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to the Company. These events could affect our ability to repay our indebtedness when due, limit our investment purchases, limit the Company’s ability to grow and have a negative impact on the Company’s operating results and the fair values of our CLO debt and CLO equity investments.
Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.
The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the U.S. and worldwide. Periods of market volatility may continue to occur in response to pandemics or other events outside of our control. These types of events could adversely affect our operating results.
For example, in December 2019, a novel strain of coronavirus surfaced in Wuhan, China and spread globally, including in the United States. The coronavirus pandemic has resulted in the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories globally, as well as border closings, quarantines, cancellations, disruptions to supply chains and customer activity, and general concern and uncertainty.
The coronavirus pandemic has had, and any other outbreak of an infectious disease, pandemic, or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. As the continuing impact on global markets from the coronavirus is difficult to predict, the extent to which the coronavirus may negatively affect our operating results or the duration of any potential business disruption is uncertain. Any potential impact to results will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of the coronavirus and the actions taken by authorities and other entities to contain the coronavirus or treat its impact, all of which are beyond our control. Additionally, the coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may last for an extended period of time. These potential impacts, while uncertain, could adversely affect our operating results.
The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In July and August 2015, Greece reached agreements with its creditors for bailouts that provide aid in exchange for certain austerity measures. These and similar austerity measures may adversely affect world economic conditions and have an adverse impact on our business and that of our portfolio companies.
In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency.
The decision made in the United Kingdom referendum in June 2016 to leave the European Union (commonly known as “Brexit”) has led to volatility in global financial markets, and in particular in the markets of the United Kingdom and across Europe, and may also lead to weakening in political, regulatory, consumer, corporate and financial confidence in the United Kingdom and Europe. The United Kingdom formally left the European Union on January 31, 2020, and continued to participate in the European Union Customs Union and European Single Market during a transition period that ended on December 31, 2020, though there remain significant questions as to the longer term economic, legal, political, regulatory and social framework to be put in place between the United Kingdom and the European Union, which may lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. The mid-to-long term uncertainty may have a negative effect on the performance of any investments located or with operations in the United Kingdom or Europe.
Additionally, the decision made in the United Kingdom referendum may lead to a call for similar referenda in other European jurisdictions which may cause increased economic volatility and uncertainty in the European and global markets. This volatility and uncertainty may have an adverse effect on the economy generally and on our ability to execute our respective strategies and to receive attractive returns. In addition, the fiscal policy of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets.
As a result of the United States presidential election, which occurred on November 3, 2020, and subsequent senate runoff elections in January 2021, the Democratic Party currently controls the executive and legislative branches of the U.S. government. Changes in U.S. federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting financial institutions remain highly uncertain. Uncertainty surrounding future changes may adversely affect our operating environment and therefore our business, financial condition, results of operations and growth prospects. We cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on its investments. We monitor developments and seek to manage investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.
Legislative or other actions relating to taxes could have a negative effect on us.
Legislative or other actions relating to taxes could have a negative effect on us, our stockholders, or the holders of our notes (including the Notes and the 2035 Notes). The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. We cannot predict with certainty how any changes in the tax laws might affect us, our stockholders, the holders of our notes, or our investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us, the holders of our notes, and our stockholders of such qualification, or could have other adverse consequences. Investors are urged to consult with their tax advisor with respect to the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in our securities.
Interest rate fluctuations may adversely affect the value of our portfolio investments which could have an adverse effect on our business, financial condition and results of operations.
Our debt investments may be based on floating rates, such as London Interbank Offer Rate, or “LIBOR”, EURIBOR, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.
Because we have issued shares of preferred stock and may borrow money and may issue additional shares of preferred stock to finance investments, our net investment income may depend, in part, upon the difference between the rate at which we borrow funds or pay distributions on preferred stock and the rate that our investments yield. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we have issued fixed rate debt or preferred stock, which could reduce our net investment income.
You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rate we receive on many of our debt investments. Accordingly, a change in the interest rate could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our Adviser with respect to the portion of the Incentive Fee based on income.
Changes relating to the LIBOR calculation process may adversely affect the value of the LIBOR-indexed, floating-rate debt securities in our portfolio.
In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers' Association, or “BBA,” in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.
On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”).

In April 2018, the Federal Reserve System, in conjunction with the Alternative Reference Rate Committee, announced the replacement of LIBOR with a new index, calculated by short term repurchase agreements collateralized by U.S. Treasury securities, called the Secured Overnight Financing Rate, or the “SOFR.” The Federal Reserve Bank of New York began publishing SOFR in April 2018. Whether or not SOFR attains market traction as a LIBOR replacement remains a question and the future of LIBOR at this time is uncertain, including whether the coronavirus will have further effect on LIBOR transition plans. On July 12, 2019, the Staff from the SEC’s Division of Corporate Finance, Division of Investment Management, Division of Trading and Markets, and Office of the Chief Accountant recently issued a statement about the potentially significant effects on financial markets and market participants when LIBOR is discontinued in 2021 and no longer available as a reference benchmark rate. The Staff encouraged all market participants to identify contracts that reference LIBOR and begin transitions to alternative rates. In addition, on March 25, 2020, the U.K. Financial Conduct Authority reaffirmed the central assumption that firms cannot rely on LIBOR being published after the end of 2021. However, the outbreak of the coronavirus may adversely impact the timing of many firms’ transition planning, and we continue to assess the potential impact of the outbreak on our transition plans. Although SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates, whether the coronavirus outbreak will have further effect on LIBOR transition timelines or plans, or other reforms to LIBOR that may be enacted in the United States, United Kingdom or elsewhere.
On November 30, 2020, Intercontinental Exchange, Inc. (ICE) announced that the ICE Benchmark Administration Limited (IBA), a wholly-owned subsidiary of ICE and the administrator of LIBOR, will consider extending the LIBOR transition deadline to June 30, 2023. The announcement was supported by the FCA and the U.S. Federal Reserve. Despite the announcement, regulators continue to emphasize the importance of LIBOR transition planning.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. Recently, the CLOs we are invested in have included, or have been amended to include, language permitting the CLO investment manager to implement a market replacement rate (like SOFR) upon the occurrence of certain material disruption events. However, we cannot ensure that all CLOs in which we are invested will have such provisions, nor can we ensure the CLO investment managers will undertake the suggested amendments when able. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.
Our ability to achieve our investment objective depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose access to its professionals, our ability to achieve our investment objective could be significantly harmed.
Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of our Adviser. Our Adviser will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the professionals of our Adviser. The departure of any of our Adviser’s professionals could have a material adverse effect on our ability to achieve our investment objective.
Our ability to achieve our investment objective depends on our Adviser’s ability to identify, analyze, invest in, finance and monitor companies and investments that meet our investment criteria. Our Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.
Both the Investment Advisory Agreement and Administration Agreement have termination provisions that allow the parties to terminate the agreements without penalty. For example, the Investment Advisory Agreement may be terminated at any time, without penalty, by our Adviser upon 60 days’ notice to us. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace our Adviser or Prospect Administration.

Because our business model depends to a significant extent upon relationships with investment banks, commercial banks and CLO collateral managers, the inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
Our Adviser depends on its relationships with investment banks, commercial banks and CLO collateral managers, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Adviser fails to maintain its existing relationships or develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom our Adviser has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.
We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.
We compete for investments with other investment companies and investment funds (including private equity funds, mezzanine funds and CLOs), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, invest in Target Securities. As a result of these new entrants, competition for investment opportunities in Target Securities may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for Target Securities is underserved by financing sources generally. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a registered closed-end management investment company.
A significant portion of our investment portfolio will be recorded at fair value as determined in good faith pursuant to our valuation procedures and, as a result, there will be uncertainty as to the value of our investments.
Under the 1940 Act, we are required to carry our investments at market value or, if there is no readily available market value, at fair value as determined pursuant to our valuation procedures. Typically, there will not be a public market for the investments that we make. Our Target Securities, and particularly our investments in the equity and junior debt tranches of CLOs, are difficult to value by virtue of the fact that they are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these securities monthly at fair value as determined in good faith pursuant to our valuation procedures. Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral and estimates of the value of securities in which we invest, which will be supplied, directly or indirectly, by banks, other market counterparties or pricing systems or estimates approved for such purpose by our Board of Directors. Such estimates may be unaudited or may be subject to little verification or other due diligence and may not comply with generally accepted accounting practices or other valuation principles. In addition, these entities may not provide estimates of the value of the securities in which we invest on a regular or timely basis or at all with the result that the values of such investments may be estimated by our Adviser on the basis of information available at the time. Because such valuations, and particularly valuations of private securities, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed or if we tried to sell our investments. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.
Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect us.
We are subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. We will be required to periodically review our internal control over financial reporting, and evaluate and disclose changes in our internal controls over financial reporting. Developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.
Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We, the Target Securities in which we invest, and the companies whose securities are held by CLOs will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.
Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.
Changes in the laws or regulations or the interpretations of the laws and regulations that govern registered closed-end management investment companies, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. Our portfolio companies are subject to federal, state and local laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, any of which could materially adversely affect our business, including with respect to the types of investments we are permitted to make, and your interest as a stockholder potentially with retroactive effect. In addition, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter its investment strategy in order to avail ourselves of new or different opportunities. These changes could result in material changes to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Any such changes, if they occur, could have a material adverse effect on our business, results of operations and financial condition and, consequently, the value of your investment in us.
Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.
The application of the risk retention rules under U.S. and EU law to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.
Section 941 of the Dodd-Frank Act added a provision to the Securities Exchange Act of 1934, as amended, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibiting such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. The risk retention rules became effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.
We believe that the U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Act has created some uncertainty in the market in regard to future CLO issuance. Given that certain CLO managers may require capital provider partners to satisfy this requirement, we believe that this may create additional risks for us in the future.
On February 9, 2018, a panel of the United States Court of Appeals for the District of Columbia Circuit ruled that the federal agencies exceeded their authority under the Dodd-Frank Act in adopting the final rules as applied to asset managers of open-market CLOs. The agencies can request that the full court rehear the case, and if the full court agrees to rehear the case, there can be no assurance as to how long the court will take to issue its decision or whether the full court will reach the same ruling as that of the panel. The period for the federal agencies responsible for the Final U.S. Risk Retention Rules, or the “Applicable Agencies,” to petition for en banc review of the DC Circuit Ruling has expired and the Applicable Agencies have not filed a petition for certiorari requesting the case to be heard by the United States Supreme Court. Pending resolution of any such rehearing or appeal, the final rules continue to apply to asset managers of open-market CLOs. Since the Applicable Agencies have not successfully challenged the DC Circuit Ruling and the DC District Court has issued the above described order implementing the DC Circuit Ruling, collateral managers of open market CLOs are no longer required to comply with the Final U.S. Risk Retention Rules at this time. As such, it is possible that some collateral managers of open market CLOs will decide to dispose of the notes constituting the “eligible vertical interest” or “eligible horizontal interest” they were previously required to retain, or decide take other action with respect to such notes that is not otherwise permitted by the Final U.S. Risk Retention Rules.
There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the Final U.S. Risk Retention Rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the Final U.S. Risk Retention Rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the Final U.S. Risk Retention Rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the Final U.S. Risk Retention Rules and other factors.
In the European Union, there has also been an increase in political and regulatory scrutiny of the securitization industry. This has resulted in a number of measures for increased regulation which are currently at various stages of implementation. In particular, investors who are credit institutions or investment firms regulated in a Member State of the European Economic Area, or the “EEA,” or consolidated affiliates thereof should be aware of Part Five (Articles 404-410) of the European Union Capital Requirements Regulation, or the “CRR,” as supplemented by Commission Delegated Regulation (EU) No 625/2014 of March 13, 2014 and Commission Implementing Regulation (EU) No 602/2014 of June 4, 2014, or collectively, the “CRR Requirements.” Article 405 of the CRR restricts such credit institutions and investment firms, together with consolidated group affiliates thereof, each a “CRR Investor,” from investing in securitizations unless the originator, sponsor or original lender in respect of the relevant securitization has explicitly disclosed to the CRR Investor that it will retain, on an ongoing basis, a net economic interest of not less than 5% in respect of certain specified credit risk tranches or asset exposures as contemplated by Article 405 of the CRR. Article 406 of the CRR requires a CRR Investor to be able to demonstrate that it has undertaken certain due diligence in respect of, amongst other things, its investment in the securitization and the exposures underlying the securitization, and that procedures are established for monitoring the performance of the underlying exposures on an on-going basis. Failure by a CRR Investor to comply with one or more of the requirements set out in the CRR may result in the imposition of a penal capital charge on such CRR Investor’s investment.
Investors who are EEA-regulated managers of alternative investment funds should be aware of Article 17 of the European Union Alternative Investment Fund Managers Directive, or the “AIFMD,” as implemented by Section 5 of Chapter III of Commission Delegated Regulation (EU) No 231/2013, or the “AIFMR,” and together with Article 17 of the AIFMD, the “AIFM Requirements.” The provisions of Section 5 of Chapter III of the AIFMR provide for risk retention and due diligence requirements in respect of EEA-regulated alternative investment fund managers which assume exposure to the credit risk of a securitization on behalf of one or more alternative investment funds that they manage. While such requirements are similar to those which apply under Part Five of the CRR, they are not identical and, in particular, additional due diligence obligations apply to the relevant alternative investment fund managers. Risk retention and due diligence requirements similar to those in AIFMR apply to investments in securitizations by EEA insurance and reinsurance undertakings under Article 135(2) of EU Directive 2009/138/EC on the taking-up and pursuit of the business of insurance and reinsurance (Solvency II), as supplemented by Articles 254-257 of Commission Delegated Regulation (EU) No 2015/35, or the “Solvency II Regulation,” or collectively, the “Solvency II Requirements.” Similar requirements are scheduled to apply in the future to investments in securitizations by the same types and additional types of EEA institutional investors pursuant to the Securitisation Regulation referred to below. The CRR Requirements, the AIFM Requirements and the Solvency II Requirements are referred to as the “EU Securitization Retention Requirements.”
The existing EU Securitization Retention Requirements will be replaced by new requirements to apply to securitizations in respect of which the relevant securities are issued on or after January 1, 2019. The principal EU regulation to implement the new EU securitization retention requirements and establish a general framework for securitization, or the “Securitization Regulation,” was adopted by the European Parliament and the Council of the European Union as Regulation (EU) 2017/2402 of December 12, 2017. On and after January 1, 2019, the EU securitization retention requirements in the Securitization Regulation will apply to the types of regulated investors covered by the existing EU Securitization Retention Requirements and also to (a) certain investment companies authorized in accordance with Directive 2009/65/EC, and managing companies as defined in that Directive, and (b) institutions for occupational retirement provision falling within the scope of Directive (EU) 2016/2341 (subject to certain exceptions), and certain investment managers and authorized entities appointed by such institutions. There will be material differences between those new EU securitization retention requirements and those in effect on the date of this prospectus, and certain aspects of the new EU securitization retention requirements are to be specified in new regulatory technical standards which have not yet been adopted or published in final form. With regard to securitizations of which the securities are issued before January 1, 2019, investors that are subject to the existing EU Securitization Retention Requirements will continue to be subject to those existing EU Securitization Retention Requirements (as in effect on December 31, 2018).
All CLOs issued in Europe are generally structured in compliance with the existing EU Securitization Retention Requirements so that prospective investors subject to the existing EU Securitization Retention Requirements can invest in compliance with such requirements. To the extent a CLO is structured in compliance with the EU Securitization Retention Requirements, our ability to invest in the residual tranches of such CLOs could be limited, or we could be required to hold our investment for the life of the CLO. If a CLO has not been structured to comply with the EU Securitization Retention Requirements, it will limit the ability of EEA-regulated institutional investors to purchase CLO securities, which may adversely affect the price and liquidity of the securities (including the residual tranche) in the secondary market. Additionally, the EU Securitization Retention Requirements have reduced the issuance of new CLOs and reduced the liquidity provided by CLOs to the leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for collateral managers, which could negatively affect the return of our investments. Any reduction in the volume and liquidity provided by CLOs to the leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance of their collateral obligations, either of which developments could increase defaulted obligations above historic levels.
We may experience fluctuations in our quarterly results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the yield earned or interest rate payable on the securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.
We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. We intend to maintain our status as a RIC under Subchapter M of the Code, and thus we intend to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of our total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.
Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
In addition to the Notes, the 2035 Notes, the Facility and the Preferred Stock, we may in the future issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding Preferred Stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our common stockholders.
Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. Our preferred stock, including the Preferred Stock, will rank “senior” to common stock in our capital structure but will rank “junior” to any senior indebtedness we incur in the future.
We are not generally able to issue and sell our shares at a price below net asset value per share, other than in connection with a rights offering to our existing stockholders. We may, however, sell our shares at a price below the then-current net asset value per share if our Board of Directors determines that such sale is in the best interests of us and our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more shares, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.
Our ability to enter into transactions with our affiliates will be restricted.
We will be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company or CLO (whether at the same or different times), without prior approval of the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or its affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company or CLO of an investment fund managed by our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.
We are uncertain of our sources for funding our future capital needs; if we cannot obtain equity or debt financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.
The net proceeds from the sale of shares will be used to allow us to pursue our investment opportunities and to pay for our operating expenses and various fees and expenses such as base management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to broaden our portfolio and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.
If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and our ability to continue the offering.
Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation, could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on our ability to continue the offering.
We may experience cyber-security incidents and are subject to cyber-security risks. The failure in cyber-security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.
Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Cyberattacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.
Cyber-security failures by or breaches conducted by third-parties against the Adviser, any future sub-adviser(s), the Administrator and other service providers (including, but not limited to, accountants, custodians, transfer agents and administrators), and the issuers of securities in which we invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with our ability to calculate our net asset value, impediments to trading, the inability of our stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While we have established a business continuity plan in the event of, and risk management systems to prevent, such cyberattacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, we cannot control the cyber security plans and systems put in place by our service providers and issuers in which we invest. We and our stockholders could be negatively impacted as a result.
We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.
Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:
•sudden electrical or telecommunications outages;
•natural disasters such as earthquakes, tornadoes and hurricanes;
•disease pandemics;
•events arising from local or larger scale political or social matters, including terrorist acts; and
•cyber-attacks.
These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.
Risks Related to an Investment in the Notes
Our amount of debt outstanding will increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.
As of [ ], 2021, we had approximately $[ ] million of unsecured senior indebtedness outstanding.
The use of debt could have significant consequences on our future operations, including:
•     making it more difficult for us to meet our payment and other obligations under the Notes and our other outstanding debt;
•     resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our debt agreements, which event of default could result in substantially all of our debt becoming immediately due and payable;
•     reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;
•     subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under the Facility; and
•     limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

Any of the above listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.
Our ability to meet our payment and other obligations under our debt instruments depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under the Facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including the Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt.
An increase in market interest rates could result in a decrease in the market value of the Notes.
The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, if you purchase notes bearing interest at fixed rates of interest and market interest rates increase, the market values of those notes may decline. We cannot predict the future level of market interest rates.

The Notes will be effectively subordinated to any existing and future secured indebtedness and structurally subordinated to any future secured indebtedness of our subsidiaries.

The Notes will be our general, unsecured obligations and will rank equally in right of payment with all of our existing and future unsubordinated, unsecured indebtedness, including, without limitation, our 2035 Notes. As a result, the Notes will be effectively subordinated to our existing and future senior secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any future senior secured indebtedness of our subsidiaries. Effective subordination means that in any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future senior secured indebtedness and the senior secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors. Structural subordination means that creditors of a parent entity are subordinate to creditors of a subsidiary entity with respect to the subsidiary’s assets. These liabilities may include indebtedness, trade payables, guarantees, lease obligations and letter of credit obligations. The Notes do not restrict us or our subsidiaries from incurring indebtedness, including senior secured indebtedness in the future, nor do they limit the amount of indebtedness we can issue that is equal in right of payment to the Notes. As of February [ ], 2021, we had no borrowings under the Facility. The Facility is secured by certain of our assets and the indebtedness thereunder is therefore effectively senior to the Notes to the extent of the value of such assets.
The Indenture governing the Notes will not contain restrictive covenants and will provide only limited protection, in the event of a change of control.
The Indenture under which the Notes will be issued will not contain financial or operating covenants or any other restrictive covenants that would limit our ability to engage in certain transactions that may adversely affect you. In particular, the Indenture will not contain covenants that limit our ability to pay dividends or make distributions on or redeem our capital stock or that limit our ability to incur additional indebtedness, including in a highly leveraged transaction or other similar transaction. We will only be required to offer to repurchase the Notes upon a change of control in the case of the transactions specified in the definition of a “fundamental change” under “Description of the Notes - Purchase of Notes by Us for Cash at the Option of Holders upon a Fundamental Change.”
Accordingly, subject to restrictions contained in our other debt agreements, we will be permitted to engage in certain transactions, such as acquisitions, refinancings or recapitalizations, that could affect our capital structure and the value of the Notes and our common stock but would not constitute a fundamental change or a non stock change of control under the Notes.
We may be unable to repurchase the Notes following a fundamental change.
Holders of the Notes have the right to require us to repurchase their Notes prior to their maturity upon the occurrence of a fundamental change as described under “Description of the Notes - Purchase of Notes by Us for Cash at the Option of Holders upon a Fundamental Change.” Any of our future debt agreements may contain similar provisions. We may not have sufficient funds or the ability to arrange necessary financing on acceptable terms at the time we are required to make repurchases of tendered Notes. In addition, our ability to repurchase the Notes may be limited by law or the terms of other agreements relating to our debt outstanding at the time, including the Facility. If we fail to repurchase the Notes as required by the Indenture, it would constitute an event of default under the Indenture governing the Notes, which, in turn, would constitute an event of default under the Facility.

Some significant restructuring transactions may not constitute a fundamental change, in which case we would not be obligated to offer to repurchase the Notes.
Upon the occurrence of a fundamental change, you have the right to require us to offer to repurchase the Notes. However, the fundamental change provisions will not afford protection to holders of the Notes in the event of certain transactions. For example, transactions such as leveraged recapitalizations, refinancings, restructurings or acquisitions initiated by us would not constitute a fundamental change event which may require us to repurchase the Notes. In the event of any such transaction, the holders would not have the right to require us to repurchase the Notes, even though each of these transactions could increase the amount of our indebtedness, or otherwise adversely affect our capital structure or any credit ratings, thereby adversely affecting the holders of the Notes.
Provisions of the Notes could discourage an acquisition of us by a third party.
Certain provisions of the Notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of certain transactions constituting a fundamental change, holders of the Notes will have the right, at their option, to require us to repurchase all of their Notes or any portion of the principal amount of such Notes in integral multiples of $25. These provisions could discourage an acquisition of us by a third party.
The Notes may not be approved by [The New York Stock Exchange] and an active trading market for the Notes may not develop, which could limit the market price of the Notes or your ability to sell them.
The Notes are a new issue of debt securities for which there currently is no trading market. Although we expect the Notes to be listed on [The New York Stock Exchange], we cannot provide any assurances that [The New York Stock Exchange] will approve the listing of the Notes or that an active trading market will develop for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors.
The underwriters have advised us that they intend to make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion. Accordingly, we cannot assure you that a liquid trading market will develop for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.
We may choose to redeem the Notes when prevailing interest rates are relatively low.
Beginning [ ], 20[ ], we may choose to redeem the Notes from time to time, especially when prevailing interest rates are lower than the rate borne by the Notes. If prevailing rates are lower at the time of redemption, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Notes. Our redemption right also may adversely impact your ability to sell the Notes.
A downgrade, suspension or withdrawal of the rating assigned by a rating agency to us or the Notes, if any, could cause the liquidity or market value of the Notes to decline significantly.
Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. We do not undertake any obligation to maintain our rating, if any, or to advise holders of Notes of any changes in ratings.
The Notes are rated by Standard & Poor’s Ratings Services, or “S&P”, and Kroll Bond Rating Agency, Inc., or “Kroll.” There can be no assurance that their rating will remain for any given period of time or that such rating will not be lowered or withdrawn entirely by S&P or Kroll if in their respective judgment future circumstances relating to the basis of the rating, such as adverse changes in our company, so warrant.
We may be subject to certain corporate level taxes, which could adversely affect our cash flow and consequently adversely affect our ability to make payments on the Notes.
We may be subject to certain corporate level taxes regardless of whether we continue to qualify as a regulated investment company, or RIC. Additionally, should we fail to qualify as a RIC, we would be subject to corporate level taxes on all of our taxable income. The imposition of corporate level taxes could adversely affect our cash flow and consequently adversely affect our ability to make payments on the Notes.

The Indenture governing the Notes will contain limited protection for holders of the Notes.
The Indenture under which the Notes will be issued will contain limited protection to holders of the Notes. The terms of the Indenture and the Notes will not restrict our or our consolidated subsidiary’s ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the Indenture and the Notes will not place any restrictions on our or our consolidated subsidiary’s ability to:
• issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;
• pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;
• sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
• enter into transactions with affiliates;
• create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
• make investments; or
• create restrictions on the payment of dividends or other amounts to us from our consolidated subsidiaries.
Furthermore, the terms of the Indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiary adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity other than certain limited restrictions on dividends and certain board structures or default provisions mandated by the 1940 Act.
Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.
Certain of our current debt instruments include more protections for their holders than the Indenture and the Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.
We may be unable to invest a significant portion of the net proceeds from this offering, which could harm our financial condition and operating results.
Delays in investing the net proceeds raised in this offering may cause our performance to be worse than that of other fully invested funds or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results. We anticipate that, depending on market conditions and the amount of the capital, it may take us a substantial period of time to invest substantially all of the net proceeds from this offering in investments meeting our investment objective. During this period, we will invest the capital primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective.
If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.
Any default under the agreements governing our indebtedness, including a default under the Facility or other indebtedness to which we may be a party that is not waived by the required lenders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness, including the Notes. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lender under the Facility or other debt we may incur in the future could elect to terminate its commitment, cease making further loans, and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation.

In addition, any such default may constitute a default under the Notes, which could further limit our ability to repay our debt, including the Notes. If our operating performance declines, we may in the future need to seek to obtain waivers from the lender under the Facility or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Facility or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders. If this occurs, we would be in default under the Facility or other debt, the lender could exercise its rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because the Facility has, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes, the Facility or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.
FATCA withholding may apply to payments to certain foreign entities.
Payments made under the Notes to a foreign financial institution, or “FFI,” or non-financial foreign entity, or “NFFE” (including such an institution or entity acting as an intermediary), may be subject to a U.S. withholding tax of 30% under U.S. Foreign Account Tax Compliance Act provisions of the Code (commonly referred to as “FATCA”). This withholding tax may apply to certain payments of interest on the Notes as well as, after December 31, 2018, to payments made upon maturity, redemption, or sale of the Notes, unless the FFI or NFFE complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA.
Depending upon the status of a holder and the status of an intermediary through which any Notes are held, the holder could be subject to this 30% withholding tax in respect of any interest paid on the Notes as well as any proceeds from the sale or other disposition of the Notes. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the Notes.
Regulations governing our operation as a registered closed-end management investment company affect our ability to raise, and the way in which we raise, additional capital.
We have incurred indebtedness through the issuance of our Preferred Stock and through the issuance of the 2035 Notes and, in the future, may issue additional series of preferred stock or debt securities and/or borrow additional money under our Facility or from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 300% with respect to and after incurring such indebtedness, or 200% with respect to and after issuing such preferred stock. If the value of our assets declines, we may be unable to satisfy this test, which would prohibit us from paying dividends in cash or other property and could prohibit us from qualifying as a RIC. If we cannot satisfy this test, we may be required to sell a portion of our investments or sell additional shares of common stock at a time when such sales may be disadvantageous in order to repay a portion of our indebtedness or otherwise increase our net assets. In addition, issuance of additional common stock could dilute the percentage ownership of our current stockholders in us.
As a closed-end management investment company regulated under provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below the current net asset value per share without stockholder approval. If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders’ best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or if (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at our annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share.
To generate cash for funding new investments, we pledged a substantial portion of our portfolio investments under the Facility. These assets are not available to secure other sources of funding or for securitization. Our ability to obtain additional secured or unsecured financing on attractive terms in the future is uncertain.
Alternatively, we may securitize our future loans to generate cash for funding new investments. See “Securitization of our assets subjects us to various risks” in the accompanying prospectus.
Risks Related to Our Adviser and Its Affiliates
Our Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.
Our Adviser and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allows the Underwriter to earn additional Underwriter fees and our Adviser to earn increased asset management fees. In addition, if we decide to utilize leverage, it will increase our assets and, as a result, will increase the amount of management fees payable to our Adviser.
We may be obligated to pay our Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.
Our Investment Advisory Agreement entitles our Adviser to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.
Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If an investment defaults and was structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the subordinated incentive fee will become uncollectible. Our Adviser is not under any obligation to reimburse us for any part of the subordinated incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying a subordinated incentive fee on income we never received.
The recognition of income in connection with investments that we purchase with original issue discount may result in the payment of an incentive fee to our Adviser without a corresponding receipt of cash income.
In the event we recognize loan interest income in excess of the cash we receive in connection with an investment that we purchase with original issue discount, we may be required to liquidate assets in order to pay a portion of the incentive fee. Our Adviser, however, is not required to reimburse us for the portion of any incentive fees attributable to non-cash income in the event of a subsequent default on such investment and non-payment of such non-cash income.
Our Adviser’s professionals’ time and resources may be diverted due to obligations they have to other clients.
Our Adviser’s professionals serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on our Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time and resources between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management and Prospect Capital Corporation. Our Adviser and its personnel will devote only as much of its or their time and resources to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time and resources.
Furthermore, our Adviser and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objective. These activities could be viewed as creating a conflict of interest in that the time, effort and ability of the members of our Adviser and its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of our Adviser and its affiliates.
We may face additional competition due to the fact that individuals associated with our Adviser are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.
Our Adviser’s professionals are not prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. For example, certain professionals of our Adviser are simultaneously providing advisory services to other affiliated entities, including Prospect Capital Management, which serves as the investment adviser to Prospect Capital Corporation. Prospect Capital Corporation is a publicly-traded business development company that focuses on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of portfolio companies. As a result, the time and resources that our Adviser’s professionals may devote to us may be diverted to another investment entity. In addition, we may compete with any such investment entity for the same investors and investment opportunities. The Order grants us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed or owned by our Adviser or certain affiliates, including Prospect Capital Corporation and FLEX, where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions included therein. Under the terms of the Order, a majority of our independent directors who have no financial interest in the transaction must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. The Order also imposes reporting and record keeping requirements and limitations on transactional fees. We may only co-invest with other funds managed or owned by our Adviser or certain affiliates in accordance with such Order and existing regulatory guidance. See “Certain Relationships and Related Party Transactions—Allocation of Investments” in the statement of additional information. To the extent we are able to make co- investments with our Adviser’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts.
Affiliates of our Adviser have no obligation to make their originated investment opportunities available to our Adviser or to us, and such opportunities may be provided to Prospect Capital Corporation or another affiliate of our Adviser.
To mitigate the foregoing conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.
Our incentive fee may induce our Adviser to make speculative investments.
The subordinated incentive fee payable by us to our Adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the subordinated incentive fee payable to our Adviser is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our average total assets, which would include any borrowings for investment purposes, may encourage our Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of a default, which would adversely affect holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be in our best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Risks Related to Our Investments
Our investments in CLOs may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies.
We may invest in Senior Secured Loans directly or in any security issued by a CLO but have invested primarily in the equity and junior debt tranches of CLOs. Generally, we will be required to disclose less information regarding the underlying debt investments held by CLOs than if we had invested directly in the debt of the underlying companies. As a result, our stockholders will not know the details of the underlying securities of the CLOs in which we will invest. Our investments in the equity and junior debt tranches of CLOs will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs. Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

CLOs typically will have no significant assets other than their underlying Senior Secured Loans; payments on CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans.
CLOs typically will have no significant assets other than their underlying Senior Secured Loans. Accordingly, payments on CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans, net of all management fees and other expenses. Payments to us as a holder of CLO investments are and will be met only after payments due on the senior notes (and, where appropriate, the junior secured notes) from time to time have been made in full. This means that relatively small numbers of defaults of Senior Secured Loans may adversely impact our returns.
The Senior Loan portfolios of the CLO vehicles in which we invest may be concentrated in a limited number of industries or borrowers, which may subject those vehicles, and in turn us, to a risk of significant loss if there is a downturn in a particular industry in which a number of a CLO vehicle’s investments are concentrated.
The CLO vehicles in which we invest may have Senior Loan portfolios that are concentrated in a limited number of industries or borrowers. A downturn in any particular industry or borrower in which a CLO vehicle is heavily invested may subject that vehicle, and in turn us, to a risk of significant loss and could significantly impact the aggregate returns we realize. If an industry in which a CLO vehicle is heavily invested suffers from adverse business or economic conditions, a material portion of our investment in that CLO vehicle could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.
Our CLO investments are exposed to leveraged credit risk.
We may be in a subordinated position with respect to realized losses on the Senior Secured Loans underlying our investments in the equity and junior debt tranches of CLOs. The leveraged nature of equity and junior debt tranches of CLOs, in particular, magnifies the adverse impact of Senior Secured Loan defaults. CLO investments represent a leveraged investment with respect to the underlying Senior Secured Loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying Senior Secured Loans, which are subject to credit, liquidity and interest rate risk.
Changes in credit spreads may adversely affect our profitability and result in realized and unrealized depreciation on our investments.
The performance of our CLO equity investments will depend, in a large part, upon the spread between the rate at which the CLO borrows funds and the rate at which it lends these funds. Any reduction of the spread between the rate at which the CLO invests and the rate at which it borrows may adversely affect the CLO equity investor’s profitability.
Because CLO equity investors are paid the residual income after the CLO debt tranches receive contractual interest payments, a reduction in the weighted average spread of the Senior Secured Loans underlying a CLO will reduce the income flowing to CLO equity investors. As a result, CLO investors will experience realized and unrealized depreciation in periods of prolonged spread compression. If these conditions continue, the CLO investors, such as us, may lose some or all of their investment.
There is the potential for interruption and deferral of cashflow.
If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO (e.g., due to Senior Secured Loan defaults), then cashflow that otherwise would have been available to pay the distribution on the CLO investments may instead be used to redeem any senior notes or to purchase additional Senior Secured Loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact our returns.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
Our investment strategy involves investments in securities issued by foreign entities, including foreign CLOs. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions. In addition, the underlying companies of the CLOs in which we invest may be foreign, which may create greater exposure for us to foreign economic developments.
Although our investments are U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.
Our investments in Target Securities may be illiquid.
We may invest a substantial percentage of our portfolio in securities that are considered illiquid. “Illiquid securities” are securities that we reasonably expect cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the investment. We may not be able to readily dispose of such securities at prices that approximate those at which we could sell such securities if they were more widely- traded and, as a result of such illiquidity, we may have to sell other investments or engage in borrowing transactions to raise cash to meet our obligations. Limited liquidity can also affect the volatility and market price of securities, thereby adversely affecting our net asset value and ability to make dividend distributions. Target Securities may not be readily marketable and may be subject to restrictions on resale. Target Securities Loans are generally not listed on any U.S. national securities exchange and no active trading market may exist for the securities in which we will invest. Although a secondary market may exist for our investments, the market for our investments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value. In addition, we believe that ownership of Target Securities has generally been distributed across a wide range of holders, some of whom we believe may continue to face near- to intermediate-term liquidity issues. Further, we believe that larger institutional investors with sufficient resources to source, analyze and negotiate the purchase of these assets may refrain from purchases of the size that we are targeting, thereby reducing the prospective investor population, which would limit our ability to sell our Target Securities if we choose to or need to do so. We have no limitation on the amount of our assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.
We may invest in assets with no or limited performance or operating history.
We may invest in assets with no or limited investment history or performance record upon which our Adviser will be able to evaluate their likely performance. Our investments in entities with no or limited operating history are subject to all of the risks and uncertainties associated with a new business, including the risk that such entities will not achieve target returns.
Consequently, our profitability, net asset value and share price could be adversely affected.
We are exposed to underlying borrower fraud through the Target Securities held in our portfolio.
Investing in Target Securities involves the possibility of our investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose Senior Secured Loans we hold, either directly or indirectly through CLOs. Such inaccuracy or incompleteness may adversely affect the valuation of our investments or may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The CLOs in which we will invest will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. In addition, the quality of our investments in Target Securities is subject to the accuracy of representations made by the underlying issuers.
In addition, we are subject to the risk that the systems used by the CLO collateral managers to control for such accuracy are defective.
The payment of underlying portfolio manager fees and other charges could adversely impact our returns.
We may invest in securities where the underlying portfolios may be subject to management, administration and incentive or performance fees, in addition to those payable by us. Payment of such additional fees could adversely impact the returns we achieve.
The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of Senior Secured Loans may adversely affect us.
There can be no assurance that, in relation to any CLO investment, in the event that any of the Senior Secured Loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new Senior Secured Loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new Senior Secured Loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected.
Our investments are subject to prepayments and calls, increasing re-investment risk.

Our investments and/or the underlying Senior Secured Loans may prepay more quickly than expected, which could have an adverse impact on our value. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond our control and consequently cannot be predicted with certainty. In addition, for a CLO collateral manager there is often a strong incentive to refinance well performing portfolios once the senior tranches amortize. The yield to maturity of the investments will depend on, inter alia, the amount and timing of payments of principal on the loans and the price paid for the investments. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments of the debt.
Furthermore, our investments generally will not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the “non-call period”).
The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity tranches and, therefore, where we do not hold the relevant percentage we will not be able to control the timing of the exercise of the call option. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised.
Early prepayments and/or the exercise of a call option otherwise than at our request may also give rise to increased re- investment risk with respect to certain investments, as we may realize excess cash earlier than expected. If we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and, consequently, could have an adverse impact on our ability to pay dividends.
We will have limited control of the administration and amendment of Senior Secured Loans owned by the CLOs in which we invest.
We will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan held by a CLO vehicle. In addition, the terms and conditions of the Senior Secured Loans underlying our investments in the equity and junior debt tranches of CLOs may be amended, modified or waived only by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligations arising from Senior Secured Loans could be modified, amended or waived in a manner contrary to our preferences.
We will have no influence on management of underlying investments managed by non-affiliated third party CLO collateral managers.
We will not be responsible for and will have no influence over the asset management of the portfolios underlying the CLO investments we hold where those portfolios are managed by non-affiliated third party CLO collateral managers. Similarly, we will not be responsible for and will have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual securities. As a result, the values of the portfolios underlying our CLO investments could decrease as a result of decisions made by third party CLO collateral managers.
We will have limited control of the administration and amendment of any CLO in which we invest.
The terms and conditions of Target Securities may be amended, modified or waived only by the agreement of the underlying security holders. Generally, any such agreement must include a majority or a super majority (measured by outstanding amounts) or, in certain circumstances, a unanimous vote of the security holders. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which we invest be modified, amended or waived in a manner contrary to our preferences.
Senior Secured Loans of CLOs may be sold and replaced resulting in a loss to us.
The Senior Secured Loans underlying our CLO investments may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.
Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.
We expect that a majority of our portfolio will consist of equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (~10 times), and therefore the junior debt and equity tranches that we will invest in are subject to a higher risk of total loss. As of [ ], 20[ ], the range of leverage ratios of the CLO investments in our portfolio was 3.0 times to 16.8 times, excluding investments that have been called for redemption, and the weighted average was 9.5 times. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. We will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLOs. Although it is difficult to predict whether the prices of indices and securities underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.
The investments we make in CLOs will likely be thinly traded or have only a limited trading market. CLO investments are typically privately offered and sold, in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying Senior Secured Loans will not be adequate to make interest or other payments; (ii) the quality of the underlying Senior Secured Loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, our investments in equity and junior debt tranches of CLOs will be subordinate to the senior debt tranches thereof.
Investments in structured vehicles, including equity and junior debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying Senior Secured Loans held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the Senior Secured Loans underlying the CLOs in which we invest.
Non-investment grade or “junk” debt involves a greater risk of default and higher price volatility than investment grade debt.
The Senior Secured Loans underlying our CLO investments typically will be BB or B rated (non-investment grade or “junk”) and in limited circumstances, unrated, Senior Secured Loans. Non-investment grade or “junk” securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and higher price volatility than investment grade debt.
Our investments in CLOs may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receive cash distributions related to such income.
We anticipate that the CLOs in which we invest may constitute “passive foreign investment companies,” or “PFICs.” If we acquire shares in a PFIC (including in CLOs that are PFICs), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFICs income for each year regardless of whether we receive any distributions from such PFICs. We must nonetheless distribute such income to maintain our tax treatment as a RIC.
If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or “CFC” (including in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.
If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”
The Collateralized Securities in which we invest may be subject to withholding tax if they fail to comply with certain reporting requirements.
Legislation commonly referred to as the ‘‘Foreign Account Tax Compliance Act,’’ or FATCA, imposes a withholding tax of 30% on payments of U.S. source interest and distributions to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.
To the extent OID and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.
Our investments may include original issue discount, or OID, instruments and payment in kind, or PIK, interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:
•The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.
•Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.
•OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of our cash distributions.
For accounting purposes, any cash distributions to stockholders representing OID and PIK income are not treated as coming from paid-in capital, even if the cash to pay them comes from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.
Risks Related to our Capital Structure and Leverage
Our borrowings, including the Preferred Stock, expose us to additional risks, including the typical risks associated with leverage and could adversely affect our business, financial condition and results of operations.
We have incurred leverage through the issuance of the Preferred Stock and the 2035 Notes, and by borrowing under the Facility. We may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, additional shares of preferred stock, debt securities and other structures and instruments, in significant amounts and on terms that our Adviser and our board of directors deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured. Any such leverage does not include leverage embedded or inherent in the CLO structures in which we invest or in derivative instruments in which we may invest. Accordingly, there is a layering of leverage in our overall structure.
The more leverage we employ, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make distributions and other payments to our securityholders. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.
As a registered closed-end management investment company, we will generally be required to meet certain asset coverage requirements, as defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings, including the Notes), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., our Preferred Stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If legislation were passed that modifies this section of the 1940 Act and increases the amount of senior securities that we may incur, we may increase our leverage to the extent then permitted by the 1940 Act and the risks associated with an investment in us may increase.

If our asset coverage declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of our investments to repay some debt or redeem shares of Preferred Stock when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make certain distributions or pay dividends of an amount necessary to continue to be subject to tax as a RIC. The amount of leverage that we employ will depend on the Adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.
In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our ability to be subject to tax as a RIC under Subchapter M of the Code.
Our borrowings and preferred stock may increase the potential for loss on amounts invested in us and, therefore, the risk of investing in us.
In addition to the Notes, the Facility, the 2035 Notes, and the Preferred Stock, we may issue additional debt securities or preferred stock and/or borrow money from banks or other financial institutions. The use of borrowings or issuance of preferred stock, also known as leverage, increases the volatility of investments and magnifies the potential for loss for our investors. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, our common stockholders will experience increased risks of investing in our common stock. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income attributable to our stockholders to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distribution payments, including to holders of our Preferred Stock. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to our Adviser.
Changes in interest rates may affect our cost of capital and net investment income.
Because we finance our investments, in part, using leverage, including the Preferred Stock, the Preferred Stock and any future borrowings, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long- term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we may have to purchase or develop such expertise.
You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may make it easier for us to meet or exceed the subordinated incentive fee preferred return and may result in a substantial increase of the amount of incentive fees payable to our Adviser with respect to pre-incentive fee net investment income. See “Investment Advisory Agreement.”
Holders of any preferred stock we issue have the right to elect members of our Board of Directors and class voting rights on certain matters.
Holders of the Preferred Stock have, and holds of any preferred stock we might issue in the future would have, the right to elect members of our Board of Directors and class voting rights on certain matters. Holders of the Preferred Stock have, and holders of any preferred stock we might issue in the future would have, voting separately as a single class, the right to elect two members of our Board of Directors at all times and, in the event dividends become two full years in arrears, the right to elect a majority of the directors until such arrearage is completely eliminated.
In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.
U.S. Federal Income Tax Risks

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.
To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Certain U.S. Federal Income Tax Considerations.”
•The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long- term capital losses, if any. We are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
•The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of shares or securities or similar sources.
•The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate-level U.S. federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt or equity investments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.
Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate-level U.S. federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. For additional discussion regarding the tax implications of a RIC, see “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”
If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of our expenses.
A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a non-corporate stockholder’s allocable portion of our affected expenses, including our management fees, will be treated as an additional distribution to the stockholder and will not be deductible for non-corporate taxpayers for the 2019 through 2026 tax years. While we anticipate that we will constitute a publicly offered RIC for our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:
•the impact of an economic downturn on the ability of the issuer of a Senior Secured Loan to continue to operate, which could lead to the loss of some or all of our investment in such Senior Secured Loan or CLO investment;
•the impact of interest rate volatility on our results, particularly if we elect to use leverage as part of our investment strategy;
•our future operating results;
•our business prospects and the prospects of the companies in which we may invest;
•our expected financings and investments;
•the adequacy of our cash resources and working capital;
•the timing of cash flows, if any, from the Target Securities in which we invest;
•our contractual arrangements and relationships with third parties;
•the dependence of our future success on the general economy and its impact on the industries in which we invest;
•our ability to source favorable investments;
•our use of financial leverage;
•our tax treatment;
•the timing and amount of interest distributions and dividends from the investments we make; and
•the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.
In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:
•changes in the economy;
•risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and
•future changes in laws or regulations and conditions that impact our operations or investments.
We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS
The net proceeds of this offering are expected to be approximately $[ ] million (or approximately $[ ] million if the underwriters exercise the over-allotment option in full) after deducting the payment of underwriting discounts and commissions of $[ ] million (or approximately $[ ] million if the underwriters exercise their overallotment option in full) and estimated offering expenses of $[ ] payable by us.
We expect to use the net proceeds from the sale of the Notes offered hereby to acquire investments in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes. We may also use a portion of the net proceeds from the sale of the Notes offered hereby to repurchase a portion of our Preferred Stock. We anticipate that substantially all of the net proceeds of this offering used to acquire investments will be used to make our targeted investments within three months, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions.

CAPITALIZATION
The following table sets forth our capitalization (i) as of September 30, 2020, and (ii) as of September 30, 2020, as adjusted to give effect to an assumed drawn balance of $10 million on our Facility and the assumed sale of $[ ] million aggregate principal amount of our Notes in this offering but without giving effect to the use of the cash proceeds from such sale as described in “Use of Proceeds”.
This table should be read in conjunction with “Use of Proceeds” and our financial statements and notes thereto included in this prospectus. The adjusted information is illustrative only.

	Actual	As Adjusted for the Facility and Notes (unaudited)
Long-term debt, including current maturities:
Preferred Stock, par value $0.01 per share; 9,360,000 shares authorized, 1,481,435 shares of Series A Term Preferred Stock issued and outstanding	$35,862,674	35,862,674
Preferred Stock, par value $0.01 per share; 9,035,000 shares authorized, 984,918 shares of Series B Term Preferred Stock issued and outstanding	$23,864,728	$23,864,728
Preferred Stock, par value $0.01 per share; 9,610,000 shares authorized, 1,557,099 shares of Series C Term Preferred Stock issued and outstanding	$37,785,593	$37,785,593
Preferred Stock, par value $0.01 per share; 8,000,000 shares authorized, 1,096,007 shares of Series D Term Preferred Stock issued and outstanding	$26,264,909	26,264,909
Preferred Stock, par value $0.01 per share; 1,150,000 shares authorized, 1,039,316 shares of Series E Term Preferred Stock issued and outstanding	$25,008,694	25,008,694
Preferred Stock, par value $0.01 per share; 1,380,000 shares authorized, 1,235,348 shares of Series F Term Preferred Stock issued and outstanding	$29,815,388	29,815,388
Facility(1), as adjusted	$—	$10,000,000
Notes	—
2035 Notes(2)	$14,354,209	14,354,209
Total long-term debt	$192,956,195
Stockholder's equity:
Common stock, $0.01 par value per share; 160,000,000 shares authorized; 33,795,183 shares issued and outstanding	337,952	337,952
Paid-in capital in excess of par	411,099,120	411,099,120
Total Distributable Earnings	(62,130,915))	(62,130,915)
Total stockholders' equity	349,306,157	349,306,157
Total capitalization	542,262,352

(1)On December 16, 2019, we entered into the Facility. The aggregate commitment of the Facility is $25 million and is collateralized by our CLO investments.
(2)On January 27, 2020, we issued $15 million in aggregate principal amount of 2035 Notes in a private placement to an institutional investor.

SENIOR SECURITIES
Information about our senior securities (not including the Notes) is shown in the following table as of June 30, 2020, 2019 and 2018. The information shown as of June 30, 2020, 2019 and 2018 is included in our financial statements which have been audited by BDO USA LLP, our independent registered public accounting firm.

Senior Securites as of June 30, 2020
Senior Securities	Aggregate Amount Outstanding Senior Securities	Asset Coverage per Unit as of June 30, 2020(a)	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
The Facility	$—	$—	$—	$—
2035 Notes	$15,000,000	$36,030	$—	$—
Series A Term Preferred Stock Due 2025	$37,035,875	$68	$25.00	$24.31
Series B Term Preferred Stock Due 2023	$24,622,950	$68	$25.00	$24.42
Series C Term Preferred Stock Due 2024	$38,927,475	$68	$25.00	$24.69
Series D Term Preferred Stock Due 2029	$27,400,175	$68	$25.00	$24.87
Series E Term Preferred Stock Due 2024	$25,982,900	$68	$25.00	$23.79
Series F Term Preferred Stock Due 2027	$30,883,700	$68	$25.00	$22.74

(a) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility and the 2035 Notes. The asset coverage ratio for a class of senior securities representing stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).

(b) Represents the average daily closing market price per share of each respective series of Preferred Stock for the respective periods listed on NYSE from June 30, 2019 to June 30, 2020. For series that were not outstanding at June 30, 2019, the average starts from the first day of trading of that particular series.

Preferred Stock as of June 30, 2019(a)(b)
Preferred Stock	Aggregate Amount Outstanding	Asset Coverage Per Unit(c)	Involuntary Liquidating Preference Per Unit	Average Market Value Per Unit(d)
Series A Term Preferred Stock Due 2025	$37,504,575	$102	$25	$24.79
Series B Term Preferred Stock Due 2023	$25,000,000	102	25	$24.72
Series C Term Preferred Stock Due 2024	$40,250,000	102	25	$25.02
Series D Term Preferred Stock Due 2029	$26,131,675	102	25	$25.24
Total Preferred Stock	$128,886,250	$102
(a) For financial reporting purposes, our Preferred Stock is considered to be debt. The Asset Coverage amount per $25 a share of total Preferred Stock (the dollar amount per share) reflects the amount of the Company’s total assets (less all liabilities not represented by borrowings and Preferred Stock) per $25 a share of total Preferred Stock of the combined amount of borrowings and outstanding total Preferred Stock and the Asset Coverage amounts per financial reporting purposes.

(b) Does not include the issuance by the Company of (i) an additional $1,293,500 aggregate amount of Series D Term Preferred Stock, which was issued on July 3, 2019 and (ii) $27,500,000 aggregate amount of Series E Term Preferred Stock, which was issued on October 7, 2019 and October 22, 2019. Also excluded are amounts borrowed under the Facility and the 2035 Notes.

(c) Our Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock and Series D Term Preferred Stock each rank pari passu, or equally, in right of payment and all other shares of preferred stock that we may issue in the future, and rank senior in right of payment to all of our common stock. As such, the asset coverage per preferred share is the same across each series of preferred stock.

(d) Represents the average daily closing market price per share of each respective series of Preferred Stock for the respective periods listed on NYSE from June 30, 2018 to June 30, 2019.

Preferred Stock as of June 30, 2018(a)
Preferred Stock	Aggregate Amount Outstanding	Asset Coverage per Preferred Share	Involuntary Liquidating Price per Preferred Share	Average Market Value per Unit(b)
Series A Term Preferred Stock Due 2025	$34,000,000	$269	$25.00	$24.22

(a) For financial reporting purposes, preferred shares are considered to be debt. The Asset Coverage amounts per $25 per share of Preferred Stock (the dollar amount per share) reflects the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $25 per share of Preferred Stock of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes.

(b) The average market value is the settlement price as of June 29, 2018. There were no settled preferred shares outstanding prior to June 29, 2018.

INVESTMENT OBJECTIVE AND STRATEGY
We were organized as a Maryland corporation in July 2012 to invest primarily in Target Securities, with an emphasis on current income, and commenced operations on January 6, 2014 after satisfying our minimum offering requirement of selling $2.5 million of shares of our common stock. We may invest in Senior Secured Loans directly or in any security issued by a CLO but have invested primarily in the equity and junior debt tranches of CLOs. We are an externally managed, non- diversified, closed-end management investment company that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually thereafter, as a RIC under the Code.
We are managed by Priority Senior Secured Income Management, LLC, a registered investment adviser under the Advisers Act, which oversees the management of our activities and is responsible for making investment decisions for our portfolio.
Investment Strategy
Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our total assets, or net assets plus borrowings, in Senior Secured Loans, with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Secured Loans. This investment objective may be changed by our Board of Directors if we provide our stockholders with at least 60 days prior notice. We may invest in Senior Secured Loans directly or in any security issued by a CLO to implement our investment objective but have invested primarily in the equity and junior debt tranches of CLOs. Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by Senior Secured Loan, borrower, and industry, with limitations on non-U.S. borrowers. The typical underlying borrowers for Senior Secured Loans are U.S.-based privately-held and publicly-held companies across a wide range of industries and sectors.
The CLOs in which we invest typically will be special purpose vehicles and will be predominantly collateralized against pools of Senior Secured Loans. The collateral typically will be BB or B rated (non-investment grade or “junk”) and in limited circumstances, unrated, Senior Secured Loans originated in the U.S., with a first lien on the borrower’s assets. We invest in new issue transactions in the primary market and transactions in the secondary market.
We will identify potential investments using our Adviser’s market knowledge, experience and industry relationships. Our Adviser’s relationships with CLO collateral managers, underwriters and trading desks, will be used to source transactions. In determining when to sell an investment, our Adviser will consider the following factors: the performance of such investment, the expected performance by evaluating the company if such investment is a Senior Secured Loan or evaluating the pool of Senior Secured Loans if such investment is a CLO, current market conditions, our capital needs, and other factors.
We invest so as to obtain exposure across a relatively broad range of underlying borrowers and credit ratings, sectors, CLO collateral managers, and CLO maturity profiles. We also take into consideration any correlation between different underlying securities. In order to comply with diversification requirements applicable to RICs, with respect to half of our investment portfolio, our interest in any one investment will not exceed 5% of the value of our gross assets, and with respect to the other half of our portfolio, our interest in any one investment will not exceed 25% of the value of our gross assets. By virtue of our investments in cashflow CLOs, which will be predominantly collateralized against pools of Senior Secured Loans, we expect to be broadly invested with respect to credit exposure to any one particular industry or borrower although we will have no restrictions on the industry or borrower exposure of the underlying assets and we do not operate as a “diversified” investment company within the meaning of the 1940 Act. We do not invest in any CLOs or investment companies managed by our Adviser or its affiliates. See “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company” for our detailed RIC diversification requirements.
About our Adviser
Our Adviser is owned 50% by Prospect Capital Management, an asset management firm and registered investment adviser under the Advisers Act, and 50% by Stratera Holdings, LLC. Our Adviser is registered as an investment adviser with the SEC under the Advisers Act and is led by a team of investment professionals from the investment and operations team of Prospect Capital Management and Prospect Administration. These individuals are responsible for our day-to-day operations on behalf of our Adviser and are responsible for developing, recommending and implementing our investment strategy. Prospect Capital Management also manages Prospect Capital Corporation, a business development company traded on the NASDAQ Global Select Market. See “Risk Factors—Risks Related to Our Adviser and Its Affiliates.” Prospect Capital Corporation had total assets of approximately $[ ] billion as of [ ], 202[ ]. Our Adviser’s professionals also manage Prospect Flexible Income Fund, Inc. or “FLEX,” which has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. FLEX is the result of a merger between Pathway Capital Opportunity Fund, Inc., or “Pathway,” with and into Triton

Pacific Investment Corporation, Inc., which became effective on March 31, 2019. Pathway was also managed by an affiliate of Prospect Capital Management prior to the completion of the merger. As of [ ], 2021, FLEX had total assets of $[ ] million.
Our Adviser’s investment professionals have significant experience and an extensive track record of investing in companies, managing high-yielding debt and equity investments, and managing and investing in Senior Secured Loans and CLOs, including the equity and junior debt tranches of CLOs. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered investment companies. Our Adviser does not currently have employees, but has access to certain investment, finance, accounting, legal and administrative personnel of Prospect Capital Management and Prospect Administration and may retain additional personnel as our activities expand. In particular, certain personnel of Prospect Capital Management will be made available to our Adviser to assist it in managing our portfolio and operations, provided that they are supervised at all times by our Adviser’s management team. See “Investment Objective and Strategy—About Our Adviser.” We believe that the depth of experience and disciplined investment approach of our Adviser’s management team will help our Adviser to successfully execute our investment strategy. See “Management” and “Portfolio Management” for biographical information regarding our Adviser’s professionals.
Our Board of Directors, including a majority of independent directors, oversees and monitors our investment performance and beginning with the second anniversary of the date of the Investment Advisory Agreement annually reviews the compensation we pay to our Adviser to determine that the provisions of the Investment Advisory Agreement are carried out. See “Investment Advisory Agreement.”
Market Opportunity Overview
CLO market background
CLOs are investment vehicles backed by a diversified pool of Senior Secured Loans. A CLO uses the cash flows from a portfolio of Senior Secured Loans to back the issuance of multiple classes of rated debt securities, which together with the junior capital tranches are used to fund the purchase of the underlying Senior Secured Loans.
A special purpose vehicle (typically formed in the Cayman Islands or another similar jurisdiction) is formed to purchase the Senior Secured Loans and issue rated debt securities and equity tranches and/or unrated debt securities (generally treated as equity interests). The rated debt tranches consist of long-term, non-recourse financing with fixed financing terms, including floating interest rates at a stated spread to LIBOR. Additionally, the underlying Senior Secured Loans in the CLOs are generally not required to be marked-to-market; therefore leverage in the structure should remain the same regardless of market movements, all other things being equal. The capital structure of a typical CLO involves the issue by the special purpose vehicle of multiple tranches of debt securities. The amount of each tranche is determined, among other things, by the credit rating assigned by rating agencies to the securities. These various tranches have different rankings as to entitlement to payment of interest and principal. Each tranche provides credit enhancement to the tranches which rank senior to it, since the holders of the senior tranches are entitled to payment before payments are made to the holders of the junior tranches. In the event of a default and realized loss on any of the Senior Secured Loans underlying a CLO, any shortfall is absorbed first by any additional credit enhancement in the transaction (such as over-collateralization or a cash reserve) and then by the most junior tranches of the securities issued to the extent of the credit enhancement provided by that tranche, and then by the next most senior tranche or tranches until the shortfall has been absorbed in its entirety. See “Risk Factors—Risks Related to Our Investments— Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments” and “—Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.”
In a typical CLO, as shown in the chart below, the capital structure would include approximately 90% debt, with the remainder comprising the junior most CLO securities, typically referred to as the CLO’s equity tranche. Interest and principal repayment cashflows derived from the pool of Senior Secured Loans are allocated sequentially first to cover the operational and administrative costs of the CLO, second to the debt service of the highest ranking debt tranche, third to the debt service of the next highest ranking debt tranche and so on until all obligations of the CLO have been met. This sequential cashflow allocation is usually referred to as the “payment waterfall.” The most subordinated tranche of securities is therefore the most sensitive to defaults and realized losses in relation to the underlying assets, and the most senior tranche is the least sensitive to them.

The equity tranche represents the most junior tranche in the CLO capital structure. The equity tranche is typically not rated and is subordinated to the debt tranches. The holders of this tranche are typically entitled to any cash reserves that form part of the structure at the point at which such reserves are permitted to be released. The equity tranche captures available payments at the bottom of the payment waterfall, after operational and administrative costs of the CLO and servicing of the debt securities. Economically, the equity tranche benefits from the difference between the interest received from the Senior Secured Loans and the interest paid to the holders of debt tranches of the CLO structure. Should a default or decrease in expected payments to a particular CLO occur, that deficiency typically first affects the equity tranche in that holders of that position generally will be the first to have their payments decreased by the deficiency.
Debt tranches of CLOs typically are rated and have a stated coupon. Equity tranches of CLOs are typically unrated and do not have a stated coupon. Rather, payments to the equity tranches of CLOs are dependent on the residual cashflows after all interest, fees and expenses on the debt tranches have been paid. The equity tranche of a CLO is the most sensitive to defaults and realized losses as it is the most subordinated tranche in the CLO’s capital structure, whereas CLO debt tranches are not impacted by defaults and realized losses until total losses exceed the value of the equity tranche. CLO payment provisions are detailed in a CLO’s indenture and are referred to as the “priority of payments” or “waterfall.”
Each tranche within a CLO has voting rights on any amendments that would have a material effect on such tranche. Neither the debt tranches nor equity tranche of CLOs have voting rights on the management of the underlying Senior Secured Loan portfolio. The holders of the equity tranches of CLOs typically have the right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default. The equity tranche of a CLO has the ability to call the debt tranches following a non-call period. Debt tranches of CLOs do not have the right to call the other CLO security tranches.
To the extent that certain interest and asset coverage tests are not met at any time, residual cash flows are generally either diverted to repay principal on the prior ranking debt tranches, or reinvested in additional underlying Senior Secured Loans until such tests are again in compliance. Principal collections received from the Senior Secured Loans are generally reinvested in additional Senior Secured Loans during the reinvestment period, which is typically approximately three to five years.
Following the reinvestment period, principal proceeds received are typically used to pay down the debt tranches in order of priority.
Transactions generally do not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the debt tranches to be paid in full after the expiration of an initial period of the life of the special purpose entity (referred to as the “non-call period”). The exercise of the call option is by a specified percentage of the holders of the equity tranches. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the debt tranches will be paid in full if the call is exercised.
Transactions generally contain provisions outlining the rights of noteholders following an event of default. Events of default typically include (among others) failure to meet payment requirements on senior notes, and other material defaults under the transaction documents. It is also often an event of default if the par value of the collateral is less than 100% to 102.5% of the aggregate principal amount outstanding of the senior notes representing the controlling class. The controlling class of noteholders will generally be the most senior debt tranche then outstanding.
If an event of default occurs, the transaction can be accelerated at the discretion of the trustee for the noteholders and/or by the applicable majority of the controlling class of noteholders. The transaction may also contain provisions for early redemption at the option of the controlling class of noteholders for certain tax events. The early termination of the transaction in any of these circumstances could expose the holders of CLOs to the risk that the underlying Senior Secured Loans will have to be sold at depressed prices.
An investment in a CLO offers access to a diversified and actively managed portfolio of Senior Secured Loans in a single investment with the potential to provide enhanced returns generated by the difference between the yield on the underlying assets in the portfolio and the cost of funding of the rated debt liabilities.
The most junior tranches of all U.S. CLOs (typically referred to as CLO equity tranches) have delivered over 20% annual average cash yields from January 2003 through December 2020,(1) as shown in the chart below. According to Wells Fargo, 98.1% of U.S. CLOs that have been issued since 2000 and redeemed through March 2015, which is the most recent date that is available for this data, have generated a positive return to equity investors.(2) Despite the historically favorable returns delivered by most junior classes of U.S. CLOs, these investments have generated lower returns during periods of extreme market volatility, particularly as a result of events impacting the U.S. credit markets. See “Risk Factors - Capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may have a negative impact on our business and operations.”
(1)    Source: Citigroup Global Markets Research - Citi US CLO Scorecard – December 16, 2020.
(2)    Source: Wells Fargo Structured Products Research, Intex and data provided by CLO Collateral Managers
Cashflow transactions
We may invest in Senior Secured Loans directly or in any security issued by a CLO but have invested primarily in the equity and junior debt tranches of cashflow CLO transactions. The underlying assets of cashflow CLOs are comprised primarily of Senior Secured Loans. Cashflow CLOs differ from market value CLOs in that they do not include mark-to-market covenants. For example, the cashflow CLOs that we target have covenants that are primarily based on the par value of the Senior Secured Loans owned by the CLO, whereas market value CLOs have covenants that are primarily based on the market value of the Senior Secured Loans owned by the CLO. Thus, the performance of a cashflow CLO is less sensitive than the performance of a market value CLO to the market volatility of the Senior Secured Loans owned by the CLO. Cashflow CLOs typically have a stated maturity of 10 to 13 years with an actual average life of approximately 5 to 9 years.
The underlying assets of cashflow transactions may be either actively managed by a CLO collateral manager, or structured as static pools where few if any changes can be made to the initial asset selection. We invest primarily in actively- managed transactions where the portfolio will be managed according to typically stringent investment guidelines set out at the inception of the transaction. These guidelines likely will include specific requirements determined by the rating agencies (Moody’s, Standard & Poor’s, and/or Fitch), such as a broadly invested portfolio and weighted average rating requirements on the Senior Secured Loans in the portfolio.
Broad investment variety is a key feature of the portfolios of the CLOs in which we invest, and is aimed at minimizing the effect of potential credit deterioration. Typical guidelines require broad investment variety by issuer and industry. Individual CLO portfolios will generally consist of a large number of issuers in various industries.
Returns to investors in CLOs are dependent on a number of factors. One of the principal drivers is the number and timing of defaults in the portfolio, as well as recovery rates on any defaulted Senior Secured Loans. Other factors which contribute to return performance are correlation among assets, portfolio purchase price, repayment rate, reinvestment rate, trading gains/ losses, test levels, frequency of payment on assets and liabilities, and allocation of cashflows.
Outlook
The U.S. Senior Secured Loan market
We believe that while the U.S. Senior Secured Loan market is relatively large, with Standard & Poor’s estimating the total par value outstanding at approximately $1.20 trillion as of December 31, 2020,(3) this market remains largely inaccessible to a significant portion of investors that are not lenders or approved institutions. CLOs permit wider exposure to Senior Secured Loans, but this market is almost exclusively private and predominantly institutional. We may choose not to invest in Senior Secured Loans directly because our principle investment strategy is to invest in the equity and junior debt tranches of CLOs.
The Senior Secured Loan market is characterized by various factors, including:
•Seniority. A Senior Secured Loan typically has a first lien, or sometimes second lien, on the borrower’s assets and ranks senior in a borrower’s capital structure to other forms of debt or equity. As such, that loan maintains the senior- most claim on the company’s assets and cash flow, and we believe should, all other things being equal, offer the prospect of a more stable and lower-risk investment relative to other debt and equity tranches.
•Consistent long-term performance. Senior Secured Loans have provided, as shown in the chart below, positive cash yields in all years since 1997 and only two full years (2008 and 2015) of negative returns including mark-to-market volatility. Senior Secured Loans provided a 2-year return of 7.5% in 2008 and 2009 despite the market downturn.(4)
(3) Source: S&P Capital IQ - S&P LSTA Leveraged Lending Review 4Q20.
(4) Source: S&P Capital IQ - Leveraged Loan Index Returns Summary.

Despite the historically favorable returns delivered by most junior classes of U.S. CLOs, these investments have generated lower returns during periods of extreme market volatility, particularly as a result of events impacting the U.S. credit markets. See “Risk Factors - Capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may have a negative impact on our business and operations.”

Source: S&P Capital IQ - LLI Returns Summary.

▪Floating rate instruments. A Senior Secured Loan typically contains a floating interest rate versus a fixed interest rate, which we believe provides some measure of protection against the risk of increases in interest rates and inflation. Also, the debt tranches of a CLO have floating interest rates as well, which provides a partial matching of changes in the interest rates on the CLO’s assets and liabilities.
▪Low default-rate environment. The default rate on all Senior Secured Loans included in the S&P/LSTA Leveraged Loan Index has averaged 2.28% from January 1, 2003 through December 31, 2020.(5)
In the current environment, we believe the above attributes are particularly desirable.
(5)    Source: S&P Capital IQ – Leveraged Lending Review 4Q20.

Deal Sourcing
Deals will typically be sourced through our Adviser’s direct contact and access to major U.S.-based CLO collateral managers and extensive relationships and contacts with U.S. Senior Secured Loan and CLO originating and trading operations at banks and other financial institutions.
Analysis of Collateral
In addition to the in-depth due diligence that we believe the CLO collateral manager will typically conduct on the Senior Secured Loans in a CLO portfolio, our Adviser also will typically perform in-depth due diligence on the individual Senior Secured Loans in the CLO portfolio. Our Adviser’s evaluation process for corporate credit portfolios typically focuses on identifying high-risk issuers, evaluating the key events which could lead to their default, and understanding the timing of these events and the expected severity of loss should these events take place.
We caution investors that the past performance described above is not indicative of future returns and the results do not include fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of our portfolio.
In this process of evaluation, input generally will be obtained from our Adviser’s professionals. In addition, our Adviser has access to its experienced credit team for information with which to screen issuers according to qualitative and quantitative criteria. Credit statistics are typically reviewed for each corporate issuer in our portfolio. This review usually will be used in the investment modeling process and stress case analysis, which our Adviser believes will produce a thorough assessment of underlying potential default and recovery characteristics of Target Securities.

Analysis of CLO Collateral Manager

Assessment of the CLO collateral manager’s expertise in the underlying asset class and track record generally is a key component in the investment evaluation process. Typical criteria that will be used to evaluate prospective CLO collateral managers include:
•experience and track record in managing CLOs and Senior Secured Loans;
•historic performance of such CLO collateral manager’s CLOs with increased focus on performance during the dislocation experienced by credit markets in 2008 and 2009;
•investment processes and systems;
•investment style and consistency in portfolio construction;
•senior management and key team members;
•access to Senior Secured Loans; and
•reporting and transparency.
In addition to reviewing offering materials and reporting documentation, our Adviser’s professionals conduct interviews with the senior management and portfolio managers of prospective investee CLO collateral managers and obtain references from other investors in prior vehicles, credit analysts and risk management professionals of prospective managers as part of the investment due diligence process.
CLO Structural Analysis
We utilize both proprietary and third party financial models to assess credit and structural risks of each prospective CLO investment and to determine expected returns. Typically these models incorporate many of the following structural variables and assumptions in respect of each transaction:
•probability and/or timing of underlying asset default;
•recovery rates and timing of recovery on defaulted assets;
•cash receipts and prepayments;
•reinvestment terms for new Senior Secured Loans;
•term of the transaction;
•capital structure;
•funding cost;
•fees and expenses; and
•cash flow “waterfalls”, including application of excess yield and cash flow diversion triggers.
Utilizing our default and recovery assumptions generated for portfolios of underlying Senior Secured Loans, a risk analysis generally will be performed to determine the probability of achieving various return levels for each investment. Transactions which demonstrate stable return profiles with high breakeven probabilities typically will be targeted and transactions with significant tail risk (i.e., probability of achieving below targeted returns) typically will be avoided.
Our Adviser also utilizes in-house legal professionals and/or external legal counsel to review CLO legal documents as part of the investment process.
The structural analysis generally will also be used to identify and manage risk concentrations in the aggregate investment portfolio (i.e., asset, asset class, sector, rating and manager) and to ensure ongoing compliance with our investment strategy.
Management of Investments
Investment decisions by our Adviser will generally be based on a rigorous credit and structural review and relative value analysis performed by its team, and potential investments will generally be analyzed on the merits of the individual transaction in terms of absolute return targets and relative value versus comparable opportunities.
Our Adviser’s team generally will prepare an investment memorandum that documents an investment hypothesis and supporting information. Supporting information often includes, among other items, due diligence performed on the underlying portfolio, identification of credits to be included in the transaction, the CLO structural analysis set out above, due diligence performed on the CLO collateral manager, a review and analysis of the offering documentation, and modeling of “downside” and “stress” scenarios.

Our Adviser’s sale and purchase decisions are reviewed and approved by multiple professionals. Our Adviser’s professionals typically use a consensus approach to decision making, wherein each purchase or sale of an investment must be approved by a majority of such professionals. If a majority consensus is not reached, an investment sale or purchase typically will not be made. Our Adviser’s professionals confer as often as is necessary to discuss potential new investments and existing positions whenever action is required. As part of its investment decisions, our Adviser’s professionals may also take into consideration an analysis of a potential investment’s impact on our portfolio’s structure. See “Portfolio Management” for additional information on our Adviser’s professionals.
In relation to Target Securities in which we invest, our Adviser’s professionals conduct rigorous ongoing analysis on the Senior Secured Loans, the CLO structure and the CLO collateral manager which generally will include monthly reporting providing an overview of:
•Senior Secured Loan lists;
•current period buy/sell activity;
•portfolio metrics (including yield, price, weighted average rating factors and any rating movements);
•concentration limits;
•covenant compliance; and
•cash flows.
Further, our Adviser holds formal reviews with CLO collateral managers to whom we are exposed on a periodic basis.
Risk management is an on-going process that may include regular benchmarking of investment performance against the initial investment hypothesis and the maintenance and monitoring of a “risk rating list” by our Adviser on a monthly basis derived from general market information including security prices, press releases, news and statements and ongoing due diligence to assist our Adviser in forecasting the occurrence of specific credit events and modeling outcomes.
Cash Uses and Cash Management Activities
In accordance with our investment strategy, our principal use of cash (including the net offering proceeds) will be to fund investments sourced by our Adviser, as well as initial expenses related to this offering, ongoing operational expenses and payment of dividends and other distributions to stockholders in accordance with our distribution policy. See “Distributions”.
Potential Competitive Strengths
We believe that we offer our investors the following potential competitive strengths:
Established platform with seasoned investment professionals. We will benefit from the wider resources of our Adviser through the personnel it utilizes from Prospect Capital Management, which is focused on sourcing, structuring, executing, monitoring and exiting a broad range of investments. We believe these personnel possess market knowledge, experience and industry relationships that enable them to identify potentially attractive investment opportunities in Target Securities.
Long-term investment horizon. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only once and must be returned to investors after a pre-determined time period. We believe our ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide us with greater flexibility to seek investments that can generate attractive returns on invested capital.
Efficient Tax Structure. As a regulated investment company, or “RIC,” we generally will not be required to pay U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. Furthermore, tax-exempt investors in our securities who do not finance their acquisition of our securities with indebtedness should not be required to recognize unrelated business taxable income, or “UBTI.” Although, as a RIC, we will not be subject to federal income taxes on dividends we receive from taxable entities and that we timely distribute to our stockholders, any taxable entities we own generally will be subject to federal and state income taxes on their income. As a result, the net return to us on such investments that are held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.
Disciplined, income-oriented investment philosophy. Our Adviser employs a conservative investment approach focused on current income and long-term investment performance. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at issuers of Target Securities which could result in adverse portfolio developments.

This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining potential for long- term capital appreciation.
Investment expertise across all levels of the corporate capital structure. We believe the personnel available to our Adviser have broad expertise and experience investing in companies, managing high-yielding debt and equity investments, and managing and investing in Target Securities. We will attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform well in a broad range of economic conditions.
Operating and Regulatory Structure
Our investment activities are managed by our Adviser and supervised by our Board of Directors, a majority of whom are independent. Under our Investment Advisory Agreement, we have agreed to pay our Adviser a base management fee based on our average total assets as well as a subordinated incentive fee based on our performance. In addition, we will reimburse our Adviser for routine non-compensation overhead expenses, such as expenses incurred by Prospect Administration or us in connection with administering our business, including expenses incurred by Prospect Administration in performing administrative services for us, and the reimbursement of the compensation of our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the Administration Agreement, and other expenses. See “Investment Advisory Agreement” for a description of the payments we will make to our Adviser.
Prospect Administration provides us with general ledger accounting, fund accounting, and other administrative services.
We will be subject to certain regulatory restrictions in making our investments. We have received the Order from the SEC granting us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed or owned by our Adviser or certain affiliates, including Prospect Capital Corporation and FLEX, where co-investing would otherwise be prohibited by the 1940 Act, subject to the conditions included therein. We may only co-invest with other funds managed or owned by our Adviser or certain affiliates in accordance with such Order and existing regulatory guidance. See “Certain Relationships and Related Party Transactions—Allocation of Investments” in the statement of additional information.
To seek to enhance our returns, we may borrow money from time to time at the discretion of our Adviser within the levels permitted by the 1940 Act (which generally allows us to incur indebtedness so long as our asset coverage ratio is at least 300% with respect to and after incurring such indebtedness or issue preferred stock so long as our asset coverage ratio is at least 200% with respect to and after issuing such preferred stock) when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. As of [ ], 20[ ], we had no borrowings outstanding on the Facility, $15 million in aggregate principal amount of the 2035 Notes outstanding, approximately $[ ] million of shares of 6.375% Series A Term Preferred Stock due 2025 outstanding, approximately $[ ] million of shares of 6.25% Series B Term Preferred Stock due 2023 outstanding, approximately $[ ] million of shares of 6.625% Series C Term Preferred Stock due 2024 outstanding, approximately $[ ] million of shares of 7.00% Series D Term Preferred Stock due 2029 outstanding, approximately $[ ] million of shares of 6.375% Series E Term Preferred Stock due 2024 outstanding and approximately $[ ] million of shares of 6.625% Series F Term Preferred Stock due 2027 outstanding, and our asset coverage ratio was (i) approximately [ ]% with respect to our Preferred Stock and (ii) approximately [ ]% with respect to the Notes (assuming an issuance of $[ ] pursuant to this offering) and the 2035 Notes, taken together. The Asset Coverage per Unit was approximately $[ ] as of [ ], 20[ ] with respect to our Preferred Stock and approximately $[ ] with respect to the Notes (assuming an issuance of $[ ] pursuant to this offering) and the 2035 Notes, taken together.
The below table summarizes our asset coverage on a pro forma basis after giving effect to an assumed drawn balance of $10,000,000 on our Facility and giving effect to the issuance of $[ ] aggregate principal amount of the Notes.

	Total Amount Outstanding	Asset Coverage per Unit(1)	Involuntary Liquidating Preference per Unit
The Facility(2)	$10,000,000	[]	$—
2035 Notes	$15,000,000	[]	—
Notes	[]	[]	[]
Series A Term Preferred Stock Due 2025	$37,035,875	[]	25
Series B Term Preferred Stock Due 2023	$24,622,950	[]	25
Series C Term Preferred Stock Due 2024	$38,927,475	[]	25
Series D Term Preferred Stock Due 2029	$27,400,175	[]	25
Series E Term Preferred Stock Due 2024	$25,982,900	[]	25
Series F Term Preferred Stock Due 2027	$30,833,700	[]	25
(1) The asset coverage ratio for a class of secured senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured senior securities representing indebtedness. The asset coverage ratio for a class of unsecured senior securities is inclusive of all senior securities. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility and the 2035 Notes. The asset coverage ratio for a class of senior securities representing stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).
(2) On December 16, 2019, we entered into the Facility. The aggregate commitment of the Facility is $25 million and is collateralized by our CLO investments. The above table assumes a pro forma $10 million outstanding as September 30, 2020.

On March 18, 2020, we announced a program for the repurchase of up to $50 million worth of the outstanding shares of our Preferred Stock in aggregate. We may, but are not obligated to, repurchase our outstanding Preferred Stock in the open market from time to time upon the approval of our Board of Directors. Under the repurchase program, the Company repurchased 18,748 Series A Term Preferred Stock, at an average net price of $18.32 per share, 15,082 Series B Term Preferred Stock, at an average net price of $18.25 per share, 52,901 Series C Term Preferred Stock at an average net price of $18.29 per share, 1,000 Series D Term Preferred Stock, at an average net price of $16.93 per share, 60,684 Series E Term Preferred Stock, at an average net price of $18.84 per share, and 64,652 Series F Term Preferred Stock, at an average net price of $16.99 per share, for the year ended June 30, 2020. In connection with the repurchased term preferred stock, we recognized a realized gain of $1,299,945, net of previously unamortized deferred issuance costs of $190,339. On February 1, 2021, our Board of Directors authorized a program for the repurchase of up to $25 million worth of the outstanding shares of our Preferred Stock in aggregate, pursuant to terms consistent with those of the program announced in March 2020.

On December 16, 2019, we entered into the Facility. The aggregate commitment of the Facility is $25 million and is collateralized by our CLO investments. The Facility matures on December 16, 2021 and generally bears interest at a rate of three-month LIBOR plus 3%, subject to a floor of 0.50%. As of September 30, 2020, we had no borrowings outstanding on the Facility. The agreement governing our Facility requires us to comply with certain financial and operational covenants. These covenants include restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets and a minimum total net asset level that we are required to maintain. As of September 30, 2020, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will comply with the covenants in our Facility. Failure to comply with these covenants would result in a default under the Facility that, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the Facility and thereby have a material adverse impact on our business, financial condition and results of operations.

On January 27, 2020, we issued $15 million in aggregate principal amount of the 2035 Notes in a private placement to an institutional investor. The 2035 Notes mature on March 1, 2035 and bear interest at a rate of 6.50% per year, payable quarterly on March 31, June 30, September 30 and December 31 of each year.
The use of borrowed funds, such as through the Facility, or the proceeds of notes or preferred stock to make investments has its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock. See “Risk Factors-Risks Related to Our Capital Structure and Leverage” for a discussion of the risks inherent to employing leverage.
Valuation Procedures
The most significant estimate inherent in the preparation of our financial statements likely will be the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There generally is no single method for determining fair value in good faith. As a result, determining fair value usually requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments we make. We fair value each individual investment on a monthly basis. In addition, in connection with our share repurchase program, our Board of Directors has adopted procedures pursuant to which our portfolio will be valued on or about the date of repurchases.
Our Board of Directors determines the value of our investment portfolio each quarter, after consideration of our audit committee’s recommendation of fair value. For non-quarter end months, we value the portfolio monthly pursuant to policies and procedures approved by our Board of Directors. Our Adviser will compile the relevant information, including a financial summary, covenant compliance review and recent trading activity in the security, if known. All available information, including non-binding indicative bids which may not be considered reliable, typically will be presented to our audit committee to consider in making its recommendation of fair value to our Board of Directors. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases our audit committee generally will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in making its recommendation of fair value to our Board of Directors. We may elect to engage third-party valuation firms to provide assistance to our audit committee and Board of Directors in valuing certain of our investments. Our audit committee expects to evaluate the impact of such additional information, and factor it into its consideration of fair value.
Competition
We compete for investments with other investment funds (including other equity and debt funds, mezzanine funds and business development companies), as well as traditional financial services companies such as commercial banks, investment banks, finance companies, insurance companies and other sources of funding. Additionally, because we believe competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including CLOs. As a result of these new entrants, competition for investment opportunities in CLOs may intensify. Many of these entities may have greater financial and managerial resources than we do. We believe we will be able to compete with these entities primarily on the basis of the experience and contacts of our Adviser, and our responsive and efficient investment analysis and decision-making processes.
Operations
Our day-to-day investment operations are managed by our Adviser. Our Adviser does not currently have employees, but has access to certain investment, finance, accounting, legal, and administrative personnel of Prospect Capital Management and Prospect Administration. In particular, certain personnel of Prospect Capital Management will be made available to our Adviser to assist it in managing our portfolio and operations, provided that they are supervised at all times by our Adviser.
In addition, we reimburse Prospect Administration for an allocable portion of expenses incurred by it in performing its obligations under our Administration Agreement, including a portion of the rent and the compensation of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel.
Facilities
We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 10 East 40th Street, 42nd Floor, New York, NY 10016, where we occupy office space pursuant to an Administration Agreement with Prospect Administration.
Legal Proceedings
Neither we nor our Adviser are currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against our Adviser.
From time to time, our Adviser, its affiliates or its professionals may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights with respect to our investments. While the outcome of such legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

MANAGEMENT
Pursuant to our charter and bylaws, our business and affairs are managed under the direction of our Board of Directors. The responsibilities of our Board of Directors include, among others, the oversight of our investment activities, the monthly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board of Directors currently has an audit committee and a nominating and corporate governance committee and may establish additional committees from time to time as necessary. Each director will serve until the expiration of such director’s term and until his or her successor is duly elected. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast generally in the election of directors.
Any vacancy on our Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy on our Board of Directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors.
Board of Directors and Executive Officers
Our Board of Directors consists of four members, three of whom are not “interested persons” of us or our Adviser as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Members of our Board of Directors have been divided into three staggered classes, with directors in each class elected to hold office for a term expiring at the annual meeting of our stockholders held in the third year following their election and until their successors are duly elected and qualify. The terms of the Class I directors, Class II directors and Class III directors will expire at the annual meeting of our stockholders held in 2022, 2023 and 2021, respectively, and in each case, those directors will serve until their successors are elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve for terms expiring at the annual meeting of our stockholders held in the third year following their election and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. As noted below, we have two directors who are designated as “preferred stock directors” who are elected exclusively by holders of our preferred stock, voting separately as a single class. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under section 402 of the Sarbanes-Oxley Act.
Directors
Information regarding our Board of Directors is set forth below. We have divided the directors into two groups— interested directors and independent directors. The address for each director is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
Interested Directors
The following directors are “interested persons” as defined in the 1940 Act.

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Directorships Held by Director During Past 5 Years
M. Grier Eliasek, 47	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since July 2012; Term expires 2021	President and Chief Operating Officer of our Adviser, President and Chief Operating Officer of Prospect Capital Corporation, Managing Director of Prospect Capital Management and Prospect Administration, and Chief Executive Officer and President of Prospect Flexible Income Fund, Inc. (formerly TP Flexible Income Fund, Inc. and Pathway Capital Opportunity Fund, Inc.)	3	Prospect Capital Corporation and Prospect Flexible Income Fund, Inc. (formerly TP Flexible Income Fund, Inc. and Pathway Capital Opportunity Fund, Inc.)

Independent Directors
The following directors are not “interested persons” as defined in the 1940 Act.

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Directorships Held by Director During Past 5 Years
William J. Gremp,(2) 78	Director	Class II Director since October 2012; Term expires 2023	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity, and corporate cash management with Merrill Lynch & Co. from 1999-present.	3	Prospect Capital Corporation and Prospect Flexible Income Fund, Inc. (formerly TP Flexible Income Fund, Inc. and Pathway Capital Opportunity Fund, Inc.)
Andrew C. Cooper,(2) 58	Director	Class III Director since October 2012; Term expires 2021	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates distributed combined heat and power co-generation solutions.	3	Prospect Capital Corporation and Prospect Flexible Income Fund, Inc. (formerly TP Flexible Income Fund, Inc. and Pathway Capital Opportunity Fund, Inc.)
Eugene S. Stark, 62	Director	Class I Director since October 2012; Term expires 2022	Principal Financial Officer, Chief Compliance Officer and Vice President— Administration of General American Investors Company, Inc., a registered closed-end fund, from May 2005 to present.	3	Prospect Capital Corporation and Prospect Flexible Income Fund, Inc. (formerly TP Flexible Income Fund, Inc. and Pathway Capital Opportunity Fund, Inc.)
(1) The Fund Complex consists of the Company, Prospect Capital Corporation and Prospect Flexible Income Fund, Inc. (formerly TP Flexible Income Fund, Inc. and Pathway Capital Opportunity Fund, Inc.).
(2) Designated as a preferred stock director.
Director Qualifications
Our Board of Directors believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow our Board of Directors to operate effectively in governing the Company and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by our Board of Directors.
M. Grier Eliasek
Mr. Eliasek has been the Chairman of our Board of Directors and our Chief Executive Officer and President since inception. Mr. Eliasek also currently serves as President and Chief Operating Officer of our Adviser, as a Managing Director of our Administrator, as President, Co-Founder and Chief Operating Officer of Prospect Capital Corporation, as President and Chief Operating Officer of Prospect Flexible Income Management, LLC and Chairman of the Board of Directors, Chief Executive Officer and President of Prospect Flexible Income Fund, Inc. (formerly TP Flexible Income Fund, Inc. and Pathway Capital Opportunity Fund, Inc.). He also serves on the Board of Directors for Prospect Capital Corporation and leads each of Prospect Capital Management’s investment committees in the origination, selection, monitoring and portfolio management of investments. Prior to joining Prospect Capital Management in 2004, Mr. Eliasek served as a Managing Director with Prospect Street Ventures, an investment management firm which, together with its predecessors, invested in various investment strategies through publicly traded closed-end funds and private limited partnerships. Prior to joining Prospect Street Ventures, Mr. Eliasek served as a consultant with Bain & Company, a global strategy consulting firm. Mr. Eliasek received his MBA from Harvard Business School and his Bachelor of Science degree in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.
Mr. Eliasek brings to our Board of Directors business leadership and experience and knowledge of Target Securities, other debt, private equity and venture capital investments and, as well, a knowledge of diverse management practices. His depth of experience in managerial positions in investment management, securities research and financial services, as well as his extensive knowledge of our business and operations, provides our Board of Directors valuable industry-specific knowledge and expertise on these and other matters. Mr. Eliasek’s service as Chairman of the Board of Directors, Chief Executive Officer and President of the Company, as Chief Operating Officer and President of our Adviser and as a Managing Director of Prospect Capital Management and Prospect Administration provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.
Andrew C. Cooper
Mr. Cooper’s over 30 years of experience in venture capital management, venture capital investing and investment banking provides our Board of Directors with a wealth of leadership, business investing and financial experience. Mr. Cooper’s experience as the co-founder, Co-CEO, and director of Unison Energy, a co-generation company that engineers, installs, owns, and operates cogeneration facilities as well as the former co-CEO of Unison Site Management LLC, a leading cellular site owner with over 4,000 cell sites under management, and as co-founder, former CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and business management. Further, Mr.
Cooper’s time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies Weblink Wireless, Aquatic Energy and the Madison Square Boys and Girls Club of New York provides the Board with a wealth of experience and an in- depth understanding of management practices. Mr. Cooper’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, the Adviser and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.
William J. Gremp
Mr. Gremp brings to our Board of Directors a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, the Adviser and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.
Eugene S. Stark
Mr. Stark brings to our Board of Directors over 20 years of experience in directing the financial and administrative functions of investment management organizations. Our Board of Directors benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark’s position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide our Board of Directors with added insight into the management practices of other financial companies. From January to April of 2005,
Mr. Stark was the Chief Financial Officer of Prospect Capital Corporation, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund
Treasurer of Prudential Mutual Funds, four years as Senior Vice President of Finance of Prudential Investments, and two years as Senior Vice President of Finance of Prudential Annuities. Mr. Stark is also a Certified Public Accountant (inactive status). Mr. Stark’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, the Adviser and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.
Information about Executive Officers Who are Not Directors

Ms. Van Dask has 17 years of experience in finance, accounting, and financial reporting, including with business development company, closed-end fund, securitization, corporate, private partnership, and other structures. Prior to joining the accounting department of Prospect Administration LLC, Ms. Van Dask served in the Structured Finance Division of GSC Group LLC, a registered investment adviser specializing in credit-based alternative investment strategies. Ms. Van Dask was an Accounting Manager responsible for the accounting and financial reporting of private equity and hedge funds invested in a diverse series of leveraged structured credit instruments. From 2002 to 2007, Ms. Van Dask held various positions within the Assurance practice of Ernst & Young LLP, working on a variety of privately held and publicly traded clients, private equity funds, management companies, and investment advisory partnerships. She was responsible for the supervision of financial statement audits for funds with portfolios ranging up to $10 billion and a publicly traded company with manufacturing revenues of over $8 billion. In 2001, Ms. Van Dask began her public accounting career at Arthur Andersen LLP. Ms. Van Dask holds a BS magna cum laude from Towson University and is a Certified Public Accountant in the state of New York.
The address for our executive officers is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Van Dask, 41	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018	Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Company since April 2018. Ms. Van Dask previously served as controller at Prospect Administration LLC. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of our Adviser, Prospect Flexible Income Management, LLC, Prospect Flexible Income Fund, Inc. (formerly TP Flexible Income Fund, Inc. and Pathway Capital Opportunity Fund, Inc.) and Prospect Capital Corporation.
Director Independence
Our Board of Directors annually determines each director’s independence. We do not consider a director independent unless our Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.
In order to evaluate the materiality of any such relationship, our Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director, shall be considered to be independent if he or she is not an “interested person” of us, as defined in Section 2(a)(19) of the 1940 Act.
Our Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Mr. Eliasek, as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser.
Board Leadership Structure
Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and our services and expenses and performance of our service providers. Among other things, our Board of Directors approves the appointment of our investment adviser and executive officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.
Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of our Board of Directors and to perform such other duties as may be assigned to him by our Board of Directors. We do not have a fixed policy as to whether the Chairman of our Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of us and our stockholders at such times.
Presently, Mr. Eliasek serves as the Chairman of our Board of Directors. Mr. Eliasek is an “interested person” of us as described above. We believe that Mr. Eliasek’s history with us, familiarity with our investment platform, and extensive knowledge of the financial services industry, and the investment valuation process, in particular, qualify him to serve as the Chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Eliasek’s relationship with our Adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, helping these groups act with a common purpose.
Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of our Board of Directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We re- examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
Board’s Role in Risk Oversight
Our Board of Directors performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.
As described below in more detail under “Committees of the Board of Directors,” our audit committee and our nominating and corporate governance committee assist our Board of Directors in fulfilling its risk oversight responsibilities. Our audit committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our investments, overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. Our nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to our Board of Directors a set of corporate governance principles and overseeing the evaluation of our Board of Directors and our management.
Our Board of Directors also performs its risk oversight responsibilities with the assistance of our chief compliance officer. Our Board of Directors annually reviews a written report from our chief compliance officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. Our chief compliance officer’s annual report addresses at a minimum (i) the operation of our compliance policies and procedures and our service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of our chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which our Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, our chief compliance officer meets separately in executive session with the independent directors at least quarterly.
We believe that our Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a registered closed-end management investment company. As a registered closed-end management investment company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 300% immediately after each time we incur indebtedness and we are limited in our ability to invest in any company in which one of our affiliates currently has an investment.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We will re- examine the manner in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.
Committees of our Board of Directors
Our Board of Directors has the following committees:
Audit Committee
Our audit committee is responsible for establishing guidelines and making recommendations to our Board of Directors regarding our quarterly valuation review; selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants; approving professional services provided by our independent accountants (including compensation therefore); reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of our audit committee are Messrs. Cooper, Gremp and Stark, all of whom are independent. Mr. Stark serves as the Chairman of our audit committee and our Board of Directors has determined that Mr. Stark is an “audit committee financial expert” as defined under SEC rules. Our audit committee met 6 times during the fiscal year ended June 30, 2020.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on our Board of Directors or a committee thereof, develops and recommends to our Board of Directors a set of corporate governance principles and oversees the evaluation of our Board of Directors and our management. The committee is composed of Messrs. Cooper, Gremp and Stark. Mr. Gremp serves as Chairman of our nominating and corporate governance committee.

Our nominating and corporate governance committee does not currently have a written policy with regard to nominees recommended by our stockholders. The absence of such a policy does not mean, however, that a stockholder recommendation will not be considered if one is received.
Our nominating and corporate governance committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of our securities owned, if any; and, a written consent of the individual to stand for election if nominated by our Board of Directors and to serve if elected by our stockholders.
In evaluating director nominees, the members of our nominating and corporate governance committee consider the following factors:
•the appropriate size and composition of our Board of Directors;
•whether or not the person is an “interested person” with respect to us as defined in Section 2(a)(19) of the 1940 Act;
•our needs with respect to the particular talents and experience of its directors;
•the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board of Directors;
•familiarity with national and international business matters;
•experience with accounting rules and practices;
•appreciation of the relationship of our business to the changing needs of society;
•the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and
•all applicable laws, rules, regulations, and listing standards.
Our nominating and corporate governance committee’s goal is to assemble a Board of Directors that brings to us a variety of perspectives and skills derived from high quality business and professional experience.
Other than the foregoing there are no stated minimum criteria for director nominees, although the members of our nominating and corporate governance committee may consider such other factors as they may deem are in the best interests of us and our stockholders. Our nominating and corporate governance committee also believes it appropriate for certain key members of our management to participate as members of our Board of Directors.
The members of our nominating and corporate governance committee identify nominees by first evaluating the current members of our Board of Directors willing to continue in service. Current members of our Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board of Directors with that of obtaining a new perspective. If any member of our Board of Directors does not wish to continue in service or if our Board of Directors decides not to re-nominate a member for re-election, the independent members of our Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. Our Board of Directors and our nominating and corporate governance committee has not engaged any third parties to identify or evaluate or assist in identifying potential nominees, although each reserves the right in the future to retain a third party search firm, if necessary.
Our nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, our nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of our Board of Directors as a whole. Our nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board of Directors, when identifying and recommending director nominees. Our nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with our nominating and corporate governance committee’s goal of creating a Board of Directors that best serves our needs and the interest of our stockholders. Our nominating and corporate governance committee met 1 time during the fiscal year ended June 30, 2020.

Compensation of Directors
Our directors who do not also serve in an executive officer capacity for us or our Adviser are entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors are Messrs. Cooper, Gremp and Stark. The directors began receiving compensation on September 9, 2015, when the Company reached $100,000,000 of net asset value. Prior to that time, the directors were not compensated. Amounts payable under the arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 million - $100 million	$—
$100 million - $300 million	$35,000
$300 million - $500 million	$50,000
$500 million - $1 billion	$75,000
>$1 billion	$100,000
The following table sets forth compensation of our directors for the year ended June 30, 2020:

Name	Fees Earned(1)	All Other Compensation(2) Total		Total Compensation in Fund Complex
Interested Directors
M. Grier Eliasek	$ —	$ —	$ —
Independent Directors
Andrew C. Cooper	50,000	—	50,000	200,000
William J. Gremp	50,000	—	50,000	200,000
Eugene S. Stark	50,000	—	50,000	200,000
Total director compensation			$ 150,000	$ 600,000
(1) For a discussion of the independent directors’ compensation, see below.
(2) We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.
We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.
Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect Capital Management or Prospect Administration or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement or Administration Agreement. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement.
The Investment Advisory Agreement provides that our Adviser and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by our Adviser or such other person, and our Adviser and such other person shall be held harmless for any loss or liability suffered by us, if (i) our Adviser has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) our Adviser or such other person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by our Adviser or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold our Adviser or such other person harmless is only recoverable out of our net assets and not from our stockholders.

Control Persons
Following the completion of this offering, the share ownership position in us of our Adviser is expected to represent less than 1% of our outstanding common stock.

PORTFOLIO MANAGEMENT
The management of our investment portfolio is the responsibility of our Adviser and its professionals, which currently includes John F. Barry III, Chief Executive Officer of our Adviser, M. Grier Eliasek, President and Chief Operating Officer of our Adviser and our Chief Executive Officer and President, and Kristin Van Dask, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of our Adviser and our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, as well as John W. Kneisley, and Colin McGinnis. For more information regarding the business experience of Ms. Van Dask and Mr. Eliasek, see “Management—Board of Directors and Executive Officers,” and of
Messrs. Barry, Mehta, Kneisley and McGinnis, see “—Investment Personnel” below. For information regarding our securities owned by our Adviser’s professionals, see “Control Persons and Principal Stockholders” in the SAI. Our Adviser’s professionals are not employed by us, and will receive no compensation from us in connection with their portfolio management activities.
Our executive officers, certain of our directors and certain finance professionals of our Adviser are also officers, directors, managers, and/or key professionals of other Prospect Capital Management, Prospect Administration and Prospect Capital Corporation. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of Prospect Capital Management may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, Prospect Capital Management may grant equity interests in our Adviser to certain management personnel performing services for our Adviser.
Set forth below is additional information regarding additional entities that are managed by the professionals of our Adviser:

Name	Entity	Investment Focus	Gross Assets(1)
Prospect Capital Corporation	Business Development Company	Investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of a broad portfolio of U.S. companies.	$[ ]
Prospect Flexible Income Fund, Inc.	Business Development Company	Investments in syndicated senior second lien loans and, to a lesser extent, subordinated debt.	$[ ]

(1)    Gross assets are calculated as of [ ], 2021.

Investment Personnel
Ms. Van Dask and Messrs. Barry and Eliasek are assisted by John W. Kneisley and Colin McGinnis who serve as Managing Director and Principal respectively, for our Adviser.
Information regarding Messrs. Barry, Kneisley and McGinnis is set forth below.
John F. Barry III is the Chief Executive Officer of our Adviser with over 35 years of experience as a lawyer, investment banker, venture capitalist and private equity investor, and his service on various boards of directors. In addition to overseeing the Adviser and Prospect Capital Corporation, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Mr. Barry managed the Corporate Finance Department of L.F. Rothschild & Company from 1988 to 1989, focusing on private equity and debt financing for energy and other companies, and was a founding member of the project finance group at Merrill Lynch & Co. The Company also benefits from Mr. Barry’s experience prior to Merrill Lynch working as a corporate securities lawyer from 1979 to 1983 at Davis Polk & Wardwell, advising energy and finance companies and their commercial and investment bankers. Prior to Davis Polk & Wardwell, Mr. Barry served as Law Clerk to Judge J. Edward Lumbard, formerly Chief Judge of the United States Court of Appeals for the Second Circuit. Mr. Barry’s service as Chief Executive Officer of our Adviser, as Chairman and Chief Executive Officer of Prospect Capital Corporation, as President and Secretary of Prospect Capital Management and as President, Secretary and Managing Director of Prospect Administration provides him with a continuously updated understanding of investment companies, their operations, and the business and regulatory issues facing the Company. Mr. Barry earned his J.D. cum laude from Harvard Law School, where he was an officer of the Harvard Law Review, and his Bachelor of Arts magna cum laude from Princeton University, where he was a University Scholar.
John W. Kneisley is a Managing Director of our Adviser with 29 years of finance industry experience. Mr. Kneisley is part of the senior management team overseeing investment approval, portfolio management, growth initiatives, and other management functions. Mr. Kneisley serves a similar role at Prospect Capital Management. From 2006 to 2011, Mr. Kneisley was a senior member of the private investment group at Silver Point Capital, a credit-oriented hedge fund. At Silver Point Capital, Mr. Kneisley was responsible for portfolio management, origination, and execution of Senior Secured Loans and certain control investments. Mr. Kneisley also managed Silver Point’s five CLOs. From 1991 through 2006, Mr. Kneisley worked at Goldman, Sachs & Co., most recently as a Managing Director in the Leveraged Finance group where he was responsible for originating, structuring and executing Senior Secured Loans, high yield bonds, bridge loans and acquisition financings for corporate and sponsor clients. Mr. Kneisley holds a BA summa cum laude from DePauw University, where he was a member of Phi Beta Kappa.
Colin McGinnis is a Principal of our Adviser with 14 years of finance industry experience. Mr. McGinnis is responsible for originating, executing, and managing our investments in CLOs and, along with Mr. Mehta, manages our relationships with CLO collateral managers and CLO underwriters. Mr. McGinnis serves a similar role at Prospect Capital Management where he assists in originating, executing and managing investments in a variety of industries, including investments in CLOs. From 2011 to 2012, Mr. McGinnis worked as an Associate at Credit Suisse, where he originated and executed leveraged finance, IPO and M&A transactions. From 2005 to 2009, Mr. McGinnis worked as a Credit Analyst and Associate at Barclays Capital, where he underwrote, invested in and restructured CDO and CLO, leveraged finance and commercial real estate transactions for corporations and financial sponsors. He also managed a portfolio of performing and non-performing loans financed through total return swaps with hedge fund counterparts. Mr. McGinnis holds an MBA with honors and a BS in Economics, magna cum laude from the Wharton School of the University of Pennsylvania. He also holds the CFA designation.

INVESTMENT ADVISORY AGREEMENT
Overview of Our Adviser
Management Services and Responsibilities
Priority Senior Secured Income Management, LLC has registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the Investment Advisory Agreement in accordance with the 1940 Act. Subject to the overall supervision of our Board of Directors, our Adviser oversees our day-to-day operations and provides us with investment advisory services. Under the terms of the Investment Advisory Agreement, our Adviser:
•    determines the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•    determines what securities we will purchase, retain or sell;
•    identifies, evaluates, negotiates and structures the investments we make; and
•    executes, monitors and services the investments we make.
Our Adviser’s services under the Investment Advisory Agreement may not be exclusive, and our Adviser is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, certain personnel of Prospect Capital Management will be made available to our Adviser to assist it in managing our portfolio and operations, provided that they are supervised at all times by our Adviser’s management team.
On May 30, 2019, the Company held a special meeting of stockholders at which stockholders voted to approve a new investment advisory agreement with the Adviser that is identical in all respects except for the date of effectiveness and the term to the Company’s investment advisory agreement with the Adviser, dated May 9, 2013 (the “Prior Investment Advisory Agreement”). The Prior Investment Advisory Agreement had terminated as a result of a technical “change in control” and “assignment” as such terms are defined under the Prior Investment Advisory Agreement. The Investment Advisory Agreement has an initial two year term, after which it will remain in effect year-to-year if approved annually by the Company’s Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons.
Advisory Fees
We pay our Adviser a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to our Adviser and any incentive fees it earns will ultimately be borne by our common stockholders.
Base Management Fee. The base management fee is calculated at an annual rate of 2.0% of our total assets. The base management fee is payable quarterly in arrears and is calculated based on the average value of our total assets as of the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of our Adviser. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as our Adviser shall determine. The base management fee for any partial month or quarter will be appropriately prorated.
Under the Investment Advisory Agreement, our Adviser is entitled to receive reimbursement from us of organization and offering expenses it has paid on our behalf in an amount of up to 5.0% of the aggregate gross proceeds of the offering of our securities until all of the organization and offering expenses incurred and/or paid by our Adviser have been recovered. On January 8, 2014, our Adviser agreed to reduce such reimbursement and accept a maximum of 2.0% of the aggregate gross proceeds of the offering of our securities until all of the organization and offering expenses incurred and/or paid by the Adviser have been recovered. The Adviser will not recoup all of the organization and offering expenses it has paid on our behalf if we do not raise a sufficient amount of capital.
Subordinated Incentive Fee. The subordinated incentive fee, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly fixed preferred return to investors, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, of 1.5% (6.0% annualized), subject to a “catch up” feature. For purposes of this fee “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement and Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the subordinated incentive fee on income). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:
•No incentive fee is payable to our Adviser in any calendar quarter in which our pre-incentive fee net investment income does not exceed the fixed preferred return rate of 1.5%, or the fixed preferred return.
•100% of our pre-incentive fee net investment income, if any, that exceeds the fixed preferred return but is less than or equal to 1.875% in any calendar quarter (7.5% annualized) is payable to our Adviser. We refer to this portion of our pre-incentive fee net investment income (which exceeds the fixed preferred return but is less than or equal to 1.875%) as the “catch-up.” The “catch-up” provision is intended to provide our Adviser with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 1.875% in any calendar quarter.
•20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter (7.5% annualized) is payable to our Adviser once the fixed preferred return is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to our Adviser).
The following is a graphical representation of the calculation of the subordinated incentive fee on income:
Quarterly Subordinated Incentive Fee on Income Pre-incentive fee net investment income
(expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter)

Percentage of pre-incentive fee net investment income allocated to incentive fee
These calculations will be appropriately prorated for any period of less than three months.
Example: Subordinated Incentive Fee on Income for Each Calendar Quarter
Scenario 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.25% Fixed preferred return(1) = 1.5%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income - (base management fee + other expenses)) = 0.55%
Pre-incentive fee net investment income does not exceed the fixed preferred return rate, therefore there is no subordinated incentive fee on income payable.
Scenario 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.525% Fixed preferred return(1) = 1.5%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income - (base management fee + other expenses)) = 1.825%
Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

= 100% × (1.825% - 1.5%)
= 0.325%
Pre-incentive fee net investment income exceeds the fixed preferred return rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.325%.
Scenario 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.5% Fixed preferred return(1) = 1.5%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income - (base management fee + other expenses)) = 2.8%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income - 1.875))

Catch up = 1.875% - 1.5%
= 0.375%

Subordinated incentive fee on income = (100% × 0.375%) + (20.0% × (2.8% - 1.875%))

= 0.375% + (20% × 0.925%)
= 0.375% + 0.185%
= 0.56%
Pre-incentive fee net investment income exceeds the fixed preferred return and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.56%.
(1)Represents 6.0% annualized fixed preferred return.
(2)Represents 2.0% annualized base management fee on average total assets.
(3)Excludes organizational and offering expenses.
(4)The “catch-up” provision is intended to provide our Adviser with an incentive fee of 20.0% on all pre-incentive fee net investment income when our net investment income exceeds 1.875% in any calendar quarter.
•The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

The amount of advisory fees paid to our Adviser over the last three fiscal years is set forth below.

June 30, 2018	June 30, 2019	June 30, 2020
$15,649,618	$19,530,119	$23,000,419

Payment of Our Expenses
Our primary operating expenses will be the payment of advisory fees and other expenses under the Investment Advisory Agreement, Administration Agreement, and other expenses necessary for our operations. Our investment advisory fee will compensate our Adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:
◦corporate and organizational expenses relating to offerings of our common stock and other securities, subject to limitations included in the Investment Advisory Agreement;
◦the cost of calculating our net asset value, including the cost of any third-party valuation services;
◦the cost of effecting sales and repurchases of our common shares and other securities;

◦investment advisory fees and other expenses under the Investment Advisory Agreement, including routine non- compensation overhead expenses of our Adviser (up to a maximum of 0.0625% of our total assets per quarter, or 0.25% per year, payable quarterly in arrears and based on the average value of our total assets as of the end of the two most recently completed calendar quarters);
◦fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;
◦transfer agent and custodial fees;
◦fees and expenses associated with marketing efforts;
◦federal and state registration fees, and costs related to listing our securities on any securities exchange;
◦federal, state and local taxes;
◦independent directors’ fees and expenses;
◦costs of proxy statements, stockholders’ reports and notices;
◦fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;
◦direct costs such as printing, mailing, long distance telephone and staff;
◦fees and expenses associated with accounting, independent audits and outside legal costs;
◦costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal securities laws, including compliance with the Sarbanes-Oxley Act;
◦brokerage commissions for the purchase and sale of our investments; and
◦all other expenses incurred by Prospect Administration or us in connection with administering our business, including expenses incurred by Prospect Administration in performing administrative services for us, and the reimbursement of the compensation of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the Administration Agreement.
Duration and Termination
Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was executed and will remain in effect from year-to-year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the Investment Advisory Agreement.
The Investment Advisory Agreement provides that we may terminate the agreement without penalty upon 60 days written notice to our Adviser. If our Adviser wishes to voluntarily terminate the Investment Advisory Agreement, it must give stockholders a minimum of 60 days’ notice prior to termination and must pay all expenses associated with its termination. The Investment Advisory Agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.
Without the vote of a majority of our outstanding voting securities, our Investment Advisory Agreement may not be amended in a manner economically material to our stockholders. In addition, should we or our Adviser elect to terminate the Investment Advisory Agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding shares, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act for a time period not to exceed 150 days following the date on which the previous contract terminates.
Indemnification
The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of its services under the Investment Advisory Agreement or otherwise as our investment adviser.

Organization of Our Adviser
Our Adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act.

The principal address of our Adviser is Priority Senior Secured Income Management, LLC, 10 East 40th Street, 42nd Floor, New York, New York 10016.
Board Approval of the Investment Advisory Agreement
A discussion regarding the basis for our Board of Directors’ approval of our Investment Advisory Agreement is included in our annual report on Form N-CSR for the fiscal year ended June 30, 2019.

ADMINISTRATION AGREEMENT
We have also entered into an Administration Agreement with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel. Under the Administration Agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs or oversees the performance of our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. After identifying those whole and partial portions of its internal and external costs and expenses incurred by Prospect Administration to provide administrative services to us (e.g., personnel (compensation and overhead), infrastructure, vendors, etc.) and that are reimbursable under the Administration Agreement, Prospect Administration allocates to us all such costs and expenses not previously reimbursed to Prospect Administration by us. Our payments to Prospect Administration for these allocated costs and expenses are periodically reviewed by our Board of Directors, which oversees the allocation of the foregoing costs and expenses. After identifying those whole and partial portions of its internal and external costs and expenses incurred by Prospect Administration to provide administrative services to us (e.g., personnel (compensation and overhead), infrastructure, vendors, etc.) and that are reimbursable under the Administration Agreement, Prospect Administration allocates to us all such costs and expenses not previously reimbursed to Prospect Administration by us. Our payments to Prospect Administration for these allocated costs and expenses are periodically reviewed by our Board of Directors, which oversees the allocation of the foregoing costs and expenses. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is an affiliate of Prospect Capital Management and our Adviser.
Indemnification
The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as our administrator.

DESCRIPTION OF OUR CAPITAL STOCK

The following describes the material terms of our stock under Maryland General Corporation Law and our charter and bylaws. We refer you to the Maryland General Corporation Law and our charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.
Stock
Our authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, 40,000,000 of which are classified as Preferred Stock, par value $0.01 per share, and 160,000,000 of which are classified as common stock, 140,000,000 of which are designated as Class R shares, 10,000,000 of which are designated as Class RIA shares and 10,000,000 of which are designated as Class I shares.
There is currently no market for our common shares, and we do not expect that a market for our shares will develop in the foreseeable future, if ever. No shares have been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.
Set forth below is a chart describing the classes of our securities outstanding as of September 30, 2020:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column(3)
Class R Common Stock	140,000,000	—	32,357,365
Class RIA Common Stock	10,000,000	—	713,274
Class I Common Stock	10,000,000	—	724,544
Preferred Stock	40,000,000	—	7,394,123

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that our Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
Common Stock
All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion, redemption or appraisal rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

We sell our shares of common stock with differing up-front sales loads. For example, holders will either pay (i) selling commissions and Underwriter fees, (ii) Underwriter fees, but no selling commissions or (iii) no selling commissions or Underwriter fees. However, regardless of the sales load paid, each share of our common stock will have identical rights with respect to voting and distributions, and will likewise bear its own pro rata portion of our expenses and have the same net asset value as each other share of our common stock. Shares available to the general public are charged selling commissions and Underwriter fees and are referred to as our “Class R Shares.” Shares available to accounts managed by certain registered investment advisers and broker-dealers that are managing wrap or other fee-based accounts are charged Underwriter fees but no selling commissions and are referred to as our “Class RIA Shares.” Shares available for purchase (1) through certain fee- based programs, also known as wrap accounts, of investment dealers, (2) through certain participating broker-dealers that have alternative fee arrangements with their clients, (3) through certain registered investment advisers, (4) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers, such as an endowment, foundation, or pension fund, or (5) to other institutional investors are charged no selling commissions or dealer manager fees and are referred to as our “Class I Shares.” Although we use “Class” designations to indicate our differing sales load structures, the Company does not operate as a multi-class fund. Before making your investment decision, please consult with your financial advisor regarding your account type and the classes of shares you may be eligible to purchase.
Preferred Stock
Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.
Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws
The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors
Our Board of Directors is divided into three classes of directors serving staggered terms. The terms of the Class I directors, Class II directors and Class III directors will expire at the annual meeting of stockholders in 2022, 2023, and 2021 respectively, and in each case, those directors will serve until their successors are elected and qualify. Directors of each class are elected to serve for terms expiring at the annual meeting of our stockholders held in the third year following their election and until their successors are duly elected and qualify, and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our charter and bylaws provide that each director shall be elected by the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors. Pursuant to our charter our Board of Directors may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors will be set only by our Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eight. Any vacancy on our Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy on our Board of Directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors.
Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.
Action by Stockholders
Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by our Board of Directors or (3) by a stockholder who was a stockholder of record at the record date for the meeting, at the time of giving the notice required by our bylaws and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting or (2) provided that the special meeting was called for the purpose of electing directors, by a stockholder who was a stockholder of record at the record date for the meeting, at the time of giving the notice required by our bylaws and at the time of the special meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Per the requirements set forth in Rule 14a-8 under the Exchange Act and our bylaws, a stockholder who intends to present a proposal at our annual meeting of stockholders must submit the proposal in writing to our Secretary not earlier than the 150th day nor later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of our annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day nor later than the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by our Board of Directors, the chairman of the board and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, convert, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the corporation’s Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, our charter provides that the following matters require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter:
•any amendment to the provisions of the charter relating to the classification of our Board of Directors, the power of our Board of Directors to fix the number of directors, and the vote required to elect or remove a director;
•any charter amendment that would convert the Company from a closed-end company to an open-end company or make our common stock a redeemable security (within the meaning of the 1940 Act);
•the liquidation or dissolution of the Company or any charter amendment to effect the liquidation or dissolution of the Company;
•any merger, consolidation, share exchange or sale or exchange of all or substantially all of our assets that the Maryland General Corporation Law requires be approved by our stockholders;

•any transaction between the Company, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of directors generally, or any affiliate of such a person, group or member of such a group (collectively “Transacting Persons”), on the other hand; or
•any amendment to the provisions of the charter relating to the foregoing requirements.
However, if such amendment, proposal or transaction is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), the amendment, proposal or transaction may be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction; provided further that any transaction related to Transacting Persons that would not otherwise require stockholder approval under the Maryland General Corporation Law would not require further stockholder approval (unless another provision of our charter or bylaws requires such approval) if approved by at least two-thirds of our continuing directors. In any event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be a registered management investment company would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on our Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.
Our charter and bylaws provide that our Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
As permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our Board of Directors shall determine such rights apply.
Control Share Acquisitions
The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, or the “Control Share Act.” Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•one-tenth or more but less than one-third;
•one-third or more but less than a majority; or
•a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel our Board of Directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. The Control Share Act does not apply to a registered closed-end investment company, such as the Company, unless the board of directors adopts a resolution to be subject to the Act. Our Board has not adopted such a resolution and our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will adopt a resolution and amend our bylaws to be subject to the Control Share Act only if our Board of Directors determines that it would be in our best interests.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, or the “Business Combination Act.” These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.
A person is not an interested stockholder under this statute if our Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, our Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by our Board of Directors.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by our Board of Directors of the corporation and approved by the affirmative vote of at least:
•80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by our Board of Directors before the time that the interested stockholder becomes an interested stockholder. The Business Combination Act does not apply to a registered closed-end investment company, such as the Company, unless the board of directors adopts a resolution to be subject to the Act. Our Board has not adopted such a resolution and our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if our Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act.
Exclusive Forum
Our bylaws provide that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (i) any action asserting a claim of breach of a duty owed by any director, officer or other agent of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL, Maryland statutory or common law, the Charter or bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the Circuit Court for Baltimore City, Maryland (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division). In the event that any action or proceeding described in the preceding sentence is pending in the Circuit Court for Baltimore City, Maryland, all parties shall cooperate in seeking to have the action or proceeding assigned to the Business & Technology Case Management Program. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Company, with postage thereon prepaid.
Conflict with 1940 Act
Our bylaws provide that if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Reports to Stockholders
We file periodic reports, proxy statements and other information with the SEC. This information will be available on the SEC’s website at www.sec.gov. This information will also be available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, New York, 10016, or by telephone at (212) 448-0702 or on our website at www.priorityincomefund.com (which is not intended to be an active hyperlink). These reports should not be considered a part of or as incorporated by reference into this prospectus, or the registration statement of which this prospectus is a part.
Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, periodic reports and other information, or “documents,” electronically by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e- mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a general summary of certain U.S. federal income tax considerations generally applicable to the purchase, ownership and disposition of the Notes. This discussion is based upon the Code, Treasury Regulations and judicial decisions and administrative interpretations thereof, all as of the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. No ruling from the Internal Revenue Service (“IRS”) has been or will be sought regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.
This discussion applies only to a holder of the Notes that acquires the Notes for cash pursuant to this offering at the initial offering price and who holds the Notes as a capital asset (generally, property held for investment) under the Code. This discussion does not address any U.S. federal estate or gift tax consequences or any state, local or non-U.S. tax consequences. In addition, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to investors in light of their particular circumstances, or to investors subject to special treatment under U.S. federal income tax law, including, but not limited to:
•banks, insurance companies or other financial institutions;
•pension plans or trusts;
•U.S. Noteholders (as defined below) whose functional currency is not the U.S. dollar;
•real estate investment trusts;
•regulated investment companies;
•persons subject to the alternative minimum tax;
•cooperatives;
•tax-exempt organizations;
•dealers in securities;
•expatriates;
•foreign persons or entities (except to the extent set forth below);
•persons deemed to sell the Notes under the constructive sale provisions of the Code;
•persons that hold the Notes as part of a straddle, hedge, conversion transaction or other integrated investment; or
•persons subject to the special tax accounting rules under Section 451(b) of the Code..

In addition, this summary only addresses U.S. federal income tax consequences, and, except as otherwise noted below, does not address any U.S. state or local or non-U.S. tax consequences. If you are considering purchasing the Notes, you should consult your own tax advisor concerning the application of the U.S. federal tax laws to you in light of your particular situation, as well as any consequences to you of purchasing, owning and disposing of the Notes under the laws of any other taxing jurisdiction.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is an owner of the Notes, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partners in a partnership that owns the Notes should consult their tax advisors as to the particular U.S. federal income tax consequences applicable to them.
We encourage investors to consult their tax advisors regarding the specific consequences of an investment in the Notes, including tax reporting requirements, the applicability of U.S. federal, state, local and non-U.S. tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Consequences to U.S. Noteholders
The following is a general summary of U.S. federal income tax consequences generally applicable to you if you are a U.S. Noteholder. U.S. federal income tax consequences generally applicable to non-U.S. Noteholders are described under “Consequences to non-U.S. Noteholders” below. For purposes of this summary, the term “U.S. Noteholder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the U.S., (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized under the laws of the U.S., any State thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust (A) if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (B) that has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes.
Interest on the Notes
Interest on the Notes will be taxable to a U.S. Noteholder as ordinary interest income at the time such Noteholder receives or accrues such amounts, in accordance with its regular method of accounting.
Sale, exchange, redemption or other taxable disposition of the Notes

Upon the sale, exchange, redemption or other taxable disposition of a Note, a U.S. Noteholder generally will recognize taxable capital gain or loss equal to the difference, if any, between the amount realized and the U.S. Noteholder’s adjusted tax basis in the Note at the time of such disposition. Such gain or loss will be long-term capital gain or loss if the U.S. Noteholder’s holding period with respect to the Note disposed of is more than one year. To the extent that amounts received are attributable to accrued but unpaid interest that the U.S. Noteholder has not yet included in income, such interest will not be taken into account in determining gain or loss, but will instead be taxable as ordinary interest income. A U.S. Noteholder’s adjusted tax basis in a Note generally will equal the U.S. Noteholder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by certain non-corporate U.S. Noteholders (including individuals) generally are eligible for reduced rates of taxation. The distinction between capital gain or loss and ordinary income or loss is also important in other contexts; for example, for purposes of the limitations on a U.S. Noteholder’s ability to offset capital losses against ordinary income.
Information reporting and backup withholding
Interest on, or the proceeds of the sale or other disposition of, a Note are generally subject to information reporting unless the U.S. Noteholder is an exempt recipient (such as a corporation). Such payments, along with principal payments on the Note, may also be subject to U.S. federal backup withholding at the applicable rate if the recipient of such payment fails to supply a taxpayer identification number, certified under penalties of perjury, as well as certain other information or otherwise fails to establish an exemption from backup withholding. Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against that U.S. Noteholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.
Medicare tax
Certain U.S. Noteholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes interest on the Notes and capital gains from the sale or other disposition of the Notes.
Consequences to non-U.S. Noteholders
The following is a general summary of U.S. federal income tax consequences generally applicable to you if you are a non-U.S. Noteholder. A beneficial owner of a Note that is not a partnership for U.S. federal income tax purposes or a U.S. Noteholder is referred to herein as a “non-U.S. Noteholder.”
Interest on the Notes

Subject to the discussion below under the heading “Other withholding rules,” interest paid or accrued to a non-U.S. Noteholder generally will not be subject to U.S. federal income or withholding tax if the interest is not effectively connected with its conduct of a trade or business within the United States, and the non-U.S. Noteholder:
•does not own, actually or constructively, 10% or more of the total combined voting power of all classes of our stock entitled to vote;

•is not a “controlled foreign corporation” with respect to which we are, directly or indirectly, a “related person”;

•is not a bank whose receipt of interest on the Notes is described in section 881(c)(3)(A) of the Code; and

•prior to the payment of interest, provides its name and address, and certifies, under penalties of perjury, that it is not a U.S. person (on a properly executed IRS Form W-8BEN or W-8BEN-E or other applicable form), or holds the Notes through certain foreign intermediaries and satisfies the certification requirements of applicable Treasury Regulations.

If a non-U.S. Noteholder does not qualify for an exemption under these rules, interest income from the Notes may be subject to withholding tax at the rate of 30% (or lower applicable treaty rate). Interest effectively connected with a non-U.S. Noteholder’s conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, which is attributable to a United States permanent establishment), however, would not be subject to a 30% withholding tax so long as the non-U.S. Noteholder, prior to the payment of interest, provides us or our paying agent with an adequate certification (currently on IRS Form W-8ECI); such payments of interest generally would be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if a non-U.S. Noteholder is a foreign corporation and the interest is effectively connected with its conduct of a U.S. trade or business, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. To claim the benefit of a tax treaty, a non-U.S. Noteholder must, prior to the payment of interest, provide a properly executed IRS Form W-8BEN or W-8BEN-E (or other applicable form) to us or our paying agent before the payment of interest and may be required to obtain a U.S. taxpayer identification number and provide documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.
Sale, exchange, redemption or other taxable disposition of the Notes
Subject to the discussion below under the heading “Other withholding rules,” any gain recognized by a non-U.S. Noteholder on the sale, exchange, redemption or other taxable disposition of the Notes (except with respect to accrued and unpaid interest, which would be taxed as described under “Consequences to Non-U.S. Noteholders—Interest on the Notes” above) generally will not be subject to U.S. federal income tax unless:
•the non-U.S. Noteholder’s gain is effectively connected with its conduct of a U.S. trade or business (and, if required under an applicable income tax treaty, is attributable to a United States permanent establishment); or

•the non-U.S. Noteholder is a nonresident alien individual present in the U.S. for 183 or more days in the taxable year within which the sale, exchange, redemption or other disposition takes place and certain other requirements are met.

If a non-U.S. Noteholder is a holder described in the first bullet point above, the net gain derived from the sale, exchange, redemption or other taxable disposition of its Notes generally will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if such non-U.S. Noteholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. If a non-U.S. Noteholder is a holder described in the second bullet point above, it will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, exchange, redemption or other taxable disposition of its Notes, which may be offset by U.S. source capital losses, even though it is not considered a resident of the United States.
Non-U.S. Noteholders should consult any applicable income tax treaties that may provide for different rules. In addition, non-U.S. Noteholders are urged to consult their tax advisors regarding the tax consequences of the purchase, ownership and disposition of the Notes.
Information reporting and backup withholding
A non-U.S. Noteholder may be required to comply with certain certification procedures to establish that the holder is not a U.S. person in order to avoid backup withholding with respect to our payment of principal and interest on, or the proceeds of the sale or other disposition of, a Note. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against that non-U.S. Noteholder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS. In certain circumstances, the name and address of the beneficial owner and the amount of interest paid on a Note, as well as the amount, if any, of tax withheld, may be reported to the IRS. Copies of these information returns may also be made available under the provisions of a specific treaty or agreement to the tax authorities of the country in which the non-
U.S. Noteholder resides.
Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While existing U.S. Treasury regulations would also require withholding or payments of the gross proceeds from the sale of any property occurring after December 31, 2018 that could produce U.S.-source interest or dividends, the U.S. Treasury department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a non-U.S. Noteholder and the status of the intermediaries through which they hold the Notes, non-U.S. Noteholders could be subject to this 30% withholding tax with respect to interest paid on the Notes and potentially proceeds from the sale of the Notes. Under certain circumstances, a non-U.S. Noteholder might be eligible for refunds or credits of such taxes.

You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.
Election to be Taxed as a RIC
We have elected, effective as of the date of our formation, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we timely distribute to our stockholders from our tax earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of- income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the “Annual Distribution Requirement.”

Taxation as a Regulated Investment Company
If we:
•qualify as a RIC; and
•satisfy the Annual Distribution Requirement,
then we will not be subject to U.S. federal income tax on the portion of our income we timely distribute (or are deemed to distribute) to stockholders as dividends. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders. We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income and capital gain net income that we recognized in preceding years, but were not distributed in such years, and on which we paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:
▪derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and
▪diversify our holdings so that at the end of each quarter of the taxable year:
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets and more than 10% of the outstanding voting securities of the issuer; and
no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the Diversification Tests.
For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.
Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received all of the corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation— Senior Securities” in the SAI. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
We anticipate that the CLOs in which we invest may constitute PFICs. If we acquire shares in a PFIC (including equity tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or a QEF, in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the PFIC, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.
If we hold more than 10% of the shares in a foreign corporation that is treated as a CFC (including equity tranche investments in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.
Income inclusions from a QEF or a CFC will be “good income” for purposes of the 90% Income Test provided that they are derived in connection with our business of investing in stocks and securities or the QEF or the CFC distribute such income to us in the same taxable year to which the income is included in our income.
FATCA generally imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated in subsequent proposed regulations its intent to eliminate this requirement. The CLO vehicles in which we invest may be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

Failure to Qualify as a RIC
If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20% maximum rate for non-corporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains. Certain such written disclosures will present a calculation of return of capital on a tax accounting basis. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 5 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

CERTAIN CONSIDERATIONS APPLICABLE TO ERISA, GOVERNMENTAL AND OTHER PLAN INVESTORS

A fiduciary of a pension plan or other employee benefit plan (including a governmental plan, an individual retirement account or a Keogh plan) proposing to invest in the Notes should consider this section carefully.
A fiduciary of an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (commonly referred to as “ERISA”), should consider fiduciary standards including the prudence and diversification requirements under ERISA in the context of the particular circumstances of such plan before authorizing an investment in the Notes. Such fiduciary should also consider, among other things, whether the investment is in accordance with the documents and instruments governing the plan.
In addition, ERISA and the Code prohibit certain transactions (referred to as “prohibited transactions”) involving the assets of a plan subject to ERISA or the assets of an individual retirement account or plan subject to Section 4975 of the Code (each referred to as an “ERISA plan”), on the one hand, and persons who have certain specified relationships to the plan (“parties in interest” within the meaning of ERISA or “disqualified persons” within the meaning of the Code), on the other. If we (or an affiliate) are considered a party in interest or disqualified person with respect to an ERISA plan, then the investment in Notes by the ERISA plan may give rise to a prohibited transaction, unless the investment is acquired and is held in accordance with an applicable statutory, class or individual prohibited transaction exemption. In this regard, the U.S. Department of Labor has issued prohibited transaction class exemptions (“PTCEs”) that may apply to the acquisition and holding of the notes by an ERISA plan. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting transactions involving insurance company pooled separate accounts, PTCE 91-38 respecting transactions involving bank collective investment funds, PTCE 95-60 respecting transactions involving life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers. In addition, the statutory exemption under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code provides relief from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions between an ERISA plan and a person who is a party in interest or disqualified person solely as a result of providing services to such ERISA plan (or as a result of being related to person who provides services to such ERISA plan). This relief applies only if neither the party in interest or disqualified person nor any of its affiliates (directly or indirectly) have or exercise any discretionary authority or control or render any investment advice with respect to the assets of the ERISA plan involved in the transaction and the ERISA plan receives no less, and pays no more, than adequate consideration in connection with the transaction. Each of the above-noted exemptions contains conditions and limitations on its application. Fiduciaries of ERISA plans considering acquiring and/or holding the notes in reliance on these or any other exemption should carefully review the exemption to assure it is applicable. There can be no assurance that all of the conditions of any such exemptions will be satisfied, or that any exemption will cover all possible transactions involving Notes.
By purchasing and holding the Notes (including any interest in a Note), the fiduciary making the decision to invest on behalf of an ERISA plan is representing that the purchase and holding of the Notes will not result in a non-exempt prohibited transaction under ERISA or the Code. Therefore, an ERISA plan should not invest in the Notes unless the plan fiduciary acquiring Notes on behalf of the ERISA plan determines that neither we nor an affiliate is or (at any time during the term of the investment) will become a party in interest or a disqualified person and that no other prohibited transaction under ERISA or Section 4975 of the Code would occur in connection with the ERISA plan’s investment in Notes or, alternatively, that an exemption from the prohibited transaction rules is available. If an ERISA plan engages in a prohibited transaction, the transaction may require “correction” and may cause the ERISA plan fiduciary to incur certain liabilities and the parties in interest or disqualified persons to be subject to excise taxes. There can be no assurance that any exemption would be available with respect to any particular ERISA plan’s investment in the Notes.
Employee benefit plans that are governmental plans and non-U.S. plans, and certain church plans, are not subject to ERISA requirements. However, non-U.S., federal, state or local laws or regulations governing the investment and management of the assets of such plans may contain fiduciary and prohibited transaction requirements similar to those under ERISA and Section 4975 of the Code discussed above. By purchasing and holding the Notes (including any interest in a Note), the person making the decision to invest on behalf of any such plan is representing that the purchase and holding of the Notes will not violate any law or regulation applicable to such plan that is similar to the prohibited transaction provisions of ERISA or the Code. Neither we nor the underwriters nor any of our or their respective affiliates, has provided, and none of them will provide, impartial investment advice and or any advice in a fiduciary capacity, in connection with the ERISA plan’s investment in the Notes.
A fiduciary of an employee benefit plan, whether or not subject to ERISA, that proposes to invest in the Notes with the assets of such employee benefit plan, should consult its own legal counsel for further guidance. The sale of Notes (or any interest in a Note) to an employee benefit plan is in no respect a representation by us, the underwriters or any other person that generally or any particular plan or that such an investment is appropriate or recommended for employee benefit plans generally or any particular plan.

Additionally, each purchaser that is acquiring the Notes (or any interest in a Note with the assets of any ERISA plan, at any time when regulation 29 C.F.R. Section 2510.3-21 is applicable, represents, warrants and acknowledges that a fiduciary is making the decision to invest in the Notes on its behalf and that such fiduciary (a) is (1) a bank, insurance company, registered investment adviser, broker-dealer or other person with financial expertise, in each case as described in 29 C.F.R. Section 2510.3-21(c)(1)(i); (2) an independent plan fiduciary within the meaning of 29 C.F.R. Section 2510.3-21; (3) capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies; and (4) responsible for exercising independent judgment in evaluating the transaction and (b) acknowledges and agrees that (1) no fee or other compensation will be paid directly to us, an underwriter or any of our or their respective affiliates, for the provision of investment advice (as opposed to other services) in connection with the ERISA plan’s acquisition of, or holding of an interest in the Notes; (2) neither we nor the underwriters or other persons that provide marketing services, nor any of our or their respective affiliates, has provided, and none of them will provide, impartial investment advice and neither we nor they are providing or will provide advice in a fiduciary capacity, in connection with the ERISA plan’s investment in the Notes and (3) it has received and understands the disclosure of the existence and nature of the financial interests contained in this offering and related materials. The above representations in this paragraph are intended to comply with the Department of Labor’s regulation Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997), and if these regulations are revoked, repealed or no longer effective, these representations shall be deemed to be no longer required or in effect.

UNDERWRITING
[ ] is acting as representative of each of the underwriters named below. Subject to the terms and conditions set forth in an underwriting agreement among us and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the aggregate principal amount of Notes set forth opposite its name below.

Underwriter	Principal Amount of Notes
[ ]	$
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]
Total	$
Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Notes sold under the underwriting agreement if any of these Notes are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.
We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.
The underwriters are offering the Notes, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by counsel and other conditions contained in the underwriting agreement. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.
We expect that delivery of the Notes will be made against payment therefor on or about [ ], 2021, which will be the fifth business day following the date of the pricing of the Notes (such settlement being herein referred to as “T+5”). Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to the date of delivery hereunder will be required, by virtue of the fact that the Notes initially will settle in T+5 business days, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement.
Commissions and Discounts
An underwriting discount of [ ]% per Note will be paid by us. This underwriting discount will also apply to any Notes purchased pursuant to the option to purchase up to an additional $[ ] million in aggregate principal amount of Notes.
The following table shows the total underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering. The information assumes either no exercise or full exercise by the underwriters of their option.

	Per Note	Total Without Option	Total With Option
Public offering price	$	$	$
Underwriting discount	$	$	$
Proceeds, before expense, to us	$	$	$
The underwriters propose to offer some of the Notes to the public at the public offering price set forth on the cover page of this prospectus and some of the Notes to certain dealers at the public offering price less a concession not in excess of [ ]% of the principal amount of the Notes. The underwriters may allow, and dealers may reallow, a concession not in excess of [ ]% of the principal amount of the Notes to certain other dealers. After the initial offering of the Notes to the public, the public offering price and such concessions may be changed. No such change shall change the amount of proceeds to be received by us as set forth on the cover of this prospectus.
We estimate that our share of the total expenses of the offering, excluding the underwriting discount, will be approximately $[ ] million.
Option
We have granted an option to the underwriters to purchase up to an additional $[ ] total aggregate principal amount of Notes solely to cover over-allotments, if any, at the public offering price within 30 days from the date of this prospectus. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Notes proportionate to that underwriter’s initial principal amount reflected in the above table.
Lock-Up Arrangement
We have agreed that during a period of [30] days from the date of this prospectus, we will not, without the prior written consent of [ ], directly or indirectly, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise transfer or dispose of, any senior unsecured debt securities issued or guaranteed by us or any securities convertible into or exercisable or exchangeable for senior unsecured debt securities issued or guaranteed by us or file any registration statement under the Securities Act with respect to any of the foregoing. The foregoing restriction shall not apply to the registration and sale of the Notes to be sold hereunder[, the issuance of additional 2035 Notes,] or the issuance of any institutional notes not listed on an exchange.
Listing
The Notes are a new issue of securities with no established trading market. We intend to list the Notes on [The New York Stock Exchange]. If the application for the listing is approved, we expect trading in the Notes on [The New York Stock Exchange] to begin within 30 days after the original issue date. Currently there is no public market for the Notes.
We have been advised by the underwriters that they presently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.
Price Stabilization, Short Positions
In connection with the offering, the underwriters may purchase and sell Notes in the open market. These transactions may include overallotment, covering transactions and stabilizing transactions. Overallotment involves sales of securities in excess of the aggregate principal amount of securities to be purchased by the underwriters in the offering, which creates a short position for the underwriters. Covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover short positions. Stabilizing transactions consist of certain bids or purchases of securities made for the purpose of preventing or retarding a decline in the market price of the securities while the offering is in progress.
The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.
Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be affected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.
Electronic Offer, Sale and Distribution of Notes
The underwriters may make prospectuses available in electronic (PDF) format. A prospectus in electronic (PDF) format may be made available on a web site maintained by the underwriters, and the underwriters may distribute such prospectuses electronically. The underwriters may allocate a limited principal amount of the Notes for sale to their online brokerage customers.
Other Relationships
The underwriters and certain of their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The underwriters and certain of their affiliates have, from time to time, performed, and may in the future perform, various commercial and investment banking and financial advisory services for the issuer and its affiliates, for which they received or may in the future receive customary fees and expenses. [In particular, affiliates of certain of the underwriters are lenders under the Facility and may receive a portion of the net proceeds from the offering made pursuant to this prospectus and the accompanying prospectus through the repayment of any borrowings.]
In the ordinary course of its various business activities, the underwriters and certain of their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investment and securities activities may involve securities and/or instruments of the issuer or its affiliates. If the underwriters or their affiliates have a lending relationship with us, they routinely hedge their credit exposure to us consistent with their customary risk management policies. The underwriters and their affiliates may hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities or the securities of our affiliates, including potentially the Notes offered hereby. Any such credit default swaps or short positions could adversely affect future trading prices of the Notes offered hereby. The underwriters and certain of their affiliates may also communicate independent investment recommendations, market color or trading ideas and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments. The principal business addresses of underwriters are [ ].
Other Jurisdictions
Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the Notes offered by this prospectus in any jurisdiction where action for that purpose is required. The Notes offered by this prospectus may not be offered or sold, directly or indirectly, nor may this prospectus or any other offering material or advertisements in connection with the offer and sale of any such Notes be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction.
Persons into whose possession this prospectus comes are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Notes offered by this prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

Selling Restrictions
This prospectus do not constitute an offer to sell to, or a solicitation of an offer to buy from, anyone in any country or jurisdiction (i) in which such an offer or solicitation is not authorized, (ii) in which any person making such offer or solicitation is not qualified to do so or (iii) in which any such offer or solicitation would otherwise be unlawful. No action has been taken that would, or is intended to, permit a public offer of the Notes or possession or distribution of this prospectus or any other offering or publicity material relating to the Notes in any country or jurisdiction (other than the United States) where any such action for that purpose is required. Accordingly, the underwriters have undertaken that they will not, directly or indirectly, offer or sell any Notes or have in its possession, distribute or publish any prospectus, form of application, advertisement or other document or information in any country or jurisdiction except under circumstances that will, to the best of their knowledge and belief, result in compliance with any applicable laws and regulations and all offers and sales of Notes by the underwriters will be made on the same terms.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: 1719 Range Way, Florence, South Carolina 29501. DST Systems, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 430 W. 7th Street, Kansas City, MO 64105, telephone number: (866) 655-3650.

LEGAL MATTERS
Certain legal matters in connection with the offering will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, D.C. and Venable LLP, Baltimore, Maryland.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP is the independent registered public accounting firm of the Company.

AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Notes offered by this prospectus. The registration statement contains additional information about us and our Notes being offered by this prospectus, including a SAI. The SAI, as it may be amended from time to time, is incorporated by reference herein into this prospectus. For your reference, the SAI discusses the following topics:
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS REGULATION
BROKERAGE ALLOCATION AND OTHER PRACTICES FINANCIAL STATEMENTS
We are required to file with or submit to the SEC annual and semi-annual reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. This information will also be available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, New York, 10016, or by telephone at (212) 448-0702 or on our website at www.priorityincomefund.com (which is not intended to be an active hyperlink). The information on our website is not incorporated by reference in the prospectus and you should not consider it part of this prospectus.
You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth above. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

% Notes Due [ ], 20[ ]

PROSPECTUS

[ ], 2021

Lead Book-Running Manager
[]

Book-Running Manager
[]

STATEMENT OF ADDITIONAL INFORMATION

Priority Income Fund, Inc.
STATEMENT OF ADDITIONAL INFORMATION [ ], 2021
This STATEMENT OF ADDITIONAL INFORMATION, or SAI, is NOT A PROSPECTUS and should only be read in conjunction with our prospectus, dated [ ], 2021, relating to this offering and any prospectus supplement. A copy of the prospectus and any prospectus supplement may be obtained, without charge, by calling us at (212) 448-0702, or by visiting our website at www.priorityincomefund.com (which is not intended to be an active hyperlink).
Our prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, or the SEC. The registration statement may be obtained from the SEC via the SEC’s website at www.sec.gov, at no charge.
Unless otherwise noted, the terms “we,” “us,” “our,” and “Priority Income Fund” refer to Priority Income Fund, Inc.
Terms not defined herein have the same meaning as given to them in the prospectus.

SAI-1

TABLE OF CONTENTS

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
REGULATION
BROKERAGE ALLOCATION AND OTHER PRACTICES
NPORT FOR SEPTEMBER 30, 2020
INDEX TO JUNE 30, 2020 FINANCIAL STATEMENTS
SAI-2

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We have entered into an Investment Advisory Agreement with our Adviser. Pursuant to the Investment Advisory Agreement, we will pay our Adviser a base management fee and an incentive fee, and will reimburse our Adviser for routine non-compensation overhead expenses, such as expenses incurred by Prospect Administration or us in connection with administering our business, including expenses incurred by Prospect Administration in performing administrative services for us, and the reimbursement of the compensation of our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the Administration Agreement, and other expenses. See “Investment Advisory Agreement” in the Prospectus for a description of how the fees payable to our Adviser will be determined.
We have also entered into an Administration Agreement with Prospect Administration. Pursuant to the Administration Agreement, we will reimburse Prospect Administration for administrative services provided to us and our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement. See “Administration Agreement” in the Prospectus for a description of our reimbursement obligation to Prospect Administration. In addition, certain personnel of Prospect Capital Management will be made available to our Adviser to assist it in managing our portfolio and operations, provided that they are supervised at all times by our Adviser’s management team.
Certain of the executive officers, directors and finance professionals of Prospect Capital Management, and Prospect Administration who perform services for us on behalf of our Adviser are also officers, directors, managers, and/or key professionals of other Prospect Capital Management entities (including Prospect Capital Corporation and Prospect Flexible Income Fund, Inc.). These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of Prospect Capital Management may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, Prospect Capital Management may grant equity interests in our Adviser to certain management personnel performing services for our Adviser.
Prior to the occurrence of a liquidity event, all transactions with affiliates of ours shall be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of our directors, including a majority of our independent directors.
We entered into a license agreement with our Adviser, pursuant to which our Adviser granted us a nonexclusive, royalty free license to use the name “Priority Income Fund, Inc.” Under this agreement, we have a right to use such name for so long as our Adviser remains our investment adviser. Other than with respect to this limited license, we have no legal right to our name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Adviser is in effect.
Allocation of our Adviser’s Time
We rely, in part, on our Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management, Prospect Administration, Prospect Capital Corporation, and Prospect Flexible Income Fund, Inc. Our Adviser and its personnel will devote only as much of its and their time to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, our Adviser, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.
However, Prospect Capital Management believes that our Adviser’s professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. It is difficult to predict specific amounts of time an executive officer or affiliate will devote to us. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects of Prospect Capital Management-sponsored programs are very similar, there are significant efficiencies created by the same team of individuals at our Adviser providing services to multiple programs. For example, our Adviser has streamlined the structure for financial reporting, internal controls and investment approval processes for the programs.
SAI-3

Allocation of Investments
Concurrent with this offering, certain professionals of our Adviser are simultaneously providing advisory services to other affiliated entities, including Prospect Capital Management, which serves as the investment adviser to Prospect Capital Corporation and Prospect Flexible Income Fund Management, LLC, which serves as the investment adviser to Prospect Flexible Income Fund, Inc. Prospect Capital Corporation is a publicly-traded business development company that focuses on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of portfolio companies. Prospect Flexible Income Fund, Inc. is a business development company that invests primarily in syndicated senior secured first lien loans, syndicated senior second lien loans and, to a lesser extent, subordinated debt. As a result, we may compete with any such investment entity for the same investors and investment opportunities.
The co-investment Order that we received on January 13, 2020 gave us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed or owned by our Adviser or certain affiliates, including Prospect Capital Corporation and Prospect Flexible Income Management, LLC, which serves as the investment adviser to Prospect Flexible Income Fund, Inc., subject to the conditions included therein. Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. In certain situations where co-investment with one or more funds managed or owned by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, we will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.
Affiliates of our Adviser have no obligation to make their originated investment opportunities available to our Adviser or to us, and such opportunities may be provided to Prospect Capital Corporation, Prospect Flexible Income Fund, Inc. or another affiliate of our Adviser.
To mitigate the foregoing conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

SAI-4

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of the date of this SAI, information with respect to the beneficial ownership of our shares by:
•each person known to us to beneficially own more than 5% of the outstanding shares;
•each member of our Board of Directors and each executive officer; and
•all of the members of our Board of Directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares subject to options that are currently exercisable or exercisable within 60 days of the offering. Unless otherwise specified, the address of each beneficial owner is 10 East 40th Street, 42nd Floor, New York, New York 10016.

Shares Beneficially Owned as of the Date of This SAI
Name	Number of Shares of Common Stock	Number of Shares of Preferred Stock	Percentage(1)	Percentage assuming maximum amount is purchased
5% or Greater Stockholders:
None		—	—	—
Interested Directors:
M. Grier Eliasek	—	—	—	—
Independent Directors:
Andrew C. Cooper	—	—	—	—
William J. Gremp	—	—	—	—
Eugene S. Stark	—	4,000	—	—
Executive Officers:
Kristin Van Dask	—	—	—	—
All officers and members of our Board of Directors as a group (persons)	—	4,000	*	*
*    Less than 1%.
(1)    Based on a total of [ ] shares of common stock outstanding and [ ] of Preferred Stock outstanding on [ ], 2021.

The following table sets forth, as of the date of this SAI, the dollar range of our equity securities that are beneficially owned by each member of our Board of Directors, based on the current public offering price of our common stock of $12.54 per share (as of the date of this SAI, one of our directors owned shares of our Preferred Stock).

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)	Dollar Range of Equity Securities Beneficially Owned in Fund Complex
Interested Directors:
M. Grier Eliasek	None	Over $1,000,000
Independent Directors:
Andrew C. Cooper	None	None
William J. Gremp	None	$50,001 - $100,000
Eugene S. Stark	None	$100,001 - $500,000
(1)Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
SAI-5

The following table sets forth, as of the date of this SAI, the dollar range of our equity securities that are owned by each of our Adviser’s professionals, based on the current public offering price of our common stock of $11.37 per share (as of the date of this SAI, one of our directors owned shares of our Preferred Stock).

Name of Professional	Dollar Range of Equity Securities(1)	Dollar Range of Equity Securities in Fund Complex
John F. Barry III(2)	$100,001 - $500,000	Over $1,000,000
Kristin Van Dask	None	$100,001 - $500,000
Colin McGinnis	None	$100,001 - $500,000
John W. Kneisley	None	Over $1,000,000
(1) The dollar ranges of equity securities are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000,
$500,001-$1,000,000 or over $1,000,000.
(2)Mr. Barry may be deemed to share beneficial ownership with our Adviser by virtue of his control of Prospect Capital Management, which owns 50% of our Adviser.
SAI-5

REGULATION
We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:
◦change our classification to an open-end management investment company;
◦except in each case in accordance with our policies with respect thereto set forth in this SAI and the Prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;
◦deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this SAI and the Prospectus, deviate from any investment policy which is changeable only if authorized by stockholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or
◦change the nature of our business so as to cease to be an investment company.
A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.
As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the SEC.
As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding preferred stock, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, of at least 200% immediately after each issuance of such preferred stock. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.
We are generally not able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage” described in the Prospectus. We may, however, sell our common stock, or at a price below the then- current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.
We may borrow funds to make investments. If there is an appropriate opportunity to do so, we intend to issue additional shares of preferred stock in one or more series and in one or more offerings in the next 12 months following the completion of this offering. Each series of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative. Although we do not expect to do so, we may also borrow funds, consistent with the limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.
SAI-7

As a registered closed-end management investment company, we are subject to certain risks and uncertainties. See “Risk Factors—Risks Related to Our Business and Structure” in the Prospectus.
Fundamental Investment Policies
The restrictions identified as fundamental below, along with our investment objective, are our only fundamental policies.

Fundamental policies may not be changed without the approval of the holders of a majority of our outstanding voting securities, as defined in the 1940 Act.
As a matter of fundamental policy, we will not: (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an “underwriter” of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (A) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, or (B) own the securities of companies that are in the business of buying, selling or developing real estate); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities we may hold in our portfolio); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); or (5) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed investment situations or in hedging the risks associated with interest rate fluctuations), and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.
We may make loans to the fullest extent permitted by applicable law, including the 1940 Act. As a matter of fundamental policy, we will not concentrate our investments in a particular industry or group of industries, and we will not operate as a diversified investment company under the 1940 Act. We may invest up to 100% of our assets in Target Securities, which may be acquired directly in privately negotiated transactions or in secondary market purchases. Our intention is to not write (sell) or buy put or call options to manage risks associated with any publicly-traded securities we may hold, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.
We will be subject to certain regulatory restrictions in making our investments. We have received the Order from the SEC granting us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by our Adviser or certain affiliates, including Prospect Capital Corporation and Prospect Flexible Income Fund, Inc. We may only co-invest with certain entities affiliated with our Adviser in negotiated transactions originated by our Adviser or its affiliates in accordance with such Order and existing regulatory guidance. See “Certain Relationships and Related Party Transactions—Allocation of Investments” in the statement of additional information.
We may borrow money or issue senior securities up to the maximum amount permitted by the 1940 Act. See “—Senior Securities” below.
Temporary Investments
Pending investment in portfolio securities consistent with our investment objective and strategies described in the Prospectus, our investments may consist of cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements, or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Senior Securities
We are permitted, under specified conditions, to issue one class of indebtedness and one class of stock senior to our common stock if our asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are stock. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that
SAI-8

our asset coverage with respect to our outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors—Risks Related to Debt Financing” in the Prospectus.
Code of Ethics
We and our Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the codes’ requirements. We have attached our code of ethics as an exhibit to the registration statement of which the Prospectus is a part. Our code of ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.
Compliance Policies and Procedures
We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to our Adviser. The proxy voting policies and procedures of our Adviser are set forth below. The guidelines are reviewed periodically by our Adviser and our non-interested directors, and, accordingly, are subject to change.
Introduction
As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies for the investment advisory clients of our Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
Our Adviser will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although our Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.
The proxy voting decisions of our Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Priority Income Fund, Inc., 10 East
40th Street, 42nd Floor, New York, New York 10016.
Other
We will be periodically examined by the SEC for compliance with the 1940 Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a registered closed-end management investment company, we are prohibited from
SAI-9

protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

SAI-10

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

SAI-11

PRIORITY INCOME FUND, INC.
SCHEDULE OF INVESTMENTS
September 30, 2020
(unaudited)

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.(6)	Subordinated Notes	—%	7/15/2026	7/3/2014	$500,000	$264,144	$62,551	0.0%
Apidos CLO XVIII-R	Subordinated Notes	16.36%	10/22/2030	9/26/2018	410,000	521,245	401,283	0.1%
Apidos CLO XX	Subordinated Notes	29.59%	7/16/2031	3/4/2020	5,500,000	3,036,683	3,212,023	0.9%
Apidos CLO XXI	Subordinated Notes	9.65%	7/19/2027	5/13/2015	5,000,000	4,111,317	3,026,019	0.9%
Apidos CLO XXII	Subordinated Notes	27.32%	4/21/2031	9/17/2015	9,894,611	6,239,091	6,935,771	2.0%
Apidos CLO XXIV	Subordinated Notes	21.38%	10/21/2030	5/17/2019	6,750,000	4,299,328	3,820,860	1.1%
Apidos CLO XXVI	Subordinated Notes	20.48%	7/18/2029	7/25/2019	6,000,000	4,365,801	4,126,430	1.2%
Babson CLO Ltd. 2015-I	Subordinated Notes	9.58%	1/20/2031	4/1/2015	3,400,000	2,389,251	1,573,335	0.5%
Barings CLO Ltd. 2018-III	Subordinated Notes	3.82%	7/20/2029	10/10/2014	397,600	228,985	152,513	0.0%
BlueMountain CLO 2012-2 Ltd.	Subordinated Notes	9.33%	11/20/2028	1/7/2015	3,000,000	2,466,710	1,660,417	0.5%
BlueMountain CLO 2013-2 Ltd.	Subordinated Notes	5.47%	10/22/2030	10/1/2015	1,900,000	1,514,490	872,773	0.3%
BlueMountain Fuji US CLO II Ltd.	Subordinated Notes	13.91%	10/21/2030	8/22/2017	2,500,000	2,326,139	1,895,685	0.5%
California Street CLO IX, Ltd.	Preference Shares	23.03%	7/16/2032	12/13/2019	4,670,000	1,816,147	2,085,996	0.6%
California Street CLO XII, Ltd.(6)	Subordinated Notes	—%	10/15/2025	9/14/2015	14,500,000	7,252,719	1,993,644	0.6%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	13.70%	8/14/2030	6/23/2016	17,550,000	12,961,121	8,798,598	2.5%
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Income Notes	14.00%	1/15/2031	12/22/2016	11,839,488	7,526,230	5,780,583	1.7%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	25.98%	4/17/2031	2/25/2016	12,870,000	8,171,770	8,470,905	2.4%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.	Subordinated Notes	14.91%	7/28/2031	5/23/2018	15,000,000	13,934,834	10,756,551	3.1%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	13.22%	4/20/2027	3/16/2016	6,500,000	6,301,597	4,963,586	1.4%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Subordinated Notes	17.12%	10/19/2029	8/8/2016	3,245,614	3,116,310	2,639,890	0.8%
Carlyle Global Market Strategies CLO 2017-5, Ltd.	Subordinated Notes	13.37%	1/22/2030	12/18/2017	10,000,000	9,817,045	7,751,286	2.2%
Cedar Funding II CLO, Ltd.	Subordinated Notes	13.42%	6/10/2030	9/27/2017	2,500,000	1,903,746	1,608,826	0.5%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	15.08%	7/23/2030	6/19/2017	21,114,286	18,132,137	15,065,409	4.3%
Cedar Funding V CLO, Ltd.	Subordinated Notes	12.70%	7/17/2031	10/15/2018	2,358,000	2,617,542	2,132,181	0.6%
Cedar Funding VI CLO, Ltd.	Subordinated Notes	14.78%	10/20/2028	8/7/2017	4,892,500	4,922,306	4,271,577	1.2%
Cent CLO 21 Limited	Subordinated Notes	7.73%	7/26/2030	5/15/2014	510,555	403,471	278,362	0.1%
CIFC Funding 2013-I, Ltd.	Subordinated Notes	18.55%	7/16/2030	6/1/2018	3,000,000	1,786,466	1,504,860	0.4%
CIFC Funding 2013-II, Ltd.	Income Notes	7.32%	10/18/2030	2/6/2014	305,000	198,996	138,852	0.0%
CIFC Funding 2013-IV, Ltd.	Subordinated Notes	17.41%	4/28/2031	3/15/2019	8,000,000	5,310,031	5,033,201	1.4%
CIFC Funding 2014, Ltd.	Income Notes	11.57%	1/17/2031	2/6/2014	2,758,900	1,873,771	1,450,216	0.4%
CIFC Funding 2014-III, Ltd.	Income Notes	16.82%	10/22/2031	11/14/2016	11,700,000	7,315,449	5,596,517	1.6%
CIFC Funding 2014-IV-R, Ltd.	Income Notes	13.95%	10/17/2030	8/5/2014	4,286,000	2,810,936	2,028,627	0.6%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
CIFC Funding 2015-I, Ltd.	Subordinated Notes	17.81%	1/22/2031	11/24/2015	7,500,000	5,591,482	4,529,744	1.3%
CIFC Funding 2015-III, Ltd.	Subordinated Notes	14.87%	4/19/2029	5/29/2018	10,000,000	7,284,196	5,868,002	1.7%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	10.15%	10/20/2027	4/27/2016	9,100,000	7,163,157	4,988,276	1.4%
CIFC Funding 2016-I, Ltd.	Subordinated Notes	9.72%	10/21/2031	12/9/2016	2,000,000	1,786,918	1,590,899	0.5%
CIFC Funding 2017-I, Ltd.	Subordinated Notes	11.82%	4/20/2029	2/3/2017	8,000,000	7,350,256	5,310,668	1.5%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	15.43%	10/24/2030	8/14/2017	18,000,000	17,524,052	14,075,836	4.0%
CIFC Funding 2018-IV, Ltd.	Subordinated Notes	28.81%	10/17/2031	6/19/2020	6,000,000	4,108,711	4,208,119	1.2%
CIFC Funding 2020-II, Ltd.	Subordinated Notes	22.94%	8/24/2032	7/20/2020	2,000,000	1,785,727	1,814,547	0.5%
CIFC Funding 2020-III, Ltd.(8)	Subordinated Notes	—%	10/20/2031	9/11/2020	6,000,000	5,400,000	5,533,810	1.6%
Columbia Cent CLO 29	Subordinated Notes	25.71%	7/21/2031	7/10/2020	9,000,000	7,362,482	7,414,489	2.1%
Galaxy XIX CLO, Ltd.	Subordinated Notes	17.50%	7/24/2030	12/5/2016	2,750,000	1,922,977	1,195,354	0.3%
Galaxy XXVIII CLO, Ltd.	Subordinated Notes	11.29%	7/15/2031	5/30/2014	250,000	183,372	101,303	0.0%
GoldenTree Loan Opportunities IX, Ltd.	Subordinated Notes	16.39%	10/29/2029	7/19/2017	3,250,000	2,534,630	1,736,035	0.5%
Halcyon Loan Advisors Funding 2014-2 Ltd.(6)	Subordinated Notes	—%	4/28/2025	4/14/2014	400,000	210,313	—	0.0%
Halcyon Loan Advisors Funding 2014-3 Ltd.(6)	Subordinated Notes	—%	10/22/2025	9/12/2014	500,000	298,545	—	0.0%
Halcyon Loan Advisors Funding 2015-1 Ltd.(6)	Subordinated Notes	—%	4/20/2027	3/16/2015	3,000,000	1,849,511	—	0.0%
Halcyon Loan Advisors Funding 2015-2 Ltd.(6)	Subordinated Notes	—%	7/26/2027	6/3/2015	3,000,000	1,927,789	66,611	0.0%
Halcyon Loan Advisors Funding 2015-3 Ltd.(6)	Subordinated Notes	—%	10/18/2027	7/27/2015	7,000,000	5,349,441	2,685,021	0.8%
HarbourView CLO VII-R, Ltd.(6)	Subordinated Notes	—%	7/18/2031	6/5/2015	275,000	187,442	72,422	0.0%
Jefferson Mill CLO Ltd.	Subordinated Notes	10.51%	10/20/2031	6/30/2015	6,049,689	5,047,142	3,199,065	0.9%
LCM XV Limited Partnership	Income Notes	5.33%	7/19/2030	1/28/2014	250,000	177,755	101,427	0.0%
LCM XVI Limited Partnership	Income Notes	9.12%	10/15/2031	5/12/2014	6,814,685	4,614,312	2,984,996	0.9%
LCM XVII Limited Partnership	Income Notes	12.27%	10/15/2031	9/17/2014	1,000,000	728,198	518,648	0.1%
Madison Park Funding XIII, Ltd.	Subordinated Notes	25.47%	4/19/2030	2/3/2014	13,000,000	9,270,727	8,672,807	2.5%
Madison Park Funding XIV, Ltd.	Subordinated Notes	17.58%	10/22/2030	7/3/2014	14,000,000	10,595,389	7,974,992	2.3%
Madison Park Funding XV, Ltd.(6)	Subordinated Notes	4.28%	1/27/2026	12/12/2014	4,000,000	2,586,186	1,314,981	0.4%
Mountain View CLO 2014-1 Ltd.(6)	Income Notes	—%	10/15/2026	8/29/2014	1,000,000	497,106	—	0.0%
Mountain View CLO IX Ltd.	Subordinated Notes	15.71%	7/15/2031	5/13/2015	8,815,500	5,297,812	4,945,826	1.4%
Octagon Investment Partners XIV, Ltd.	Income Notes	17.29%	7/16/2029	12/1/2017	6,150,000	4,028,736	2,903,528	0.8%
Octagon Investment Partners XV, Ltd.	Income Notes	21.28%	7/19/2030	5/23/2019	5,644,737	3,292,026	3,092,562	0.9%
Octagon Investment Partners XVII, Ltd.	Subordinated Notes	20.13%	1/27/2031	6/28/2018	16,153,000	9,059,999	7,403,907	2.1%
Octagon Investment Partners 18-R, Ltd.	Subordinated Notes	15.73%	4/16/2031	7/30/2015	4,568,944	2,591,630	1,822,837	0.5%
Octagon Investment Partners 20-R, Ltd.	Subordinated Notes	16.40%	5/12/2031	4/25/2019	3,500,000	2,798,453	2,213,495	0.6%
Octagon Investment Partners XXI, Ltd.	Subordinated Notes	16.16%	2/14/2031	1/6/2016	13,822,188	8,246,570	5,748,187	1.7%
Octagon Investment Partners XXII, Ltd.	Subordinated Notes	16.15%	1/22/2030	11/12/2014	6,625,000	5,135,498	3,803,464	1.1%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Octagon Investment Partners XXIII, Ltd.	Subordinated Notes	16.70%	7/15/2027	2/1/2016	$12,000,000	$9,010,942	$7,764,529	2.2%
Octagon Investment Partners 27, Ltd.	Subordinated Notes	18.72%	7/15/2030	10/31/2018	5,000,000	3,678,401	2,834,220	0.8%
Octagon Investment Partners 30, Ltd.	Subordinated Notes	14.23%	3/18/2030	11/16/2017	9,525,000	8,888,046	6,810,309	2.0%
Octagon Investment Partners 31, Ltd.	Subordinated Notes	32.74%	7/19/2030	12/20/2019	3,067,500	1,913,286	1,809,407	0.5%
Octagon Investment Partners 33, Ltd.	Subordinated Notes	18.40%	1/20/2031	7/9/2018	2,850,000	2,545,841	2,168,749	0.6%
Octagon Investment Partners 36, Ltd.	Subordinated Notes	26.24%	4/15/2031	12/20/2019	10,400,960	8,705,073	7,519,879	2.2%
Octagon Investment Partners 39, Ltd.	Subordinated Notes	25.32%	10/21/2030	1/9/2020	10,250,000	7,952,396	7,300,775	2.1%
Octagon Loan Funding, Ltd.	Subordinated Notes	15.38%	11/18/2031	8/25/2014	3,240,000	2,231,148	1,682,881	0.5%
OZLM VI, Ltd.	Subordinated Notes	10.73%	4/17/2031	10/31/2016	15,688,991	11,840,852	8,000,221	2.3%
OZLM VII, Ltd.	Subordinated Notes	5.79%	7/17/2029	11/3/2015	2,654,467	1,547,525	915,281	0.3%
OZLM VIII, Ltd.	Subordinated Notes	6.58%	10/17/2029	8/7/2014	950,000	602,675	290,566	0.1%
OZLM IX, Ltd.	Subordinated Notes	12.38%	10/20/2031	2/22/2017	15,000,000	11,586,154	8,234,901	2.4%
OZLM XII, Ltd.	Subordinated Notes	—%	4/30/2027	1/17/2017	12,122,952	8,428,707	5,139,906	1.5%
OZLM XXII, Ltd.	Subordinated Notes	16.30%	1/17/2031	5/11/2017	27,343,000	17,279,651	13,808,503	4.0%
Romark WM-R Ltd.	Subordinated Notes	10.91%	4/21/2031	4/11/2014	490,713	417,613	264,423	0.1%
Sound Point CLO II, Ltd.	Subordinated Notes	16.58%	1/27/2031	5/16/2019	21,053,778	12,268,952	9,109,272	2.6%
Sound Point CLO VII-R, Ltd.	Subordinated Notes	21.58%	10/23/2031	7/31/2019	9,002,745	3,688,712	2,957,788	0.9%
Sound Point CLO XVII, Ltd.	Subordinated Notes	14.62%	10/20/2030	7/11/2018	15,000,000	13,948,178	11,022,952	3.3%
Sound Point CLO XVIII, Ltd.	Subordinated Notes	13.88%	1/20/2031	10/29/2018	6,250,000	6,115,896	5,007,482	1.4%
Symphony CLO XIV, Ltd.(6)	Subordinated Notes	—%	7/14/2026	5/6/2014	750,000	445,378	233,258	0.1%
Symphony CLO XVI, Ltd.	Subordinated Notes	11.37%	10/15/2031	7/1/2015	5,000,000	4,233,667	2,736,519	0.8%
TCI-Symphony CLO 2017-1, Ltd.	Subordinated Notes	38.35%	7/15/2030	9/15/2020	3,000,000	1,398,851	1,487,360	0.4%
THL Credit Wind River 2013-1 CLO, Ltd.	Subordinated Notes	12.77%	7/19/2030	11/1/2017	10,395,000	7,994,180	4,998,022	1.4%
THL Credit Wind River 2013-2 CLO, Ltd.	Income Notes	12.34%	10/18/2030	12/27/2017	3,250,000	2,061,629	1,321,455	0.4%
THL Credit Wind River 2014-1 CLO, Ltd.	Subordinated Notes	16.52%	7/18/2031	7/11/2018	11,800,000	8,177,348	6,665,580	1.9%
THL Credit Wind River 2017-4 CLO, Ltd.	Subordinated Notes	34.75%	11/20/2030	6/25/2020	3,765,400	2,504,589	2,681,531	0.8%
THL Credit Wind River 2018-2 CLO, Ltd.	Subordinated Notes	18.70%	7/15/2030	3/11/2019	8,884,000	7,954,555	6,644,089	1.9%
THL Credit Wind River 2018-3 CLO, Ltd.	Subordinated Notes	21.49%	1/20/2031	6/28/2019	13,000,000	11,833,189	10,059,916	2.9%
Venture XVIII CLO, Ltd.	Subordinated Notes	10.51%	10/15/2029	7/16/2018	4,750,000	3,253,022	2,417,844	0.7%
Venture 28A CLO, Ltd.	Subordinated Notes	12.83%	10/19/2029	7/16/2018	12,000,000	10,031,484	8,277,178	2.4%
Venture XXX CLO, Ltd.	Subordinated Notes	17.33%	1/15/2031	7/16/2018	5,100,000	4,475,836	3,988,229	1.1%
Venture XXXII CLO, Ltd.	Subordinated Notes	17.28%	7/18/2031	10/9/2018	7,929,328	7,517,198	6,751,531	1.9%
Venture XXXIV CLO, Ltd.	Subordinated Notes	19.99%	10/15/2031	7/30/2019	5,250,000	4,513,604	4,056,237	1.2%
Voya IM CLO 2013-1, Ltd.	Income Notes	9.21%	10/15/2030	6/9/2016	4,174,688	2,910,127	1,974,798	0.6%
Voya IM CLO 2013-3, Ltd.	Subordinated Notes	1.17%	10/17/2031	2/13/2015	4,000,000	2,239,143	1,230,356	0.4%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Voya IM CLO 2014-1, Ltd.	Subordinated Notes	4.80%	4/18/2031	2/5/2014	$314,774	$237,997	$142,271	0.0%
Voya CLO 2014-3, Ltd.(6)	Subordinated Notes	—%	7/24/2026	4/10/2015	7,000,000	3,296,267	574,317	0.2%
Voya CLO 2014-4, Ltd.	Subordinated Notes	5.37%	7/14/2031	11/10/2014	1,000,000	740,439	462,726	0.1%
Voya CLO 2015-2, Ltd.	Subordinated Notes	15.96%	7/23/2027	6/24/2015	13,712,000	8,836,911	7,714,379	2.2%
Voya CLO 2016-1, Ltd.	Subordinated Notes	14.42%	1/21/2031	1/22/2016	7,750,000	6,903,282	5,847,456	1.7%
Voya CLO 2016-3, Ltd.	Subordinated Notes	11.88%	10/20/2031	9/30/2016	10,225,000	8,560,723	7,089,674	2.0%
Voya CLO 2017-3, Ltd.	Subordinated Notes	9.71%	7/19/2030	6/15/2017	5,750,000	6,415,315	5,055,931	1.5%
Voya CLO 2018-1, Ltd.	Subordinated Notes	14.07%	4/18/2031	2/23/2018	10,000,000	9,694,630	7,651,884	2.2%
Voya CLO 2019-1, Ltd.	Subordinated Notes	24.55%	4/15/2031	1/27/2020	15,500,000	14,468,763	12,874,400	3.7%
West CLO 2014-1 Ltd.(6)	Subordinated Notes	—%	7/17/2026	6/24/2014	13,375,000	8,109,244	3,777,451	1.1%
Total Collateralized Loan Obligation - Equity Class						$575,055,382	$449,712,477	129.3%

Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Apidos CLO XXIV	Class E-R Notes	8.13% (LIBOR + 7.86%)	10/21/2030	3/10/2020	$2,000,000	$1,450,952	$1,466,876	0.4%
California Street CLO IX, Ltd.	Class F-R2 Notes	8.79% (LIBOR + 8.52%)	7/16/2032	9/2/2020	2,000,000	1,522,284	1,542,220	0.4%
Carlyle Global Market Strategies 2014-2-R, Ltd.	Class E Notes	8.28% (LIBOR + 8.00%)	5/15/2031	3/6/2019	7,675,663	6,729,740	5,602,736	1.6%
Carlyle CLO 17, Ltd.	Class E-R Notes	8.62% (LIBOR + 8.35%)	4/30/2031	3/5/2019	3,000,000	2,750,871	2,569,508	0.7%
Cent CLO 21 Limited	Class E-R2 Notes	8.89% (LIBOR + 8.65%)	7/26/2030	7/12/2018	109,122	102,748	90,424	0.0%
CIFC Funding 2014-IV-R, Ltd.	Class E Notes	8.27% (LIBOR + 8.00%)	10/17/2030	11/12/2019	9,000,000	7,284,926	7,106,308	2.0%
CIFC Funding 2014-V, Ltd.	Class F-R2 Notes	8.77% (LIBOR + 8.50%)	10/17/2031	9/17/2018	750,000	724,952	639,741	0.2%
CIFC Funding 2015-I, Ltd.	Class F-RR Notes	8.11% (LIBOR + 7.85%)	1/22/2031	10/31/2019	5,000,000	3,926,031	4,207,387	1.2%
CIFC Funding 2015-IV, Ltd.	Class E-R Notes	8.92% (LIBOR + 8.65%)	10/20/2027	12/14/2018	9,000,000	8,608,568	7,332,891	2.1%
CIFC Funding 2016-I, Ltd.	Class F-R Notes	10.42% (LIBOR + 10.15%)	10/21/2031	9/16/2019	3,750,000	3,561,739	3,217,520	0.9%
Galaxy XXI CLO, Ltd.	Class F-R Notes	7.52% (LIBOR + 7.25%)	4/21/2031	3/8/2019	6,000,000	4,848,955	5,068,183	1.5%
Galaxy XXVII CLO, Ltd.	Class F Junior Notes	8.34% (LIBOR + 8.06%)	5/16/2031	3/5/2019	1,500,000	1,324,583	1,224,717	0.4%
Galaxy XXVIII CLO, Ltd.	Class F Junior Notes	8.76% (LIBOR + 8.48%)	7/15/2031	6/29/2018	41,713	38,655	33,894	0.0%
HarbourView CLO VII-R, Ltd.	Class F Notes	8.54% (LIBOR + 8.27%)	7/18/2031	10/29/2018	6,297,581	6,051,670	4,566,499	1.3%
Madison Park Funding XIII, Ltd.	Class F-R Notes	8.22% (LIBOR + 7.95%)	4/19/2030	10/25/2019	2,000,000	1,649,980	1,613,915	0.5%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Madison Park Funding XIV, Ltd.	Class F-R Notes	8.03% (LIBOR + 7.77%)	10/22/2030	3/13/2020	4,500,000	2,998,918	3,005,168	0.9%
Mountain View CLO IX Ltd.	Class E Notes	8.30% (LIBOR + 8.02%)	7/15/2031	10/29/2018	$3,625,000	$3,467,429	$2,666,560	0.8%
Octagon Investment Partners XVII, Ltd.	Class F-R2 Notes	7.44% (LIBOR + 7.20%)	1/27/2031	10/15/2019	5,362,500	4,085,175	4,133,154	1.2%
Octagon Investment Partners 18-R, Ltd.	Class E Notes	8.52% (LIBOR + 8.25%)	4/16/2031	10/15/2019	6,000,000	4,745,556	4,882,983	1.5%
Octagon Investment Partners XXII, Ltd.	Class F-RR Notes	8.01% (LIBOR + 7.75%)	1/22/2030	11/25/2019	5,500,000	4,187,094	4,410,513	1.3%
OZLM VIII, Ltd.	Class E-RR Notes	8.44% (LIBOR + 8.17%)	10/17/2029	11/6/2018	8,815,034	8,506,317	6,920,783	2.0%
Sound Point CLO IV-R, Ltd.	Class F Notes	8.37% (LIBOR + 8.10%)	4/18/2031	3/18/2019	3,500,000	3,164,975	2,560,520	0.7%
Venture XIX CLO, Ltd.	Class F-RR Notes	8.78% (LIBOR + 8.50%)	1/15/2032	11/16/2018	7,900,000	7,622,755	6,626,668	1.9%
Venture XXXIII CLO, Ltd.	Class F Notes	8.28% (LIBOR + 8.00%)	7/15/2031	12/3/2019	2,500,000	1,831,581	1,879,682	0.5%
Voya IM CLO 2012-4, Ltd.	Class E-R-R Notes	11.13% (LIBOR + 10.85%)	10/15/2030	10/11/2019	3,320,000	3,215,929	2,782,362	0.8%
Voya IM CLO 2014-1, Ltd.	Class E-R2 Notes	8.62% (LIBOR + 8.35%)	4/18/2031	4/11/2019	3,071,930	2,798,887	2,442,355	0.7%
Total Collateralized Loan Obligation - Debt Class						$97,201,270	$88,593,567	25.5%

Total Portfolio Investments						$672,256,652	$538,306,044	154.8%
Other liabilities in excess of assets							(196,625,029)	(56.5)%
Net Assets (33,795,183 shares issued and outstanding)							$347,800,248	100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and CLO expenses. The current estimated yield, calculated using amortized cost, is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. As of June 30, 2020, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.

(4) The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 0.23% at September 30, 2020. The current base rate for each investment may be different from the reference rate on September 30, 2020.

(5) Restricted securities for which quotations are not readily available are valued at fair value, as determined by the Board of Directors.
(6) The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital with any remaining unamortized investment costs written off if the actual distributions are less than the amortized investment cost. If an investment has been impaired upon being called, any future distributions will be recorded as a return of capital. To the extent that the impaired CLO’s cost basis is fully recovered, any future distributions will be recorded as realized gains.

(7) This investment has contractual payment-in-kind (“PIK”) interest. PIK interest computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date.
(8) This investment was not settled as of September 30, 2020 and therefore was not accruing income.

Note 1. Investments
Investment Valuation
Priority Income Fund, Inc. (the “Company”) follows guidance under United States generally accepted accounting principles (“U.S. GAAP”), which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.
1.The independent valuation firm prepares independent valuations based on its own independent assessments and issues its valuation report.
2.The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firm the valuation report, and then makes a recommendation to the Board as to the value for each investment.
3.The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the independent valuation firm, and the Audit Committee.

The Company's investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using both a discounted single-path cash flow model and a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities. These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows. We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third-party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Securities Transactions
Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method.

Recent Accounting Pronouncements
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. The effectiveness of the amended guidance in ASU 2016-13 did not have a material effect on the Company’s schedule of investments presentation.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. The effectiveness of the amended guidance in ASU 2018-13 did not have a material effect on the Company’s schedule of investments presentation.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform. The amendments in ASU 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Company's schedule of investments presentation. The Company did not utilize the optional expedients and exceptions provided by ASU 2020-04 during the quarter ended September 30, 2020.

Portfolio Investments
During the quarter ended September 30, 2020, the Company purchased investment securities (excluding short-term securities) of $17,155,000.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of September 30, 2020:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligation - Equity Class	$—	$—	$457,337,619	$457,337,619
Collateralized Loan Obligation - Debt Class	—	—	88,593,567	88,593,567
	$—	$—	$545,931,186	$545,931,186

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

	Collateralized Loan Obligation - Equity Class	Collateralized Loan Obligation - Debt Class	Total
Balance at June 30, 2020	$440,146,595	$90,885,303	$531,031,898
Net realized gain on investments	2,205	—	2,205
Change in unrealized depreciation, net	(6,389,169)	(4,433,846)	(10,823,015)
Purchases of portfolio investments	15,635,000	1,520,000	17,155,000
Payment-in-kind interest	—	346,367	346,367
Distributions received from investments	(467,438)	—	—
Proceeds from sales of investments	—	—	—
Accretion of purchase discount, net	8,410,426	275,743	8,686,169
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—
Balance at September 30, 2020	$457,337,619	$88,593,567	$545,931,186

Net change in unrealized depreciation attributable to Level 3 investments still held at the end of the period	$(6,389,169)	$(4,433,846)	$(10,823,015)

(1)Transfers are assumed to have occurred at the beginning of the period. There were no transfers between any levels during the period.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of September 30, 2020:

		Unobservable Input
Asset Category	Primary Valuation Technique	Input	Range(1)(2)	Weighted Average(1)
Collateral Loan Obligation - Equity Class	Discounted Cash Flow	Discount Rate	1.98% - 36.54%	25.29%
Collateral Loan Obligation - Debt Class	Discounted Cash Flow	Discount Rate	10.40% - 14.94%	12.66%
(1) Excludes investments that have been called for redemption.
(2) Represents the implied discount rate based on the Company’s internally generated single cash flows that is derived from the fair value     estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.

In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds, as those portfolios are managed by non-affiliated third-party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

The Company’s portfolio primarily consists of residual interest investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to reductions in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments). Such an increase in financing costs without a correspondence increase in investment income could result in materially smaller distribution payments to the residual interest investors.

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). In April 2018, the Federal Reserve System, in conjunction with the Alternative Reference Rate Committee, announced the replacement of LIBOR with a new index, calculated by short term repurchase agreements collateralized by U.S. Treasury securities, called the Secured Overnight Financing Rate, or the “SOFR.” The Federal Reserve Bank of New York began publishing SOFR in April 2018. Whether or not SOFR attains market traction as a LIBOR replacement remains a question and the future of LIBOR at this time is uncertain, including whether the Wuhan Virus (as defined below) will have further effect on LIBOR transition plans. On July 12, 2019, the Staff from the SEC’s Division of Corporate Finance, Division of Investment Management, Division of Trading and Markets, and Office of the Chief Accountant issued a statement about the potentially significant effects on financial markets and market participants when LIBOR is discontinued in 2021 and no longer available as a reference benchmark rate. The Staff encouraged all market participants to identify contracts that reference LIBOR and begin transitions to alternative rates. In addition, on March 25, 2020, the U.K. Financial Conduct Authority reaffirmed the central assumption that firms cannot rely on LIBOR being published after the end of 2021. However, the outbreak of the Wuhan Virus may adversely impact the timing of many firms’ transition planning, and we continue to assess the potential impact of the outbreak on our transition plans. Although SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates, whether the Wuhan Virus outbreak will have further effect on LIBOR transition timelines or plans, or other reforms to LIBOR that may be enacted in the United States, United Kingdom or elsewhere.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, the potential implementation of SOFR, the discontinuation of LIBOR, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. Recently, the CLOs we are invested in have included, or have been amended to include, language permitting the CLO investment manager to implement a market replacement rate (like SOFR) upon the occurrence of certain material disruption events. However, we cannot ensure that all CLOs in which we are invested will have such provisions, nor can we ensure the CLO investment managers will undertake the suggested amendments when able. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

If the Company owns more than 10% of the shares in a foreign corporation that is treated as a CFC (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in PFICs (including residual interest tranche investments in CLOs that are PFICs), therefore the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its common stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its tax treatment as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Impact of the novel coronavirus (“Wuhan Virus”) pandemic
The U.S. capital markets are experiencing a period of extreme volatility and disruption. In December 2019, a novel strain of coronavirus (the "Wuhan Virus") surfaced in Wuhan, China. The Wuhan Virus has been declared a pandemic by the World Health Organization and, in response to the outbreak, the U.S. Health and Human Services Secretary has declared a public health emergency in the United States. The Wuhan Virus has had a devastating impact on the global economy, including the U.S. economy, and has resulted in a global economic rescission.

Many states, including those in which the Company and the underlying borrowers of the Company’s CLO investments operate, have issued orders requiring the closure of non-essential businesses and/or requiring residents to stay at home. The Wuhan Virus pandemic and preventative measures taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, or the reintroduction of business shutdowns, cancellations of and restrictions on events and travel, significant reductions in demand for certain goods and services, reductions in and restrictions on business activity and financial transactions, supply chain interruptions and overall economic and financial market instability both globally and in the United States. Such effects will likely continue for the duration of the pandemic, which is uncertain, and for some period thereafter. While several countries, as well as certain states, counties and cities in the United States, have begun to lift the public health restrictions with a view to reopening their economies, recurring Wuhan Virus outbreaks have led to the re-introduction of such restrictions in certain states in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere. Additionally, the absence of viable treatment options or a vaccine could lead people to continue to self-isolate and not participate in the economy at prepandemic levels for a prolonged period of time. Further, the extent and strength of any economic recovery after the Wuhan Virus pandemic abates, including following any "second wave" or other intensifying of the pandemic, is uncertain and subject to various factors and conditions. Even after the Wuhan Virus pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession.

The Wuhan Virus pandemic (including the preventative measures taken in response thereto) has to date (i) created significant business disruption issues for certain of the underlying borrowers of the Company’s CLO investments, and (ii) materially and adversely impacted the value and performance of certain of the Company’s CLO investments. The Wuhan Virus pandemic is having a particularly adverse impact on industries in which certain of the underlying borrowers of the Company’s CLO investments operate, including energy, hospitality, travel, retail and restaurants. Certain of the underlying borrowers of the Company’s CLO investments in other industries have also been significantly impacted. The Wuhan Virus pandemic is continuing as of the filing date of this schedule of investments, and its extended duration may have further adverse impacts on the Company’s CLO investments after September 30, 2020, including for the reasons described herein. Although on March 27, 2020, the U.S. government enacted the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which contains provisions intended to mitigate the adverse economic effects of the Wuhan Virus pandemic, it is uncertain whether, or how much, the underlying borrowers of the Company’s CLO investments will be able to benefit from the CARES Act or any other subsequent legislation intended to provide financial relief or assistance. As a result of this disruption and the pressures on their liquidity, certain of the underlying borrowers of the Company’s CLO investments have been, or may continue to be, incentivized to draw on most, if not all, of the unfunded portion of any revolving or delayed draw term loans made by the CLO collateral managers, subject to availability under the terms of such loans.

As a management investment company, the Company is required to carry the Company’s investments at fair value as determined in good faith by the Board. Depending on market conditions, the Company could incur substantial losses in future periods, which could have a material adverse impact on the Company’s business, financial condition, and results of operations.

Although it is difficult to predict the extent of the impact of the Wuhan Virus outbreak on the underlying CLO vehicles the Company invests in, the failure by a CLO vehicle to satisfy certain financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Company. In the event the CLO vehicle fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The Wuhan Virus pandemic has adversely impacted the fair value of the Company’s investments as of September 30, 2020, and the values assigned as of this date may differ materially from the values that the Company may ultimately realize with respect to the Company’s investments. The impact of the Wuhan Virus pandemic may not yet be fully reflected in the valuation of the

Company’s investments as the Company’s valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information that is often from a time period earlier, generally two to three months, than the quarter for which the Company is reporting. Additionally, the Company may not have yet received information or certifications from CLO collateral managers that indicate any or the full extent of declining performance or non-compliance with debt covenants, as applicable, as a result of the Wuhan Virus pandemic. As a result, the Company’s valuations at September 30, 2020 may not show the complete or continuing impact of the Wuhan Virus pandemic and the resulting measures taken in response thereto. In addition, write downs in the value of the Company’s investments have reduced, and any additional write downs may further reduce, the Company’s net asset value. Accordingly, the Company may continue to incur additional net unrealized losses or may incur realized losses after September 30, 2020, which could have a material adverse effect on the Company’s business, financial condition and results of operations.

Co-Investments
On January 13, 2020, the parent company of the Adviser received an exemptive order from the SEC (the “Order”), which superseded a prior co-investment exemptive order granted on February 10, 2014, granting the parent company the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”) and Prospect Flexible Income Fund, Inc. (“FLEX”), where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions included therein.

Under the terms of the order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed or owned by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed or owned by the Adviser or its affiliates has previously invested.

Note 2. Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. In order to continue to qualify for RIC tax treatment among other things, the Company is required to distribute at least 90% of its investment company taxable income and intends to distribute all of the Company’s investment company taxable income and net capital gain to stockholders. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

For income tax purposes, distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. In general, the Company may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items.

As of September 30, 2020, the cost basis of investments for tax purposes was as follows:

Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/(Depreciation)
$565,518,484	$34,203,462	$(53,790,760)	$(19,587,298)

The differences between book-basis and tax-basis for determining unrealized appreciation/(depreciation) relate primarily to (i) the realization for tax purposes of mark-to-market gains on certain investments in passive foreign investment companies and (ii) tax basis adjustments resulting from cash distributions from passive foreign investment companies in excess of earnings and profits that are characterized as return of capital.

Tax balances are estimates and the final determination for this year will not be made until the Company files its tax return for the tax year ended June 30, 2021.

INDEX TO FINANCIAL STATEMENTS

The following financial statements of Priority Income Fund, Inc. are included in this statement of additional information:

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors
Priority Income Fund, Inc.
New York, New York
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Priority Income Fund, Inc. (the “Company”), including the schedule of investments, as of June 30, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at June 30, 2020, the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ BDO USA, LLP
We have served as the Company's auditor since 2012.                            New York, New York                                            August 27, 2020

BDO USA, LLP, a Delaware limited liability partnership, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.
BDO is the brand name for the BDO network and for each of the BDO Member Firms.

Statement of Assets and Liabilities
As of June 30, 2020

Assets
Investments, at fair value (amortized cost $656,660,732)	$531,031,898
Cash	13,849,837
Interest receivable	1,973,912
Deferred common stock offering costs (Note 5)	450,746
Deferred financing costs on Revolving Credit facility (Note 12)	349,392
Prepaid expenses	244,397
Due from affiliate (Note 5)	163,358
Receivable for capital shares sold	2,221
Total assets	548,065,761
Liabilities
Mandatorily redeemable preferred stock; ($0.01 par value; 40,000,000 shares authorized; 1,481,435 Series A Term Preferred Stock outstanding with net offering costs of $326,822 and unamortized discount of $898,685; 984,918 Series B Term Preferred Stock outstanding with net offering costs of $264,044 and unamortized discount of $546,277; 1,557,099 Series C Term Preferred Stock outstanding with net offering costs of $263,232 and unamortized discount of $944,938; 1,096,007 Series D Term Preferred Stock outstanding with net offering costs of $369,220 and unamortized discount of $789,381; 1,039,316 Series E Term Preferred Stock outstanding with net offering costs of $358,469 and unamortized discount of $686,440; 1,235,348 Series F Term Preferred Stock outstanding with net offering costs of $169,980 and unamortized discount of $929,525 (Note 7)	178,306,062
Notes payable (less unamortized discount and debt issuance costs of $183,487) (Note 13)	14,347,763
Due to adviser (Note 5)	5,495,987
Accrued expenses	1,567,349
Due to administrator (Note 5)	336,771
Other liabilities	141,315
Interest payable	64,583
Preferred dividend payable	5,683
Total liabilities	200,265,513
Commitments and contingencies (Note 10)	—
Net assets	$347,800,248

Components of net assets:
Common stock, $0.01 par value; 160,000,000 shares authorized; 32,893,621 shares issued and
outstanding (Note 4)	$328,936
Paid-in capital in excess of par (Note 4)	402,974,948
Total distributable earnings	(55,503,636)
Net assets	$347,800,248

Net asset value per share	$10.57

See accompanying notes to financial statements.

Statement of Operations
For the year ended June 30, 2020

Investment income
Interest income from investments	$90,939,378
Total investment income	90,939,378
Expenses
Incentive fee (Note 5)	11,936,606
Base management fee (Note 5)	11,063,813
Total investment advisory fees	23,000,419

Preferred dividend expense	11,356,330
Administrator costs (Note 5)	2,577,620
Transfer agent fees and expenses	1,383,687
General and administrative	1,227,853
Valuation services	1,002,433
Interest expense	736,081
Audit and tax expense	579,050
Amortization of common stock offering costs (Note 5)	564,802
Report and notice to shareholders	547,173
Legal expense	255,360
Insurance expense	235,157
Director fees	150,000
Adviser shared service expense (Note 5)	141,789
Total expenses	43,757,754
Expense Support Repayment (Note 5)	—
Net expenses	43,757,754
Net investment income	47,181,624
Net realized loss and net change in unrealized appreciation (depreciation) on investments
Net realized loss on investments	(61,501)
Net change in unrealized appreciation (depreciation) on investments	(83,798,570)
Net realized loss and net change in unrealized appreciation (depreciation) on investments	(83,860,071)
Net realized gain on repurchase of preferred stock	1,299,945
Net decrease in net assets resulting from operations	$(35,378,502)

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2020	June 30, 2019

Net increase (decrease) in net assets resulting from operations:
Net investment income	$47,181,624	$43,015,803
Net realized loss on investments	(61,501)	(2,070,447)
Net change in unrealized appreciation (depreciation) on investments	(83,798,570)	(16,897,033)
Net realized gain on repurchase of preferred stock	1,299,945	—
Net increase (decrease) in net assets resulting from operations	(35,378,502)	24,048,323
Distributions to common stockholders:
Dividends from earnings (Notes 6 and 8)	(22,014,211)	(28,759,597)
Return of capital (Notes 6 and 8)	(23,043,995)	(11,293,866)
Total distributions to common stockholders	(45,058,206)	(40,053,463)
Capital transactions:
Gross proceeds from shares sold (Note 4)	28,785,035	51,119,673
Commissions and fees on shares sold (Note 5)	(2,117,549)	(3,893,401)
Repurchase of common shares (Note 4)	(19,399,941)	(17,086,002)
Reinvestment of distributions (Note 4)	21,264,488	17,922,234
Proceeds from merger transaction (Note 11)	—	34,965,647
Net increase in net assets from capital transactions	28,532,033	83,028,151
Total (decrease)/increase in net assets	(51,904,675)	67,023,011
Net assets:
Beginning of year	399,704,923	332,681,912
End of year	$347,800,248	$399,704,923

See accompanying notes to financial statements.

Statement of Cash Flows
For the year ended June 30, 2020
Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(35,378,502)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Amortization of common stock offering costs (Note 5)	564,802
Accretion of purchase discount, net	2,885,652
Amortization of preferred stock deferred offering costs	211,282
Amortization of preferred stock discount	672,657
Amortization of notes payable debt issuance costs	2,977
Amortization of notes payable discount	7,684
Amortization of deferred financing costs on Revolving Credit Facility (Note 12)	79,256
Purchases of investments	(104,319,386)
Proceeds from sales of investments	6,046,300
Repayments from investments	2,862,659
Payment-in-kind interest	(539,463)
Net realized loss on investments	61,501
Net change in unrealized appreciation (depreciation) on investments	83,798,570
Net realized gain on repurchase of preferred stock	(1,299,945)
(Increase) Decrease in operating assets:
Deferred common stock offering costs (Note 5)	(867,504)
Deferred financing costs on Revolving Credit Facility (Note 12)	(428,648)
Interest receivable	(697,707)
Due from affiliate (Note 5)	(31,440)
Prepaid expenses	(225,168)
Increase (Decrease) in operating liabilities:
Payable for investment securities purchased	(14,737,226)
Due to Adviser (Note 5)	(123,874)
Accrued expenses	(551,510)
Due to Administrator (Note 5)	127,428
Due to affiliate (Note 5)	(22,155)
Preferred dividend payable	(6,045)
Interest payable	64,583
Net cash used in operating activities	(61,843,222)
Cash flows provided by financing activities:
Gross proceeds from shares sold (Note 4)	30,669,738
Commissions and fees on shares sold (Note 5)	(2,231,334)
Distributions paid to common stockholders	(28,834,360)
Repurchase of common shares (Note 4)	(19,399,941)
Proceeds from the issuance of mandatorily redeemable preferred stock (Note 7)	59,377,323
Repurchases of mandatorily redeemable preferred stock (Note 7)	(3,836,391)
Preferred stock issuance costs, paid and deferred	(850,817)
Borrowings under Revolving Credit Facility (Note 12)	13,000,000
Repayments of Revolving Credit Facility (Note 12)	(13,000,000)
Proceeds from the issuance of notes payable (Note 13)	14,531,250
Notes payable debt issuance costs, paid and deferred	(194,148)
Net cash provided by financing activities	49,231,320
Net decrease in cash	(12,611,902)
Cash, beginning of year	26,461,739
Cash, end of year	$13,849,837
Non-cash financing activity:
Value of shares issued through reinvestment of distributions	$21,264,488
Supplemental disclosure:
Cash paid for interest	$581,581
See accompanying notes to financial statements.

Schedule of Investments
As of June 30, 2020

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.(6)	Subordinated Notes	—%	7/15/2026	7/3/2014	$500,000	$264,144	$64,051	0.0%
Apidos CLO XVIII-R	Subordinated Notes	16.36%	10/22/2030	9/26/2018	410,000	503,273	381,352	0.1%
Apidos CLO XX	Subordinated Notes	29.59%	7/16/2031	3/4/2020	5,500,000	2,908,543	3,194,783	0.9%
Apidos CLO XXI	Subordinated Notes	9.65%	7/19/2027	5/13/2015	5,000,000	4,118,837	2,969,018	0.9%
Apidos CLO XXII	Subordinated Notes	27.32%	4/21/2031	9/17/2015	9,894,611	5,976,939	6,675,962	1.9%
Apidos CLO XXIV	Subordinated Notes	21.38%	10/21/2030	5/17/2019	6,750,000	4,202,877	3,894,396	1.1%
Apidos CLO XXVI	Subordinated Notes	20.48%	7/18/2029	7/25/2019	6,000,000	4,245,560	4,108,528	1.2%
Babson CLO Ltd. 2015-I	Subordinated Notes	9.58%	1/20/2031	4/1/2015	3,400,000	2,331,016	1,629,768	0.5%
Barings CLO Ltd. 2018-III	Subordinated Notes	3.82%	7/20/2029	10/10/2014	397,600	232,641	144,047	0.0%
BlueMountain CLO 2012-2 Ltd.	Subordinated Notes	9.33%	11/20/2028	1/7/2015	3,000,000	2,460,760	1,633,285	0.5%
BlueMountain CLO 2013-2 Ltd.	Subordinated Notes	5.47%	10/22/2030	10/1/2015	1,900,000	1,491,445	895,512	0.3%
BlueMountain Fuji US CLO II Ltd.	Subordinated Notes	13.91%	10/21/2030	8/22/2017	2,500,000	2,320,350	1,884,198	0.5%
California Street CLO IX, Ltd.	Preference Shares	23.03%	7/16/2032	12/13/2019	4,670,000	1,712,213	2,048,412	0.6%
California Street CLO XII, Ltd.(6)	Subordinated Notes	—%	10/15/2025	9/14/2015	14,500,000	7,252,719	2,007,155	0.6%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	13.70%	8/14/2030	6/23/2016	17,550,000	13,055,773	8,647,964	2.5%
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Income Notes	14.00%	1/15/2031	12/22/2016	11,839,488	7,267,967	6,006,792	1.7%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	25.98%	4/17/2031	2/25/2016	12,870,000	7,763,658	8,616,011	2.5%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.	Subordinated Notes	14.91%	7/28/2031	5/23/2018	15,000,000	13,547,973	11,119,148	3.2%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	13.22%	4/20/2027	3/16/2016	6,500,000	6,091,317	4,898,500	1.4%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Subordinated Notes	17.12%	10/19/2029	8/8/2016	3,245,614	3,001,385	2,555,931	0.7%
Carlyle Global Market Strategies CLO 2017-5, Ltd.	Subordinated Notes	13.37%	1/22/2030	12/18/2017	10,000,000	9,621,429	7,773,602	2.2%
Cedar Funding II CLO, Ltd.	Subordinated Notes	13.42%	6/10/2030	9/27/2017	2,500,000	1,920,027	1,612,316	0.5%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	15.08%	7/23/2030	6/19/2017	21,114,286	17,988,434	14,730,204	4.2%
Cedar Funding V CLO, Ltd.	Subordinated Notes	12.70%	7/17/2031	10/15/2018	2,358,000	2,526,273	2,068,615	0.6%
Cedar Funding VI CLO, Ltd.	Subordinated Notes	14.78%	10/20/2028	8/7/2017	4,892,500	4,849,540	4,074,156	1.2%
Cent CLO 21 Limited	Subordinated Notes	7.73%	7/26/2030	5/15/2014	510,555	400,662	267,955	0.1%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
CIFC Funding 2013-I, Ltd.	Subordinated Notes	18.55%	7/16/2030	6/1/2018	3,000,000	1,741,721	1,405,838	0.4%
CIFC Funding 2013-II, Ltd.	Income Notes	7.32%	10/18/2030	2/6/2014	305,000	199,534	139,467	0.0%
CIFC Funding 2013-IV, Ltd.	Subordinated Notes	17.41%	4/28/2031	3/15/2019	8,000,000	5,168,658	4,838,283	1.4%
CIFC Funding 2014, Ltd.	Income Notes	11.57%	1/17/2031	2/6/2014	2,758,900	1,871,178	1,496,833	0.4%
CIFC Funding 2014-III, Ltd.	Income Notes	14.14%	10/22/2031	11/14/2016	$11,700,000	$7,243,624	$5,813,283	1.7%
CIFC Funding 2014-IV-R, Ltd.	Income Notes	12.63%	10/17/2030	8/5/2014	4,286,000	2,772,016	2,189,011	0.6%
CIFC Funding 2015-I, Ltd.	Subordinated Notes	16.51%	1/22/2031	11/24/2015	7,500,000	5,563,831	4,652,278	1.3%
CIFC Funding 2015-III, Ltd.	Subordinated Notes	13.21%	4/19/2029	5/29/2018	10,000,000	7,363,032	6,000,250	1.7%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	7.63%	10/20/2027	4/27/2016	9,100,000	7,207,898	4,949,204	1.4%
CIFC Funding 2016-I, Ltd.	Subordinated Notes	9.51%	10/21/2031	12/9/2016	2,000,000	1,775,076	1,541,720	0.4%
CIFC Funding 2017-I, Ltd.	Subordinated Notes	9.45%	4/20/2029	2/3/2017	8,000,000	7,343,114	5,075,464	1.5%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	14.20%	10/24/2030	8/14/2017	18,000,000	17,424,004	13,687,914	3.9%
CIFC Funding 2018-IV, Ltd.	Subordinated Notes	27.74%	10/17/2031	6/19/2020	6,000,000	4,003,685	3,991,656	1.1%
Galaxy XIX CLO, Ltd.	Subordinated Notes	15.79%	7/24/2030	12/5/2016	2,750,000	1,879,855	1,185,466	0.3%
Galaxy XXVIII CLO, Ltd.	Subordinated Notes	9.76%	7/15/2031	5/30/2014	250,000	179,836	106,334	0.0%
GoldenTree Loan Opportunities IX, Ltd.	Subordinated Notes	14.77%	10/29/2029	7/19/2017	3,250,000	2,487,630	1,716,680	0.5%
Halcyon Loan Advisors Funding 2014-2 Ltd.(6)	Subordinated Notes	—%	4/28/2025	4/14/2014	400,000	210,313	—	—%
Halcyon Loan Advisors Funding 2014-3 Ltd.(6)	Subordinated Notes	—%	10/22/2025	9/12/2014	500,000	298,545	—	—%
Halcyon Loan Advisors Funding 2015-1 Ltd.(6)	Subordinated Notes	—%	4/20/2027	3/16/2015	3,000,000	1,849,511	—	—%
Halcyon Loan Advisors Funding 2015-2 Ltd.(6)	Subordinated Notes	—%	7/26/2027	6/3/2015	3,000,000	1,927,789	153,572	0.0%
Halcyon Loan Advisors Funding 2015-3 Ltd.(6)	Subordinated Notes	—%	10/18/2027	7/27/2015	7,000,000	5,357,527	2,951,071	0.8%
HarbourView CLO VII-R, Ltd.(6)	Subordinated Notes	—%	7/18/2031	6/5/2015	275,000	187,442	84,041	0.0%
Jefferson Mill CLO Ltd.	Subordinated Notes	9.20%	10/20/2031	6/30/2015	6,049,689	4,915,765	3,067,066	0.9%
LCM XV Limited Partnership	Income Notes	3.83%	7/19/2030	1/28/2014	250,000	178,337	101,354	0.0%
LCM XVI Limited Partnership	Income Notes	8.34%	10/15/2031	5/12/2014	6,814,685	4,537,992	2,758,820	0.8%
LCM XVII Limited Partnership	Income Notes	10.82%	10/15/2031	9/17/2014	1,000,000	716,069	525,953	0.2%
Madison Park Funding XIII, Ltd.	Subordinated Notes	22.03%	4/19/2030	2/3/2014	13,000,000	9,023,725	8,527,748	2.5%
Madison Park Funding XIV, Ltd.	Subordinated Notes	14.81%	10/22/2030	7/3/2014	14,000,000	10,233,734	7,915,817	2.3%
Madison Park Funding XV, Ltd.(6)	Subordinated Notes	—%	1/27/2026	12/12/2014	4,000,000	2,610,803	1,438,427	0.4%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Mountain View CLO 2014-1 Ltd.(6)	Income Notes	—%	10/15/2026	8/29/2014	1,000,000	497,106	—	—%
Mountain View CLO IX Ltd.	Subordinated Notes	15.74%	7/15/2031	5/13/2015	8,815,500	5,187,641	4,775,298	1.4%
Octagon Investment Partners XIV, Ltd.	Income Notes	15.12%	7/16/2029	12/1/2017	6,150,000	3,910,950	2,985,207	0.9%
Octagon Investment Partners XV, Ltd.	Income Notes	18.81%	7/19/2030	5/23/2019	5,644,737	3,215,024	2,952,008	0.9%
Octagon Investment Partners XVII, Ltd.	Subordinated Notes	18.24%	1/27/2031	6/28/2018	16,153,000	9,000,650	7,569,383	2.2%
Octagon Investment Partners 18-R, Ltd.	Subordinated Notes	13.12%	4/16/2031	7/30/2015	4,568,944	2,570,280	1,897,550	0.5%
Octagon Investment Partners 20-R, Ltd.	Subordinated Notes	15.78%	5/12/2031	4/25/2019	3,500,000	2,760,962	2,217,519	0.6%
Octagon Investment Partners XXI, Ltd.	Subordinated Notes	14.10%	2/14/2031	1/6/2016	13,822,188	8,212,484	5,765,500	1.7%
Octagon Investment Partners XXII, Ltd.	Subordinated Notes	14.53%	1/22/2030	11/12/2014	6,625,000	4,970,145	3,764,202	1.1%
Octagon Investment Partners XXIII, Ltd.	Subordinated Notes	17.81%	7/15/2027	2/1/2016	$12,000,000	$9,049,408	$8,025,837	2.3%
Octagon Investment Partners 27, Ltd.	Subordinated Notes	15.45%	7/15/2030	10/31/2018	5,000,000	3,611,750	2,833,819	0.8%
Octagon Investment Partners 30, Ltd.	Subordinated Notes	12.67%	3/18/2030	11/16/2017	9,525,000	8,825,424	6,782,925	2.0%
Octagon Investment Partners 31, Ltd.	Subordinated Notes	30.01%	7/19/2030	12/20/2019	3,067,500	1,840,524	1,749,005	0.5%
Octagon Investment Partners 33, Ltd.	Subordinated Notes	16.34%	1/20/2031	7/9/2018	2,850,000	2,520,052	2,189,911	0.6%
Octagon Investment Partners 36, Ltd.	Subordinated Notes	24.76%	4/15/2031	12/20/2019	10,400,960	8,442,067	7,626,024	2.2%
Octagon Investment Partners 39, Ltd.	Subordinated Notes	23.29%	10/21/2030	1/9/2020	10,250,000	7,741,718	7,216,413	2.1%
Octagon Loan Funding, Ltd.	Subordinated Notes	13.87%	11/18/2031	8/25/2014	3,240,000	2,252,534	1,737,441	0.5%
OZLM VI, Ltd.	Subordinated Notes	6.63%	4/17/2031	10/31/2016	15,688,991	11,526,252	7,637,051	2.2%
OZLM VII, Ltd.	Subordinated Notes	2.25%	7/17/2029	11/3/2015	2,654,467	1,525,156	894,545	0.3%
OZLM VIII, Ltd.	Subordinated Notes	3.00%	10/17/2029	8/7/2014	950,000	592,794	334,753	0.1%
OZLM IX, Ltd.	Subordinated Notes	9.39%	10/20/2031	2/22/2017	15,000,000	11,231,940	7,897,520	2.3%
OZLM XII, Ltd.	Subordinated Notes	0.12%	4/30/2027	1/17/2017	12,122,952	8,721,777	5,189,168	1.5%
OZLM XXII, Ltd.	Subordinated Notes	13.83%	1/17/2031	5/11/2017	27,343,000	17,078,344	13,883,714	4.0%
Romark WM-R Ltd.	Subordinated Notes	8.33%	4/21/2031	4/11/2014	490,713	406,334	254,407	0.1%
Sound Point CLO II, Ltd.	Subordinated Notes	15.27%	1/27/2031	5/16/2019	21,053,778	12,262,483	9,486,895	2.7%
Sound Point CLO VII-R, Ltd.	Subordinated Notes	19.94%	10/23/2031	7/31/2019	9,002,745	3,647,199	3,100,109	0.9%
Sound Point CLO XVII, Ltd.	Subordinated Notes	14.13%	10/20/2030	7/11/2018	15,000,000	13,923,158	11,300,106	3.3%
Sound Point CLO XVIII, Ltd.	Subordinated Notes	12.72%	1/20/2031	10/29/2018	6,250,000	6,122,154	5,118,547	1.5%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Symphony CLO XIV, Ltd.(6)	Subordinated Notes	—%	7/14/2026	5/6/2014	750,000	446,825	207,230	0.1%
Symphony CLO XVI, Ltd.	Subordinated Notes	8.33%	10/15/2031	7/1/2015	5,000,000	4,165,286	2,758,515	0.8%
THL Credit Wind River 2013-1 CLO, Ltd.	Subordinated Notes	9.77%	7/19/2030	11/1/2017	10,395,000	7,742,256	4,662,371	1.3%
THL Credit Wind River 2013-2 CLO, Ltd.	Income Notes	9.63%	10/18/2030	12/27/2017	3,250,000	1,998,830	1,333,111	0.4%
THL Credit Wind River 2014-1 CLO, Ltd.	Subordinated Notes	12.41%	7/18/2031	7/11/2018	11,800,000	7,884,309	6,590,691	1.9%
THL Credit Wind River 2017-4 CLO, Ltd.	Subordinated Notes	32.92%	11/20/2030	6/25/2020	3,765,400	2,496,827	2,569,266	0.7%
THL Credit Wind River 2018-2 CLO, Ltd.	Subordinated Notes	17.56%	7/15/2030	3/11/2019	8,884,000	7,848,177	6,708,510	1.9%
THL Credit Wind River 2018-3 CLO, Ltd.	Subordinated Notes	20.08%	1/20/2031	6/28/2019	13,000,000	11,634,826	9,922,050	2.9%
Venture XVIII CLO, Ltd.	Subordinated Notes	7.87%	10/15/2029	7/16/2018	4,750,000	3,193,973	2,509,518	0.7%
Venture 28A CLO, Ltd.	Subordinated Notes	8.64%	10/19/2029	7/16/2018	12,000,000	9,984,469	7,963,753	2.3%
Venture XXX CLO, Ltd.	Subordinated Notes	15.39%	1/15/2031	7/16/2018	5,100,000	4,436,598	3,920,937	1.1%
Venture XXXII CLO, Ltd.	Subordinated Notes	13.65%	7/18/2031	10/9/2018	7,929,328	7,411,187	6,639,763	1.9%
Venture XXXIV CLO, Ltd.	Subordinated Notes	18.02%	10/15/2031	7/30/2019	5,250,000	4,455,937	4,101,827	1.2%
Voya IM CLO 2013-1, Ltd.	Income Notes	8.86%	10/15/2030	6/9/2016	4,174,688	2,843,595	2,047,067	0.6%
Voya IM CLO 2013-3, Ltd.	Subordinated Notes	0.34%	10/17/2031	2/13/2015	4,000,000	2,232,565	1,292,812	0.4%
Voya IM CLO 2014-1, Ltd.	Subordinated Notes	4.24%	4/18/2031	2/5/2014	$314,774	$235,141	$136,402	0.0%
Voya CLO 2014-3, Ltd.(6)	Subordinated Notes	—%	7/24/2026	4/10/2015	7,000,000	3,296,267	984,814	0.3%
Voya CLO 2014-4, Ltd.	Subordinated Notes	4.58%	7/14/2031	11/10/2014	1,000,000	730,502	479,894	0.1%
Voya CLO 2015-2, Ltd.	Subordinated Notes	16.96%	7/23/2027	6/24/2015	13,712,000	8,795,747	7,681,721	2.2%
Voya CLO 2016-1, Ltd.	Subordinated Notes	14.55%	1/21/2031	1/22/2016	7,750,000	6,860,734	5,931,726	1.7%
Voya CLO 2016-3, Ltd.	Subordinated Notes	11.80%	10/20/2031	9/30/2016	10,225,000	8,525,107	6,797,163	2.0%
Voya CLO 2017-3, Ltd.	Subordinated Notes	9.15%	7/19/2030	6/15/2017	5,750,000	6,377,964	4,850,108	1.4%
Voya CLO 2018-1, Ltd.	Subordinated Notes	13.50%	4/18/2031	2/23/2018	10,000,000	9,615,280	7,729,157	2.2%
Voya CLO 2019-1, Ltd.	Subordinated Notes	23.62%	4/15/2031	1/27/2020	15,500,000	14,142,988	12,920,998	3.7%
West CLO 2014-1 Ltd.(6)	Subordinated Notes	—%	7/17/2026	6/24/2014	13,375,000	8,271,873	4,007,123	1.2%
Total Collateralized Loan Obligation - Equity Class						$561,601,572	$440,146,595	126.6%

Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Apidos CLO XXIV	Class E-R Notes	8.99% (LIBOR + 7.86%)	10/21/2030	3/10/2020	$2,000,000	$1,442,418	$1,452,007	0.4%
Carlyle Global Market Strategies 2014-2-R, Ltd.	Class E Notes	8.39% (LIBOR + 8.00%)	5/15/2031	3/6/2019	7,675,663	6,889,318	6,307,784	1.8%
Carlyle CLO 17, Ltd.	Class E-R Notes	9.11% (LIBOR + 8.35%)	4/30/2031	3/5/2019	3,000,000	2,745,784	2,504,374	0.7%
Cent CLO 21 Limited	Class E-R2 Notes	9.64% (LIBOR + 8.65%)	7/26/2030	7/12/2018	109,122	102,615	88,195	0.0%
CIFC Funding 2014-IV-R, Ltd.	Class E Notes	9.13% (LIBOR + 8.00%)	10/17/2030	11/12/2019	9,000,000	7,247,451	7,469,002	2.1%
CIFC Funding 2014-V, Ltd.	Class F-R2 Notes	9.63% (LIBOR + 8.50%)	10/17/2031	9/17/2018	750,000	724,319	626,826	0.2%
CIFC Funding 2015-I, Ltd.	Class F-RR Notes	8.95% (LIBOR + 7.85%)	1/22/2031	10/31/2019	5,000,000	3,906,795	4,170,140	1.2%
CIFC Funding 2015-IV, Ltd.	Class E-R Notes	9.79% (LIBOR + 8.65%)	10/20/2027	12/14/2018	9,000,000	8,599,056	7,910,337	2.3%
CIFC Funding 2016-I, Ltd.	Class F-R Notes	11.26% (LIBOR + 10.15%)	10/21/2031	9/16/2019	3,750,000	3,558,311	3,143,279	0.9%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Galaxy XXI CLO, Ltd.	Class F-R Notes	8.39% (LIBOR + 7.25%)	4/21/2031	3/8/2019	6,000,000	4,827,427	5,022,543	1.4%
Galaxy XXVII CLO, Ltd.	Class F Junior Notes	8.45% (LIBOR + 8.06%)	5/16/2031	3/5/2019	1,500,000	1,321,024	1,275,470	0.4%
Galaxy XXVIII CLO, Ltd.	Class F Junior Notes	9.70% (LIBOR + 8.48%)	7/15/2031	6/29/2018	41,713	38,589	34,965	0.0%
HarbourView CLO VII-R, Ltd.	Class F Notes	9.41% (LIBOR + 8.27%)	7/18/2031	10/29/2018	6,151,337	5,899,837	5,018,310	1.4%
Madison Park Funding XIII, Ltd.	Class F-R Notes	9.09% (LIBOR + 7.95%)	4/19/2030	10/25/2019	2,000,000	1,641,995	1,688,830	0.5%
Madison Park Funding XIV, Ltd.	Class F-R Notes	8.87% (LIBOR + 7.77%)	10/22/2030	3/13/2020	4,500,000	2,977,412	2,972,610	0.9%
Mountain View CLO IX Ltd.	Class E Notes	9.24% (LIBOR + 8.02%)	7/15/2031	10/29/2018	$3,625,000	$3,463,570	$3,019,170	0.9%
Octagon Investment Partners XVII, Ltd.	Class F-R2 Notes	8.19% (LIBOR + 7.20%)	1/27/2031	10/15/2019	5,362,500	4,062,750	4,490,307	1.3%
Octagon Investment Partners 18-R, Ltd.	Class E Notes	9.43% (LIBOR + 8.25%)	4/16/2031	10/15/2019	6,000,000	4,723,345	5,036,581	1.5%
Octagon Investment Partners XXII, Ltd.	Class F-RR Notes	8.85% (LIBOR + 7.75%)	1/22/2030	11/25/2019	5,500,000	4,163,668	4,654,216	1.3%
OZLM VIII, Ltd.	Class E-RR Notes	9.30% (LIBOR + 8.17%)	10/17/2029	11/6/2018	8,612,463	8,297,070	7,152,375	2.1%
Sound Point CLO IV-R, Ltd.	Class F Notes	9.24% (LIBOR + 8.10%)	4/18/2031	3/18/2019	3,500,000	3,158,464	2,927,177	0.8%
Venture XIX CLO, Ltd.	Class F-RR Notes	9.72% (LIBOR + 8.50%)	1/15/2032	11/16/2018	7,900,000	7,615,692	6,585,786	1.9%
Venture XXXIII CLO, Ltd.	Class F Notes	9.22% (LIBOR + 8.00%)	7/15/2031	12/3/2019	2,500,000	1,821,038	1,976,844	0.6%
Voya IM CLO 2012-4, Ltd.	Class E-R-R Notes	12.07% (LIBOR + 10.85%)	10/15/2030	10/11/2019	3,320,000	3,109,840	2,835,156	0.8%
Voya IM CLO 2014-1, Ltd.	Class E-R2 Notes	9.49% (LIBOR + 8.35%)	4/18/2031	4/11/2019	3,000,000	2,721,372	2,523,019	0.7%
Total Collateralized Loan Obligation - Debt Class						$95,059,160	$90,885,303	26.1%

Total Portfolio Investments						$656,660,732	$531,031,898	152.7%
Other liabilities in excess of assets							(183,231,650)	(52.7)%
Net Assets							$347,800,248	100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and CLO expenses. The current estimated yield, calculated using amortized cost, is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. As of June 30, 2020, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.

(4) The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was .302% at June 30, 2020. The current base rate for each investment may be different from the reference rate on June 30, 2020.

(5) Restricted securities for which quotations are not readily available are valued at fair value, as determined by the Board of Directors.
(6) The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital with any remaining unamortized investment costs written off if the actual distributions are less than the amortized investment cost. If an investment has been impaired upon being called, any future distributions will be recorded as a return of capital. To the extent that the impaired CLO’s cost basis is fully recovered, any future distributions will be recorded as realized gains.

See accompanying notes to financial statements.

Note 1. Principal Business and Organization
Priority Income Fund, Inc., (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, nondiversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on May 9, 2013. In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (“Senior Secured Loans”) with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

The Company is managed by Priority Senior Secured Income Management, LLC (the “Adviser”), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management, L.P. (“PCM”) and 50% by Stratera Holdings, LLC (“Stratera Holdings”).

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis. The Company commenced the offering on May 9, 2013, at an initial offering price of $15.00 per share, for an initial offering period of 36 months from the date of the commencement of the offering. On January 6, 2014, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

On February 9, 2016 the Company’s Board of Directors the (the “Board”) approved an 18-month extension to the offering period for the sale of the Company’s common shares through November 9, 2017. Subsequently, on May 30, 2017, the Board approved a continuation of this offering for an additional two years, extending the offering period for the sale of shares through November 2, 2019. On November 25, 2019, the Board approved an additional 18-month continuous public offering period until the earlier of (i) July 23, 2021, or (ii) the date upon which 150,000,000 common shares have been sold in the course of the offering of the Company's common shares, unless further extended by our Board.

On December 21, 2018 the Board approved a definitive agreement (the “Merger Agreement”) pursuant to which the Company agreed, subject to the satisfaction of certain closing conditions, to acquire Stira Alcentra Global Credit Fund, a Delaware statutory trust (“Stira Alcentra”), in a common stock transaction (the “Stira Alcentra Acquisition”). In connection with the Merger, the Company also entered into a consulting agreement (the “Consulting Agreement”), with Stira Capital Markets Group, LLC (“SCMG”), the dealer-manager of Stira Alcentra. The transaction was treated as an asset acquisition in accordance with ASC 805, Business Combinations. The transaction was completed on May 10, 2019. See Note 11 for further discussion.

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form N-CSRS, ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6, 10 and 12 of Regulation S-X.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates and those differences could be material.
Reclassifications
Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompanying notes to conform to the presentation as of and for the year ended June 30, 2020.

Cash
Cash held at financial institutions, at times, may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit.

Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:

Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.

Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.

Interest rate risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making us less likely to fully earn all of the expected income of that security and reinvesting in a lower yielding instrument.

Structured Credit Related Risk
CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

Impact of the novel coronavirus (the "Wuhan Virus") pandemic
The U.S. capital markets are experiencing a period of extreme volatility and disruption. In December 2019, a novel strain of coronavirus (the "Wuhan Virus") surfaced in Wuhan, China and the World Health Organization has declared a global pandemic, the United States has declared a national emergency and for the first time in its history, every state in the United States is under a federal disaster declaration. Many states, including those in which the Company and the underlying borrowers of the Company’s CLO investments operate, have issued orders requiring the closure of non-essential businesses and/or requiring residents to stay at home. The Wuhan Virus pandemic and preventative measures taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, cancellations of events and travel, significant reductions in demand for certain goods and services, reductions in business activity and financial transactions, supply chain interruptions and overall economic and financial market instability both globally and in the United States. Such effects will likely continue for the duration of the pandemic, which is uncertain, and for some period thereafter.

The Wuhan Virus pandemic (including the preventative measures taken in response thereto) has to date (i) created significant business disruption issues for certain of the underlying borrowers of the Company’s CLO investments, and (ii) materially and adversely impacted the value and performance of certain of the Company’s CLO investments. The Wuhan Virus pandemic is having a particularly adverse impact on industries in which certain of the underlying borrowers of the Company’s CLO investments operate, including energy, hospitality, travel, retail and restaurants. Certain of the underlying borrowers of the Company’s CLO investments in other industries have also been significantly impacted. The Wuhan Virus pandemic is continuing as of the filing date of this schedule of investments, and its extended duration may have further adverse impacts on the Company’s CLO investments after June 30, 2020, including for the reasons described herein. Although on March 27, 2020, the U.S. government enacted the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which contains provisions intended to mitigate the adverse economic effects of the Wuhan Virus pandemic, it is uncertain whether, or how much, the underlying borrowers of the Company’s CLO investments will be able to benefit from the CARES Act or any other subsequent legislation intended to provide financial relief or assistance. As a result of this disruption and the pressures on their liquidity, certain of the underlying borrowers of the Company’s CLO investments have been, or may continue to be, incentivized to draw on most, if not all, of the unfunded portion of any revolving or delayed draw term loans made by the CLO collateral managers, subject to availability under the terms of such loans.

As a management investment company, we are required to carry our investments at fair value as determined in good faith by our board of directors. Depending on market conditions, we could incur substantial losses in future periods, which could have a material adverse impact on our business, financial condition, and results of operations.

Although it is difficult to predict the extent of the impact of the Wuhan Virus outbreak on the underlying CLO vehicles we invest in, the failure by a CLO vehicle to satisfy certain financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event the CLO vehicle fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

The Wuhan Virus pandemic has adversely impacted the fair value of our investments as of June 30, 2020, and the values assigned as of this date may differ materially from the values that we may ultimately realize with respect to our investments. The impact of the Wuhan Virus pandemic may not yet be fully reflected in the valuation of our investments as our valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information that is often from a time period earlier, generally two to three months, than the quarter for which we are reporting. Additionally, we may not have yet received information or certifications from our portfolio companies that indicate any or the full extent of declining performance or non-compliance with debt covenants, as applicable, as a result of the Wuhan Virus pandemic. As a result, our valuations at June 30, 2020 may not show the complete or continuing impact of the Wuhan Virus pandemic and the resulting measures taken in response thereto. In addition, write downs in the value of our investments have reduced, and any additional write downs may further reduce, our net asset value (and, as a result, our asset coverage calculation). Accordingly, we may continue to incur additional net unrealized losses or may incur realized losses after June 30, 2020, which could have a material adverse effect on our business, financial condition and results of operations.

Investment Valuation
The Company follows guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"), which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Board has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.
2.The independent valuation firm prepares independent valuations based on its own independent assessments and issue its report.
3.The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firm the valuation report, and then makes a recommendation to the Board of the value for each investment.
4.The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the respective independent valuation firm and the Audit Committee.

The Company's investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using both a discounted single-path cash flow model and a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Valuation of Other Financial Assets and Financial Liabilities

ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to choose, at specified election dates, to measure eligible items at fair value (the "Fair Value Option"). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. See Notes 12 and 13 for the disclosures of the fair value of our outstanding debt and the market observable inputs used in determining fair value.

Securities Transactions
Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss.

Revenue Recognition

Interest Income - Equity
Interest income from investments in the “equity” positions of CLOs (typically income notes, subordinated notes or preferred shares) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is updated periodically. Interest income from investments in the “debt” positions of CLOs, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.

Interest Income - Debt Investments
Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any. Generally, if the Company does not expect the borrower to be able to service its debt and other obligations, the Company will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Company generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgment, the payments are likely to remain current. As of June 30, 2020, the Company had no non-accrual investments in its portfolio.

Paid-In-Kind Interest
The Company has certain investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision, which represents contractual interest or dividends that are added to the principal balance and recorded as income. For year ended June 30, 2020, PIK interest included in interest income totaled $539,463. The Company stops accruing PIK interest when it is determined that PIK interest is no longer collectible. To maintain RIC tax treatment, and to avoid corporate tax, substantially all of this income must be paid out to the stockholders in the form of distributions, even though the Company has not yet collected the cash.

Preferred Stock
The Company carries its mandatorily redeemable preferred stock at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 7. Mandatorily Redeemable Preferred Stock” for further details. In accordance with ASC 480-10-25, the Company's mandatorily redeemable preferred stock has been classified as a liability on the Statement of Assets and Liabilities. Dividend payments relating to the mandatorily redeemable preferred stock are included in preferred dividend payable on the Statement of Assets and Liabilities and preferred dividend expense on the Statement of Operations.

Asset Coverage Requirement

As a registered closed-end investment company, the Company is required to comply with the asset coverage requirements of the 1940 Act. Under the 1940 Act, the Company may not issue additional preferred stock if immediately after such issuance the Company will not have an asset coverage of at least 200% (defined as the ratio of the Company’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of the Company’s outstanding preferred stock). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our preferred stockholders. Further, the Company may be restricted from making distributions to holders of the Company’s common stock if the Company does not have asset coverage of at least 200%. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss.

With respect to senior securities representing indebtedness, such as the senior unsecured notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, immediately after such issuance or borrowing, and calculated as the ratio of the Company’s gross assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

Common Stock Offering Costs
Common stock offering costs are capitalized to Deferred common stock offering costs on the Statement of Assets and Liabilities and amortized to expense over the 12 month period following such capitalization on a straight line basis.

Common stock offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s common shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.
Due to Adviser
Amounts due to our Adviser consist of expense support repayments, base management fees, incentive fees, routine non-compensation overhead, and operating expenses and offering expenses paid on behalf of the Company. All balances due to the Adviser are settled quarterly.

Deferred Issuance Costs on Mandatorily Redeemable Preferred Stock
Preferred issuance costs on mandatorily redeemable preferred stock consist of fees and expenses incurred in connection with the closing of preferred stock offerings, and are capitalized at the time of payment. These costs are amortized using the straight line method over the term of the respective preferred stock series. This amortization expense is included in interest expense in the Fund’s financial statements. Upon early termination of preferred stock, the remaining balance of unamortized fees related to such debt is accelerated into realized loss on redemption of mandatorily redeemable preferred stock on the Fund’s Statement of Operations. Deferred issuance costs are presented on the Statement of Assets and Liabilities as a direct deduction from the related series of mandatorily redeemable preferred stock.
Dividends and Distributions
Dividends and distributions to common stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. In order to continue to qualify for RIC tax treatment among other things, the Company is required to distribute at least 90% of its investment company taxable income (the “Annual Distribution Requirement”) and intends to distribute all of the Company’s investment company taxable income and net capital gain to common stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

As of June 30, 2020, the cost basis of investments for tax purposes was $551,358,737 resulting in estimated gross unrealized appreciation and depreciation of $33,521,741 and $(53,848,580), respectively.

If the Company does not distribute (or is not deemed to have distributed) at least (1) 98% of its calendar year ordinary income; (2) 98.2% of its capital gains for the one-year period ending October 31 in that calendar year; and (3) any income recognized but not distributed in the preceding years and on which the Company paid no corporate-level tax, the Company will generally be required to pay an excise tax equal to 4% of such excess amounts. To the extent that the Company determines that its estimated current calendar year taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. As of and for the calendar year ended December 31, 2019, we determined that the Company met the distribution requirements and therefore was not required to pay excise tax. Additionally, as of June 30, 2020, we do not expect to have any excise tax due for 2020 calendar year. Thus, we have not accrued any excise tax for this period.

If the Company fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the
Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to common stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable common stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its common stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2020 and for the year then ended, the Company did not have a liability for any unrecognized tax benefits. Management has analyzed the Company’s positions taken and expected to be taken on its income tax returns for all open tax years and for the year ended June 30, 2020, and has concluded that as of June 30, 2020, no provision for uncertain tax position is required in the Company’s financial statements. Our determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. All federal and state income tax returns for each tax year in the three-year period ended June 30, 2020 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncements
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our financial statements.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. We are currently evaluating the impact of adopting this ASU on our financial statements.

Note 3. Portfolio Investments
Purchases of investment securities (excluding short-term securities) for the year ended June 30, 2020 were $104,319,386. During the year ended June 30, 2020, the Company recorded OTTI on five investments, resulting in realized losses of $919,300. During the year ended June 30, 2020, the Company sold one investment, resulting in a realized gain of $857,785. The Company received $14 from a liquidating payment on an investment that was written-off for tax purposes, which resulted in a realized gain.

The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2020:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligations - Equity Class	$—	$—	$440,146,595	$440,146,595
Collateralized Loan Obligations - Debt Class	—	—	90,885,303	90,885,303
	$—	$—	$531,031,898	$531,031,898

The following table shows the aggregate changes in fair value of out Level 3 investments during the year ended June 30, 2020. :

	Collateralized Loan Obligation - Equity Class	Collateralized Loan Obligation - Debt Class	Total
Fair value at June 30, 2019	$466,812,424	$55,015,307	$521,827,731
Net realized gain (loss) on investments	(919,286)	857,785	(61,501)
Net change in unrealized appreciation (depreciation) on investments	(77,583,743)	(6,214,827)	(83,798,570)
Purchases of investments	57,404,849	46,914,537	104,319,386
Payment-in-kind interest	—	539,463	539,463
Repayments from investments	(2,862,659)	—	(2,862,659)
Proceeds from sales of investments	—	(6,046,300)	(6,046,300)
Amortization of purchase discount, net	(2,704,990)	(180,662)	(2,885,652)
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—
Fair value at June 30, 2020	$440,146,595	$90,885,303	$531,031,898

Net increase in unrealized loss attributable to Level 3 investments still held at the end of the year	$(78,400,254)	$(6,214,827)	$(84,615,081)

(1) Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred. There were no transfers in or out of Level 3 during the year ended June 30, 2020.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of June 30, 2020:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)(2)	Weighted Average(1)(2)
Collateral Loan Obligations - Equity Class	$440,146,595	Discounted Cash Flow	Discount Rate	0.13% - 32.90%	22.64%
Collateral Loan Obligations - Debt Class	90,885,303	Discounted Cash Flow	Discount Rate	10.42% - 15.04%	11.75%
Total Level 3 Investments	$531,031,898

(1) Excludes investments that have been called for redemption.
(2) Represents the implied discount rate based on our internally generated single-path cash flows that are derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.
In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

The Company’s portfolio primarily consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to reductions in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). In April 2018, the Federal Reserve System, in conjunction with the Alternative Reference Rate Committee, announced the replacement of LIBOR with a new index, calculated by short term repurchase agreements collateralized by U.S. Treasury securities, called the Secured Overnight Financing Rate, or the “SOFR.” The Federal Reserve Bank of New York began publishing SOFR in April 2018. Whether or not SOFR attains market traction as a LIBOR replacement remains a question and the future of LIBOR at this time is uncertain, including whether the Wuhan Virus will have further effect on LIBOR transition plans. On July 12, 2019, the Staff from the SEC’s Division of Corporate Finance, Division of Investment Management, Division of Trading and Markets, and Office of the Chief Accountant recently issued a statement about the potentially significant effects on financial markets and market participants when LIBOR is discontinued in 2021 and no longer available as a reference benchmark rate. The Staff encouraged all market participants to identify contracts that reference LIBOR and begin transitions to alternative rates. In addition, on March 25, 2020, the U.K. Financial Conduct Authority reaffirmed the central assumption that firms cannot rely on LIBOR being published after the end of 2021. However, the outbreak of the Wuhan Virus may adversely impact the timing of many firms’ transition planning, and we continue to assess the potential impact of the outbreak on our transition plans. Although SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates, whether the Wuhan Virus outbreak will have further effect on LIBOR transition timelines or plans, or other reforms to LIBOR that may be enacted in the United States, United Kingdom or elsewhere.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. Recently, the CLOs we are invested in have included, or have been amended to include, language permitting the CLO investment manager to implement a market replacement rate (like SOFR) upon the occurrence of certain material disruption events. However, we cannot ensure that all CLOs in which we are invested will have such provisions, nor can we ensure the CLO investment managers will undertake the suggested amendments when able. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.
If the Company owns more than 10% of the shares in a foreign corporation that is treated as a CFC (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in PFICs (including residual interest tranche investments in CLOs that are PFICs), therefore the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its common stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its tax treatment as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Note 4. Capital
The Company offers its shares of common stock with varying up-front sales loads and has elected to designate each level of sales load as a “class” solely as a means of identifying those differing sales loads and the different channels through which shares are sold. Shares available to the general public are charged selling commissions and dealer manager fees and are referred to as “Class R Shares”. Shares available to accounts managed by registered investment advisers are charged dealer manager fees but no selling commissions and are referred to as “Class RIA Shares”. Shares available for purchase through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers are charged no selling commissions or dealer manager fees and are referred to as “Class I Shares.” Although the Company uses “Class” designations to indicate its differing sales load structures, the Company does not operate as a multi-class fund.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, 40,000,000 of which are classified as Term Preferred Stock, par value $0.01 per share, or “Term Preferred Stock”, and 160,000,000 of which are classified as common stock. All shares of common stock have identical voting and distributions rights, and bear their own pro rata portion of the Company’s expenses and have the same net asset value.

Transactions in shares of common stock were as follows during the year ended June 30, 2020 and the year ended June 30, 2019:

	Total
	Shares	Amount
Year Ended June 30, 2020:
Shares sold	2,059,226	$28,785,035
Shares issued from reinvestment of distributions	1,738,580	21,264,488
Repurchase of common shares	(1,595,207)	(19,399,941)
Net increase from capital transactions	2,202,599	$30,649,582

Year Ended June 30, 2019:
Shares sold	3,377,378	$51,119,673
Shares acquired from merger	2,552,237	34,965,647
Shares issued from reinvestment of distributions	1,346,899	17,922,234
Repurchase of common shares	(1,284,109)	(17,086,002)
Net increase from capital transactions	5,992,405	$86,921,552

At June 30, 2020, the Company has 32,893,621 shares of common stock issued and outstanding.

At June 30, 2019, the Company had 30,691,022 shares of common stock issued and outstanding.

Share Repurchase Program
The Company conducts quarterly tender offers pursuant to its share repurchase program. The Company’s Board considers the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);
•the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);
•the Company’s investment plans and working capital requirements;
•the relative economies of scale with respect to the Company’s size;
•the Company’s history in repurchasing shares or portions thereof; and
•the condition of the securities markets.
The Company limits the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Company offers to repurchase may be less in light of the limitations noted below. At the discretion of the Company’s Board, the Company may use cash on hand, and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition to the limit above, the Company further limits the shares it offers to repurchase to the number of shares it can repurchase with the cash that it retains as a result of issuing shares through the Company’s distribution reinvestment plan to those shareholders who have elected to receive their distributions in the form of additional shares rather than in cash. The Company will offer to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may suspend or terminate the share repurchase program at any time. The first such tender offer commenced in May 2015.

The following table sets forth the number of common shares that were repurchased by the Company in each tender offer:

Quarter	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
For the Year Ended June 30, 2020
June 30, 2019	July 30, 2019	341,354	39.93%	$13.03	$4,447,835
September 30, 2019	October 25, 2019	370,981	33.90%	12.76	4,733,715
December 31, 2019	January 27, 2020	404,532	42.90%	12.55	5,076,868
March 31, 2020	April 28, 2020	478,340	57.43%	10.75	5,141,523
Total for the year ended June 30, 2020		1,595,207			$19,399,941

For the Year Ended June 30, 2019
June 30, 2018	July 27, 2018	306,581	62.16%	$13.50	$4,138,842
September 30, 2018	November 1, 2018	322,429	53.07%	13.24	4,268,965
December 31, 2018	January 25, 2019	323,492	73.11%	13.07	4,228,024
March 31, 2019	April 29, 2019	331,607	69.19%	13.42	4,450,171
Total for the year ended June 30, 2019		1,284,109			$17,086,002

On June 12, 2020, the Company made an offer to purchase up to $4,973,324 in aggregate amount of the Company’s issued and outstanding common shares. The offer began on June 19, 2020 and expired at 4:00 PM, Eastern Time, on July 20, 2020, and a total of 752,902 shares were validly tendered and not withdrawn pursuant to the offer as of such date. In accordance with the terms of the offer, the Company purchased 469,618 shares of which 2,997 Shares were first purchased from beneficial holders of less than 100 shares and the remainder were purchased on a pro rata basis from the requests for repurchase received by the Company that were validly tendered and not withdrawn at a price equal to $10.59 per share for an aggregate purchase price of approximately $4,973,324. The purchase price per share was equal to the net asset value per Share as of July 17, 2020.

Note 5. Transactions with Affiliates
Investment Advisory Agreement
On May 9, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser manages the day-to-day investment operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

For the year ended June 30, 2020, expenses incurred by the Company and the payable amount remaining at June 30, 2020 in connection with the Investment Advisory Agreement were as follows:

Description	Expense	Payable
Base management fee(1)	$11,063,813	$2,740,221
Incentive fee(1)	11,936,606	2,652,015
Routine non-compensation overhead expenses(2)	8,006	6,000

(1) The payable amount is presented as part of Due to adviser on the Statement of Assets and Liabilities.

(2) The payable amount is presented as part of Due to adviser on the Statement of Assets and Liabilities and as part of Adviser shared service expense on the Statement of Operations.

Expense Support and Conditional Reimbursement Agreement
We entered into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with our Adviser, whereby our Adviser agreed to reimburse us for operating expenses in an amount equal to the difference between distributions to our common stockholders for which a record date had occurred in each quarter less the sum of our net investment income, the net realized capital gains/losses and dividends and other distributions paid to us from our portfolio investments during such period (“Expense Support Reimbursement”). To the extent that there were no dividends or other distributions to our common stockholders for which a record date occurred in any given quarter, then the Expense Support Reimbursement for such quarter was equal to such amount necessary in order for Available Operating Funds (as defined below) for the quarter to equal zero. Any payments required to be made by our Adviser under the Expense Support Agreement for any quarter was paid by our Adviser to us in any combination of cash or other immediately available funds, and/or was offset against amounts otherwise due from us to our Adviser, no later than the earlier of (i) the date on which we closed our books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by us (the “Reimbursement Date”). We have a conditional obligation to reimburse our Adviser for any amounts funded by our Adviser under the Expense Support Agreement. Following any calendar quarter in which Available Operating Funds in such calendar quarter exceed the cumulative distributions to common stockholders for which a record date has occurred in such calendar quarter (“Excess Operating Funds”) on a date mutually agreed upon by our Adviser and us (each such date, a “Repayment Date”), we shall pay such Excess Operating Funds (“Expense Support Repayment”), or a portion thereof, to the extent that we have cash available for such payment, to our Adviser until such time as all Expense Support Reimbursements made by our Adviser to us have been reimbursed; provided that (i) the operating expense ratio as of such Repayment Date is equal to or less than the operating expense ratio as of the Reimbursement Date attributable to such specified Expense Support Reimbursement; (ii) the annualized distribution rate, which includes all regular cash distributions paid and excludes special distributions or the effect of any stock dividends paid, as of such Repayment Date is equal to or greater than the annualized distribution rate as of the Reimbursement Date attributable to such specified Expense Support Reimbursement; and (iii) such specified Reimbursement Date is not earlier than three years prior to the Repayment Date.

On March 29, 2016, we amended and restated the Expense Support Agreement to revise the definition of Available Operating Funds. Available Operating Funds is now defined as the sum of (i) our net investment income (minus any reimbursement payments payable to our Adviser), (ii) our net realized capital gains/losses and (iii) dividends and other distributions paid to us on account of our portfolio investments. However, for Expense Support Reimbursements made under the prior version of the Expense Support Agreement, we calculated Available Operating Funds for the purpose of determining whether we were obligated to make repayments to our Adviser as the sum of (i) our net investment income, (ii) the net realized capital gains/losses, (iii) the changes in unrealized losses, and (iv) dividends and other distributions paid to us from our portfolio investments. The calculation of changes in unrealized losses shall only reflect further reduction in value of individual investments from the largest previously recorded unrealized loss for such individual investment. Realized losses only included the amount in excess of the largest previously recorded unrealized loss for the same investment.

On May 24, 2018, the Board voted in favor of terminating the Third Amended and Restated Expense Support and Conditional Reimbursement Agreement, dated as of March 30, 2016 (the "ESA"), between the Company and the Adviser, effective as of July 1, 2018. The Company will continue to be obligated to repay any Expense Support Reimbursements made by the Adviser to the Company that have not yet been repaid.

The purpose of the Expense Support Agreement was to minimize such distributions from us being characterized as returns of capital for GAAP purposes and to reduce operating expenses until we raised sufficient capital to be able to absorb such expenses. However, such distributions may still have been characterized as a return of capital for U.S. federal income tax purposes.

The following table provides information regarding liabilities incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Support Payments Due from Adviser	Expense Support Payments Reimbursed to Adviser	Unreimbursed Support Payments	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
September 30, 2017	—	—	—	0.35%	7.12%	September 30, 2020
December 31, 2017	—	—	—	0.33%	7.12%	December 31, 2020
March 31, 2018	1,206,778	(675,148)	531,630	0.34%	7.43%	March 31, 2021
June 30, 2018	—	—	—	0.29%	7.43%	N/A
September 30, 2018	—	—	—	0.31%	8.00%	N/A
December 31, 2018	—	—	—	0.42%	7.79%	N/A
March 31, 2019	—	—	—	0.44%	8.00%	N/A
June 30, 2019	—	—	—	0.47%	8.00%	N/A
September 30, 2019	—	—	—	0.58%	8.00%	N/A
December 31, 2019	—	—	—	0.54%	8.00%	N/A
March 31, 2020	—	—	—	0.49%	8.93%	N/A
June 30, 2020	—	—	—	0.47%	9.21%	N/A
Total	$1,206,778	$(675,148)	$531,630

(1)Operating expense ratio is as of the date the Expense Support Reimbursement obligation was incurred by the Adviser and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, incentive fees and any interest expense attributable to indebtedness incurred by the Company.

(2)Annualized distribution rate equals the annualized rate of distributions to common stockholders based on the amount of the regular distributions paid immediately prior to the date the Expense Support Reimbursement obligation was incurred by the Adviser. Annualized distribution rate does not include bonus dividends paid to common stockholders.

There were no Expense Support Repayment obligations payable to the Adviser as of the year ended June 30, 2020.

Administration Agreement
On May 9, 2013, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance, legal services and offerings of the Company’s debt, common stock and other securities. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and her staff. During the year ended June 30, 2020, $2,577,620 in administrator costs were incurred by the Company, $336,771 of which is included on the Statement of Assets and Liabilities as a payable under Due to administrator.

Commissions and fees on shares of common stock sold
During the period from July 1, 2019 to November 2, 2019, Provasi Securities, LP (the “ Former Dealer Manager”), an indirect wholly-owned subsidiary of Stratera Holdings, acted as dealer manager for the offering and managed a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Company had agreed to pay the Former Dealer Manager selling commissions in the amount of 6.0% of the selling price of each share of common stock designated as “Class R” for which a sale was completed from the shares offered in the offering. As compensation for acting as the Former Dealer Manager, the Company had agreed to pay the Former Dealer Manager a dealer manager fee in the amount of 2.0% of the selling price of each share of common stock designated as “Class R” or “Class RIA” for which a sale was completed. The Dealer Manager was expected to re-allow the full amount of selling commissions to participating broker-dealers and was permitted to re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

On December 5, 2019, we announced that Preferred Capital Securities, LLC (“PCS” or “Dealer Manager”), a broker dealer and wholesale distributor, would become the dealer manager for an 18-month follow-on common stock offering upon the effectiveness of our common share registration statement. On February 6, 2020, we filed a definitive prospectus with the SEC pursuant to which, through our Dealer Manager, we are offering up to 71,620,877 shares of our common stock for a period of up to eighteen months, unless otherwise extended. PCS replaced Provasi Securities, LP as the Fund's Dealer Manager for its continuous offering of common stock. PCS charges selling commissions of 6.0% and dealer manager fees of 0.75%, payable upon a purchase of “Class R” shares.

During the year ended June 30, 2020, the total sales load incurred through the offering of our common stock was $2,117,549, which includes $1,666,255 of selling commissions and $451,294 of dealer manager fees. These fees are charged against additional paid-in capital on the Statements of Changes in Net Assets.

Investor Services Agreement
The Company had an investor services agreement (the “Investor Services Agreement”) under which the Company reimbursed Destra Investor Services, LLC (“Destra”) for providing investor relations support and related back-office services with respect to the Company’s investors. For the year ended June 30, 2020, the total investor services expense was $133,783 which is presented as part of Adviser shared services expense on the Statement of Operations. The Investor Services Agreement with Destra terminated on November 3, 2019.

Common Stock Offering Costs
The Adviser, on behalf of the Company, paid or incurred common stock offering costs totaling $867,504 for the year ended June 30, 2020. As of June 30, 2020, $450,746 remains as a deferred asset on the Statement of Assets and Liabilities, while $564,802 has been amortized to expense on the Statement of Operations during the year ended June 30, 2020 .

Common stock offering expenses consist of costs for the registration, certain marketing activities and distribution of the Company’s common shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing activities, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

At June 30, 2020, the total due to the Adviser for organization and common stock offering costs and operating expenses paid on behalf of the Company was $97,751, which is included within the Due to adviser line item on the Statement of Assets and Liabilities, and is broken out as follows:

Fiscal Year	Organization and Offering Costs (O&O)	Operating Expenses (OpEx) paid on behalf of the Company	Total Due to Adviser for O&O and OpEx paid on behalf of the Company
June 30, 2013	$1,893,108	$—	$1,893,108
June 30, 2014	984,744	558,394	1,543,138
June 30, 2015	591,821	1,418,046	2,009,867
June 30, 2016	442,107	1,148,321	1,590,428
June 30, 2017	456,146	730,938	1,187,084
June 30, 2018	419,077	24,239	443,316
June 30, 2019	107,639	25,333	132,972
June 30, 2020	867,504	—	867,504
Total reimbursements made	(5,664,395)	(3,905,271)	(9,569,666)
	$97,751	$—	$97,751

Upon achieving the Minimum Offering Requirement, the Adviser was entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organization and common stock offering costs that it has funded, until all of the organization and common stock offering costs incurred and/or paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2% of the gross proceeds of the offering of the Company’s securities until all of the organization and common stock offering costs incurred and/or paid by the Adviser have been recovered.

Co-Investments
On January 13, 2020, the parent company of the Adviser received an exemptive order from the SEC (the “Order”), which superseded a prior co-investment exemptive order granted on February 10, 2014, granting the parent company the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”), Prospect Flexible Income Fund, Inc. (“FLEX”) and NGL Subsidiary Ltd. (“NGL”), where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions included therein.

Under the terms of the order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed or owned by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed or owned by the Adviser or its affiliates has previously invested.

Allocation of Expenses
For CLO investments held by each of the Company, PSEC, FLEX and NGL, the cost of valuation services with regard to such investments is initially borne by the Company, which then allocates to PSEC, FLEX and NGL their proportional share of such expense based on the number of positions held by each entity. During the year ended June

30, 2020, the Company incurred $316,543 in expenses related to valuation services that are attributable to PSEC and FLEX, of which $163,358 is still owed to the Company. Additionally, PSEC incurred $8,946 of expense on behalf of the Company related to financial reporting software and insurance, of which none remained due and payable as of June 30, 2020.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. For the year ended June 30, 2020, $150,000 was paid to the independent directors of the Company, which is included as Directors fees on the Statement of Operations. The officers do not receive any direct compensation from the Company.

Note 6. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP.

The following tables reflect the distributions per common share that the Company declared and paid or are payable to its common stockholders during the year ended June 30, 2020. Common stockholders of record as of each respective record date were or will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)	Amount Distributed
July 5, 12, 19, and 26, 2019	July 29, 2019	$0.09320	$2,884,317
August 2, 9, 16, 23 and 30, 2019	September 3, 2019	0.11650	$3,612,478
September 6, 13, 20 and 27, 2019(b)	September 30, 2019	0.16447	5,166,839
October 4, 11, 18 and 25, 2019	October 29, 2019	0.09320	2,961,130
November 1, 8, 15, 22 and 29, 2019	December 2, 2019	0.11650	3,714,035
December 6, 13, 20 and 27, 2019(b)	December 30, 2019	0.16447	5,268,345
January 3, 10, 17, 24 and 31, 2020	February 3, 2020	0.11650	3,743,351
February 7, 14, 21 and 28, 2020	March 2, 2020	0.09320	2,977,232
March 6, 13, 20 and 27, 2020	March 30, 2020	0.16447	5,296,778
April 3, 10, 17 and 24, 2020	April 27, 2020	0.09320	3,027,605
May 1, 8, 15, 22 and 29, 2020	June 1, 2020	0.11650	3,771,890
June 5, 12, 19 and 26, 2020	June 29, 2020	0.08056	2,634,206
Total declared and distributed for the year ended June 30, 2020			$45,058,206

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

Dividends and distributions to common stockholders are recorded on the record date. The table above includes distributions with record dates during the year ended June 30, 2020 and does not include distributions previously declared to common stockholders of record on any future dates, as those amounts are not yet determinable. The following distributions were previously declared and have record dates subsequent to June 30, 2020 for the common shares:

Record Date	Payment Date	Total Amount per Share(a)
July 3, 10, 17, 24 and 31, 2020	August 3, 2020	$0.10070
August 7, 14, 21 and 28, 2020	August 31, 2020	$0.08056

(a)Total amount per share represents the total distribution rate for the record dates indicated.

The Company may fund its distributions to common stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, and non-capital gains proceeds from the sale of assets. Any capital returned to common stockholders through distributions will be distributed after payment of fees and expenses.

Following commencement of the Company’s continuous public offering, substantial portions of the Company’s dividends to common stockholders have been funded through Expense Support Reimbursements that are subject to repayment by the Company. The purpose of this arrangement was to ensure that no portion of the Company’s dividends to common stockholders was paid from offering proceeds. Any such dividends funded through Expense Support Reimbursements were not based on the Company’s investment performance. The repayment of these Expense Support Reimbursements owed to the Adviser will reduce the future distributions to which common stockholders would otherwise be entitled. As of June 30, 2020, there were no Expense Support Repayment obligations payable to the Adviser. There can be no assurance that the Company will achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all.

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which common stockholders may elect to have the full amount of distributions reinvested in additional shares. Common stockholders will receive distributions in cash unless specifically “opting in” to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan. During any period when we are not making a “best-efforts” offering of our shares, the number of shares to be issued to a common stockholder in connection with a distribution reinvestment shall be determined by dividing the total dollar amount of the distribution payable to the common stockholder by the net asset value per common share of the Company, as determined pursuant to procedures adopted by our Board.

The Company issued 1,738,580 and 1,346,899 shares of its common stock in connection with the distribution reinvestment plan for the year ended June 30, 2020 and year ended June 30, 2019, respectively.

Note 7. Mandatorily Redeemable Preferred Stock
The Company has authorized 40,000,000 shares of mandatorily redeemable preferred stock, at a par value of $0.01 per share, and had 7,394,123 shares issued and outstanding at June 30, 2020.

The Company completed underwritten public offerings of its 6.375% Series A Term Preferred Stock Due 2025 (the “Series A Term Preferred Stock”), 6.25% Series B Term Preferred Stock Due 2023 (the “Series B Term Preferred Stock”), 6.625% Series C Term Preferred Stock Due 2024 (the “Series C Term Preferred Stock”), 7.00% Series D Term Preferred Stock Due 2029 (the “Series D Term Preferred Stock”), 6.375% Series E Term Preferred Stock Due 2024 (the “Series E Term Preferred Stock”) and 6.625% Series F Term Preferred Stock Due 2027 (the “Series F Term Preferred Stock”, and, together with the other term preferred stock, the “Term Preferred Stock”). The Company is required to redeem all of the outstanding Term Preferred Stock on their respective term redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. The Company cannot effect any amendment, alteration, or repeal of the Company’s obligation to redeem all of the Term Preferred Stock without the prior unanimous vote or consent of the holders of such Term Preferred Stock. At any time on or after the applicable optional redemption date, at the Company’s sole option, the Company may redeem the Term Preferred Stock at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Preferred Stock. The Company, with the authorization by the Board, may repurchase any of the Term Preferred Stock from time to time in the open market after the applicable optional redemption date and effectively extinguish the preferred stock.

On March 18, 2020, the Company announced a program for the repurchase of up to $50 million worth of the outstanding shares of the Company’s Term Preferred Stock in aggregate. The Company may, but is not obligated to, repurchase its outstanding Term Preferred Stock in the open market from time to time through six months from the date of the announcement. Under the repurchase program, the Company repurchased 18,748 Series A Term Preferred Stock, at an average net price of $18.32 per share, 15,082 Series B Term Preferred Stock, at an average net price of $18.25 per share, 52,901 Series C Term Preferred Stock at an average net price of $18.29 per share, 1,000 Series D Term Preferred Stock, at an average net price of $16.93 per share, 60,684 Series E Term Preferred Stock, at an average net price of $18.84 per share, and 64,652 Series F Term Preferred Stock, at an average net price of $16.99 per share, for the year ended June 30, 2020. In connection with the repurchased Term Preferred Stock, the Company recognized a realized gain of $1,299,945, net of previously unamortized deferred issuance costs of $190,339.

The following table summarizes the Company’s Term Preferred Stock activity for the year ended June 30, 2020:

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029	Series E Term Preferred Stock Due 2024	Series F Term Preferred Stock Due 2027	Total Term Preferred Stock
Shares outstanding at June 30, 2019	1,500,183	1,000,000	1,610,000	1,045,267	—	—	5,155,450
Shares issued	—	—	—	51,740	1,100,000	1,300,000	2,451,740
Shares repurchased	(18,748)	(15,082)	(52,901)	(1,000)	(60,684)	(64,652)	(213,067)
Shares outstanding at June 30, 2020	1,481,435	984,918	1,557,099	1,096,007	1,039,316	1,235,348	7,394,123

The following table summarizes the Company’s Term Preferred Stock balances as of June 30, 2020:

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029	Series E Term Preferred Stock Due 2024	Series F Term Preferred Stock Due 2027	Total Term Preferred Stock
Principal value	$37,035,875	$24,622,950	$38,927,475	$27,400,175	$25,982,900	$30,883,700	$184,853,075
Unamortized deferred offering costs	(326,822)	(264,044)	(263,232)	(369,220)	(358,469)	(169,980)	(1,751,767)
Unamortized discount	(898,685)	(546,277)	(944,938)	(789,381)	(686,440)	(929,525)	(4,795,246)
Carrying value	$35,810,368	$23,812,629	$37,719,305	$26,241,574	$24,937,991	$29,784,195	$178,306,062

Fair value(1)(2)	$35,509,997	$24,130,491	$38,911,904	$27,400,175	$24,507,071	$29,895,422	$180,355,060
Fair value per share(1)	$23.97	$24.50	$24.99	$25.00	$23.58	$24.20
(1)Represents the June 30, 2020 closing market price per share of each respective series of Term Preferred Stock on the New York Stock Exchange (“NYSE”).
(2)As permitted under ASC 825-10-25, we have not elected to value our Term Preferred Stock which is categorized as Level 2 under ASC 820.

The following sets forth the terms of the Company’s Term Preferred Stock offerings:

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029	Series E Term Preferred Stock Due 2024	Series F Term Preferred Stock Due 2027
Initial offering price	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Term redemption date	June 30, 2025	December 31, 2023	June 30, 2024	June 30, 2029	December 31, 2024	June 30, 2027
Term redemption price per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Optional redemption date	June 30, 2021	October 23, 2020	February 22, 2021	March 31, 2022	October 7, 2021	February 25, 2023
Fixed dividend rate	6.375%	6.25%	6.625%	7.00%	6.375%	6.625%

Dividends payable on the Company’s Term Preferred Stock was $5,683 at June 30, 2020. Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Company’s Term Preferred Stock. As of June 30, 2020, the Company had a deferred debt issuance cost balance of $1,751,767 related to the issuance of the Term Preferred Stock. Aggregate net discount on the Term Preferred Stock at the time of issuance totaled $5,950,900. As of June 30, 2020 the Company had an unamortized discount balance of $4,795,246. These amounts are amortized and are included in Preferred dividend expense on the Statement of Operations over the term of the respective shares.

The following table summarizes the components of preferred dividend expense, effective dividend rates and cash paid on the Term Preferred Stock for the year ended June 30, 2020:

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029	Series E Term Preferred Stock Due 2024	Series F Term Preferred Stock Due 2027	Total Term Preferred Stock
Fixed dividend expense(1)	$2,383,466	$1,552,300	$2,637,237	$1,918,572	$1,261,457	$719,359	$10,472,391
Amortization of deferred offering costs	43,819	53,765	43,054	22,624	43,310	4,710	211,282
Amortization of discount	142,230	134,345	200,439	55,654	108,984	31,005	672,657
Total preferred dividend expense	$2,569,515	$1,740,410	$2,880,730	$1,996,850	$1,413,751	$755,074	$11,356,330
Effective dividend rate(2)	7.144%	7.275%	7.503%	7.633%	7.433%	7.273%	7.371%
Cash paid for dividend	$2,383,462	$1,556,629	$2,644,642	$1,919,325	$1,261,457	$704,753	$10,470,268
(1)Fixed dividend expense is composed of distributions declared and paid of $10,472,391 for the year ended June 30, 2020.
(2)Represents the effective rate for each respective series of Term Preferred Stock as of June 30, 2020.

Note 8. Income Taxes
The information presented in this footnote is based on our most recent tax year ended June 30, 2020.

For income tax purposes, distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The expected tax character of distributions declared and paid to common shareholders during the year ended June 30, 2020 was as follows:

Year ended June 30, 2020
Ordinary income	$22,014,211
Return of capital	23,043,995
Capital gain	—
Total dividends declared and paid to common shareholders	$45,058,206

As of August 28, 2019 when our prior N-CSR was filed for the year ended June 30, 2019, we estimated our distributions out of ordinary income to be $28,489,206, capital gain to be $270,391 and return of capital to be $11,293,866. Subsequent to our filing date, we obtained more information from our underlying investments as to the character of the distributions received which resulted in changes to our N-CSR filing. As a result of the change, total distributable earnings changed from $281,621 to $1,678,541.

The expected tax character of distributions declared and paid to preferred shareholders during the years ended June 30, 2020 was as follows:

Year ended June 30, 2020
Ordinary income	$6,055,444
Return of capital	4,141,824
Capital gain	—
Total dividends declared and paid to preferred shareholders	$10,197,268

When our prior N-CSR was filed for the year ended June 30, 2019, we estimated our distributions out of ordinary income to be $4,491,205.
While the tax character of distributions paid to common and preferred shareholders for the year ended June 30, 2020 are expected to be characterized as ordinary income, capital gain and return of capital, the final determination of the tax character of distributions for this year will not be made until we file our tax return for the tax year ended June 30, 2020.

As of June 30, 2020, the estimated components of distributable earnings on a tax basis were as follows:

Overdistributed Ordinary Income	$(37,907,862)
Temporary Differences	$2,835,086
Net Unrealized Gain on Investments	$(20,326,839)
Capital Loss Carryforward	$(104,018)

As a result of the changes in the character of the distributions for the year ended June 30, 2019, the components of accumulated earnings on a tax basis were adjusted from our prior N-CSR filing. Per the prior N-CSR filing, overdistributed ordinary income, temporary differences and net unrealized gain on investments were $(18,775,456), $1,958,794 and $17,098,287, respectively.
In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. For the year ended June 30, 2020, we increased total distributable earnings by $1,510,480, decreased paid-in capital in excess of par by $210,536, and decreased accumulated realized gain by $1,299,945.

Note 9. Concentration and Credit Risks

Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying collateral within the CLOs.

Note 10. Commitments and Contingencies
The Company has a conditional obligation to repay the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred the liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to common stockholders to the extent that the Company has cash available for such repayment. The Company will only make Expense Support Repayments if its operating expense ratio is equal to or less than its operating expense ratio at the time the corresponding Expense Support Reimbursement was incurred and if the annualized rate of the Company’s regular cash distributions to common stockholders is equal to or greater than the annualized rate of its regular cash distributions to common stockholders at the time the corresponding Expense Support Reimbursement was incurred. No reimbursement will be paid to the Adviser more than three years after such corresponding Expense Support Reimbursement was incurred. The Company is unable to estimate the amount that would be repaid to the Adviser at the time the above event occurs. However, the maximum exposure to the Company is the total of the Expense Support Reimbursements from the Adviser. As of June 30, 2020, the amount of expense support that is conditionally repayable by the Company to its Adviser is $531,630.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Note 11. Merger Transaction
During the year ended June 30, 2019, the company took part in the Stira Alcentra Acquisition. In reaching its decision to approve the Merger Agreement, the Board consulted with the Company’s management, as well as its financial and legal advisors, and considered a number of factors, including:

•greater scale and economies of scale;
•a broader and compatible stockholder base;
•the review and analysis of each of the Company’s and Stira Alcentra’s business, financial condition, earnings, risks and prospects, and that expected of the combined entity;
•the historical NAV per share of the common stock of the Company and Stira Alcentra;
•the values and prospects of the portfolio company investments held by the Company and Stira Alcentra and Stira Alcentra’s valuation policy in relation to the values of Stira Alcentra’s portfolio company investments assigned by Stira Alcentra’s board of directors;
•the comparison of historical financial measures for the Company and Stira Alcentra, including earnings, return on capital and cash flow, and comparison of historical operational measures; and
•the current industry, economic and market conditions and how such conditions are expected to impact the Company’s and Stira Alcentra’s ability to conduct their operations

An important element in the Board’s evaluation of the Merger was the ability to receive the transition-related services following the Merger from SCMG pursuant to the Consulting Agreement, which the Board believed could substantially enhance the likelihood of successful integration of Stira Alcentra into the Company following the Merger and also provide other benefits to the Company. The Board carefully evaluated the benefits of the services under the Consulting Agreement versus the incremental cost of obtaining those services, including without limitation considering whether the Company could instead obtain those services under its then-existing Investor Services Agreement with Destra. However, due to SCMG’s particular knowledge of the Stira Alcentra shareholder base resulting from it having served as dealer-manager to Stira Alcentra since its inception, the Board determined that SCMG was uniquely situated to provide those services to the Company. The Board concluded that, overall, the positive aspects of the proposed Merger to the Company and its stockholders substantially outweighed the risks related to the proposed Merger, and, therefore, unanimously approved the Merger Agreement, the Merger and the transactions contemplated thereby, including the Consulting Agreement.

Pursuant to the Consulting Agreement, SCMG will utilize its knowledge of Stira Alcentra to provide consulting services to the Company relating to the post-Merger integration of Stira Alcentra into the Company, including: (1) with respect to Stira Alcentra’s operations, financial performance and financial statements, (2) responding to questions from former Stira Alcentra shareholders, (3) interacting with the independent broker-dealer systems through which Stira Alcentra’s shares were sold prior to the Merger, (4) integration of Stira Alcentra’s shareholder accounts into the Company’s shareholder account system, and (5) certain other services specified in the Consulting Agreement. The Consulting Agreement has an initial term of eighteen (18) months after closing of the Merger and may be extended upon agreement of the parties. In exchange for providing the services under the Consulting Agreement, SCMG receives consulting fees of $85,000 per month from the Company during the term of the Consulting Agreement. For the year ended June 30, 2020, the total consulting fees were $1,020,000 which is presented as part of General and administrative expense on the Statement of Operations.

In accordance with the terms of the Merger Agreement, Stira Alcentra was merged with and into the Company, with the Company being the surviving entity of the Merger. The separate corporate existence of Stira Alcentra ceased upon completion of the Merger and 2,552,237 shares of the Company’s common stock were issued in connection with the Stira Alcentra Acquisition on May 10, 2019. The exchange ratio at which common shares of Stira Alcentra were converted to common shares of the Company was based on the applicable class of Stira Alcentra shares and the Company’s most recent estimated net asset value per share of $13.70. Fractional shares were rounded up to the next greater number of whole the Company’s shares. For the year ended June 30, 2019, net proceeds from the merger were $34,965,647.

Note 12. Revolving Credit Facility
On December 16, 2019, we entered into a secured revolving credit facility (the “Facility”). The aggregate commitment of the Facility is $25 million and is collateralized by our CLO investments. The Facility matures on December 16, 2021 and generally bears interest at a rate of three-month LIBOR plus 3% subject to a floor of 0.50%. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if more than 60% of the credit facility is drawn, or 100 basis points if an amount more than 35% and less than or equal to 60% of the credit facility is drawn, or 150 basis points if an amount less than or equal to 35% of the credit facility is drawn.

The agreement governing our Facility requires us to comply with certain financial and operational covenants. These covenants include restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets and a minimum total net asset level that we are required to maintain. As of June 30, 2020, we were in compliance with these covenants. As of June 30, 2020, we had no borrowings outstanding on our Credit Facility. As of June 30, 2020, the investments used as collateral for the Credit Facility had an aggregate fair value of $531,031,898, which represents 100% of our total investments. As permitted by ASC 825-10-25, we have not elected to value our Facility which is categorized as Level 2 under ASC 820 as of June 30, 2020. As of June 30, 2020, the fair value of the Facility is $0 as there is no balance outstanding.

In connection with the origination of the Facility, we incurred $428,648 of fees, all of which are being amortized over the term of the facility in accordance with ASC 470-50. As of June 30, 2020, $349,392 remains to be amortized and is reflected as Deferred financing costs on the Statements of Assets and Liabilities.

During the year ended June 30, 2020, we recorded $308,337 of interest costs and amortization of financing costs on the Facility as interest expense.

For the year ended June 30, 2020, the average stated interest rate (i.e., rate in effect plus the spread) was 2.31%. For the year ended June 30, 2020, average outstanding borrowings for Credit Facility was $1,330,303.

Note 13. Notes Payable
On January 27, 2020, we issued $15,000,000 principal amount of senior unsecured notes that mature on March 31, 2035 (the “2035 Notes”). The 2035 Notes bear interest at a rate of 6.50% per year, payable quarterly on March 31, June 30, September 30, and December 31 of each year, beginning March 31, 2020. Total proceeds from the issuance of the 2035 Notes, net of underwriting discounts and issuance costs, were $14,337,103. As of June 30, 2020, the fair value of the 2035 Notes is $14,347,763. As permitted by ASC 825-10-25, we have not elected to value our 2023 Notes which is categorized as Level 2 under ASC 820 as of June 30, 2020. As of June 30, 2020, $183,487 of underwriting discounts and debt issuance costs remain to be amortized and are included as a reduction within Notes payable on the Statement of Assets and Liabilities.

During the year ended June 30, 2020, we recorded $427,744 of interest costs and amortization of financing costs on the 2035 Notes as interest expense on the Statement of Operations.

Note 14. Financial Highlights
The following is a schedule of financial highlights for each of the five years ended June 30, 2020. Although the Company has designated its differing up-front sale loads as different “share classes”, the Company does not operate as a multi-class fund and each share of the Company has the same net asset value, as well as identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016
Per share data:
Net asset value, beginning of year	$13.02	$13.47	$14.43	$14.24	$13.39
Net investment income(a)(g)	1.48	1.61	1.60	1.76	2.03
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments(a)	(2.63)	(0.71)	(1.19)	(0.22)	0.27
Net realized gain on extinguishment of debt(a)	0.04	—	—	—	—
Net increase (decrease) in net assets resulting from operations	(1.11)	0.90	0.41	1.54	2.30
Distributions to common stockholders(f)
Dividends from net investment income(a)	(0.69)	(1.00)	(0.83)	(1.30)	(1.50)
Capital gain(a)	—	(0.01)	(0.03)	—	—
Return of capital(a)	(0.72)	(0.47)	(0.64)	(0.21)	—
Total distributions(b)	(1.41)	(1.48)	(1.50)	(1.51)	(1.50)
Offering costs(a)	—	—	—	—	(0.02)
Other(c)	0.07	0.13	0.13	0.16	0.07
Net asset value, end of year	$10.57	$13.02	$13.47	$14.43	$14.24

Total return, based on NAV(d)	(8.83)%	8.06%	3.94%	12.82%	19.13%
Supplemental Data:
Net assets, end of year	$347,800,248	$399,704,924	$332,681,912	$285,033,346	$182,280,330
Ratio to average net assets:
Total expenses excluding expense support (reimbursements)/repayments(g)	11.32%	8.46%	6.41%	6.91%	7.11%

Expenses after expense support (reimbursements)/repayments, net(e)(g)	11.32%	8.46%	6.25%	7.52%	3.49%
Net investment income(g)	12.20%	11.90%	11.46%	12.22%	14.94%

Portfolio turnover	1.66%	1.44%	1.10%	1.00%	1.00%

(a) Calculated based on weighted average shares outstanding during the year.
(b) The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the year. Distributions per share are rounded to the nearest $0.01.

(c) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year.

(d) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any shares. Total return based on market value is not presented since the Company’s common shares are not publicly traded.

(e) For the years ended June 30, 2018, 2017, and 2016, there were Expense Support Repayments (Reimbursements), net of ($675,148), $1,441,093 and ($4,630,655), respectively. There were no Expense Support Repayments (Reimbursements) for the year ended June 30, 2019 and 2020.

(f) The amounts reflected for the year ended June 30, 2019 were updated based on tax information received subsequent to the N-CSR filing.
(g) Net investment income per share data and ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 7. Mandatorily Redeemable Preferred Shares). The expense ratios also reflect expenses incurred on assets attributable to preferred shares. Preferred shares are only outstanding for periods after June 27, 2018 and the ratio of preferred dividend expense to average net assets applicable to the common shares for the years ended June 30, 2020, 2019 and 2018 are 2.94%, 1.34% and 0.00%, respectively.

Senior Securities as of June 30, 2020(a)
Senior Securities	Aggregate Amount Outstanding	Asset Coverage per Unit	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
The Facility	$—	$—	$—	$—
2035 Notes	$15,000,000	$36,030	$—	$—
Series A Term Preferred Stock Due 2025	$37,035,875	$68	$25.00	$24.31
Series B Term Preferred Stock Due 2023	$24,622,950	$68	$25.00	$24.42
Series C Term Preferred Stock Due 2024	$38,927,475	$68	$25.00	$24.69
Series D Term Preferred Stock Due 2029	$27,400,175	$68	$25.00	$24.87
Series E Term Preferred Stock Due 2024	$25,982,900	$68	$25.00	$23.79
Series F Term Preferred Stock Due 2027	$30,883,700	$68	$25.00	$22.74

(a)The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility and the 2035 Notes. The asset coverage ratio for a class of senior securities representing stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Term Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).
(b)Represents the average daily closing market price per share of each respective series of Term Preferred Stock for the respective periods listed on NYSE from June 30, 2019 to June 30, 2020. For series that were not outstanding at June 30, 2019, the average starts from the first day of trading of that particular series.

Mandatorily Redeemable Preferred Shares as of June 30, 2019(a)
Term Preferred Stock	Aggregate Amount Outstanding	Asset Coverage per Preferred Share	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
Series A Term Preferred Stock Due 2025	$37,504,575	$349	$25.00	$24.79
Series B Term Preferred Stock Due 2023	$25,000,000	$524	$25.00	$24.72
Series C Term Preferred Stock Due 2024	$40,250,000	$325	$25.00	$25.02
Series D Term Preferred Stock Due 2029	$26,131,675	$501	$25.00	$25.24
Total Term Preferred Stock	$128,886,250	$102

(a)For financial reporting purposes, preferred shares are considered to be debt. The Asset Coverage amounts per $25 of Preferred shares (the dollar amount per share) reflects the amount of the Company’s total assets (less all liabilities not represented by borrowings and preferred shares) per $25 Preferred Share of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes.

(b)Represents the average daily closing market price per share of each respective series of Term Preferred Stock for the respective periods listed on NYSE from June 30, 2018 to June 30, 2019.

Mandatorily Redeemable Preferred Shares at the End of the Year(a)
Year	Aggregate Amount Outstanding	Asset Coverage per Preferred Share	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
2018	$34,000,000	$268.64	$25.00	$24.22

(a)For financial reporting purposes, preferred shares are considered to be debt. The Asset Coverage amounts per $25 of Preferred shares (the dollar amount per share) reflects the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $25 Preferred Share of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes.

(b)The average market value is the settlement price as of June 29, 2018. There were no settled preferred shares outstanding prior to June 29, 2018.

Note 15. Subsequent Events
During the period from July 1, 2020 through August 27, 2020, we made 2 CLO equity investments totaling $8.9 million which represented new investments.

During the period from July 1, 2020 through August 27, 2020, we raised $7.0 million of capital, net of offering proceeds, through the issuance of 651,841 shares.

On July 23, 2020, our Board authorized and we declared a series of distributions for our preferred stock payable on September 30, 2020, as reflected in the following table. Preferred stockholders of record of each respective Series will be entitled to receive the respective distributions as of the close of the business on September 15, 2020.

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029	Series E Term Preferred Stock Due 2024	Series f Term Preferred Stock Due 2027
Total amount per share	$0.39844	$0.39063	$0.41406	$0.43750	$0.39844	$0.41866

On August 25, 2020, our Board of Directors declared a series of distributions for the months of September through November 2020 reflected in the following table. Common stockholders of record as of each respective record date will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)
September 4, 11, 18 and 25, 2020(b)	September 28, 2020	$0.11806
October 2, 9, 16, 23 and 30, 2020	November 2, 2020	$0.10070
November 6, 13, 20 and 27, 2020	November 30, 2020	$0.08056

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

In connection with our monthly net asset value determination, there was a change in the public offering prices of our common stock as follows: $11.58 per share designated as “Class R,” $10.89 per share designated as “Class RIA,” and $10.80 per share designated as “Class I.” The change in the public offering price was effective as of our August 7, 2020 weekly closing and first applied to subscriptions received from July 31, 2020 through August 6, 2020.

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1)Financial Statements

Financial statements are presented in the statement of additional information.

(2)Exhibits

(a)(1)	Form of Second Articles of Amendment and Restatement of the Registrant(2)
(a)(2)	Form of Articles of Amendment of the Registrant(3)
(a)(3)
Articles Supplementary and Appendix A to the Article Supplementary establishing and fixing the rights of the 6.375% Series A Term Preferred Stock (included in the prospectus filed pursuant to Rule 497 on June 27, 2018)

(a)(4)	Appendix B to the Articles Supplementary establishing and fixing the rights of the 6.25% Series B Term Preferred Stock (included in the prospectus filed pursuant to Rule 497 on October 18, 2018)
(a)(5)	Appendix C to the Articles Supplementary establishing and fixing the rights of the 6.625% Series C Term Preferred Stock (included in the prospectus filed pursuant to Rule 497 on February 21, 2019)
(a)(6)	Appendix D to the Articles Supplementary establishing and fixing the rights of the 7.000% Series D Term Preferred Stock (included in the prospectus filed pursuant to Rule 497 on April 17, 2019)
(a)(7)
Appendix E to the Articles Supplementary establishing and fixing the rights of the 6.375% Series E Term Preferred Stock (included in the prospectus filed pursuant to Rule 497 on October 4, 2019 as Appendix E to Schedule A)

(a)(8)
Appendix F to the Articles Supplementary establishing and fixing the rights of the 6.625% Series F Term Preferred Stock (included in the prospectus filed pursuant to Rule 497 on February 21, 2020 as Appendix F to Schedule A)

(a)(9)	Articles Supplementary increasing the number of authorized shares of Term Preferred Stock (included in the prospectus filed pursuant to Rule 497 on April 17, 2019)
(a)(10)	Articles Supplementary increasing the number of authorized shares of Series A, Series B, and Series C Term Preferred Stock (included in the prospectus filed pursuant to Rule 497 on April 17, 2019)
(b)	Second Amended and Restated Bylaws of the Registrant(8)
(d)(1)	Form of Subscription Agreement (incorporated by reference to Appendix A to the prospectus included in Registrant's Form N-2 Post-Effective Amendment No. 1 (File Nos. 333-235356 and 811-22725) filed on October 8, 2020)
(d)(2)	Specimen Series A Term Preferred Stock Certificate(9)
(d)(3)	Specimen Series B Term Preferred Stock Certificate(10)
(d)(4)	Specimen Series C Term Preferred Stock Certificate(11)
(d)(5)	Specimen Series D Term Preferred Stock Certificate(12)
(d)(6)	Specimen Series E Term Preferred Stock Certificate(13)
(d)(7)	Specimen Series F Term Preferred Stock Certificate(14)
(d)(8)	Statement of Eligibility of Trustee on Form T-1†
(d)(9)	Form of Global Note†
(d)(10)	Indenture dated as of January 27, 2020 between and U.S. Bank National Association†
(d)(11)	Form of Second Supplemental Indenture between the Fund and U.S. Bank as Trustee†
(e)	Form of Distribution Reinvestment Plan(1)
(g)	Form of Investment Advisory Agreement by and between the Registrant and Priority Senior Secured Income Management, LLC(13)
(h)(1)	Form of Dealer Manager Agreement between the Registrant and Preferred Capital Securities, LLC(15)
(h)(2)	Form of Selected Dealer Agreement (included as Exhibit A to the Form of Dealer Manager Agreement between the Registrant and Preferred Capital Securities, LLC)(15)
(h)(3)	Form of Underwriting Agreement †

(j)	Custody Agreement(1)
(k)(1)	Form of Administration Agreement by and between the Registrant and Prospect Administration LLC(1)
(k)(2)	Form of Trademark License Agreement by and between the Registrant and Priority Senior Secured Income Management, LLC(4)
(k)(3)	Third Amended and Restated Expense Support and Conditional Reimbursement Agreement by and between the Registrant and Priority Senior Secured Income Management, LLC(7)
(k)(4)	Form of Deferral of Certain Expense Reimbursement Payments letter, dated January 8, 2014, between the Registrant and Priority Senior Secured Income Management, LLC(6)
(l)	Opinion of Venable LLP, as special Maryland counsel for the Registrant†
(n)(1)	Consent of Venable LLP, as special Maryland counsel for the Registrant (incorporated by reference to Exhibit (l) hereto)
(n)(2)	Consent of Independent Registered Public Accounting Firm*
(n)(3)	Power of Attorney*
(r)	Code of Ethics(5)

(1)	Incorporated by reference to Exhibits (e), (j), and (k)(1) to Registrant’s Form N-2 Pre-Effective Amendment No. 2 (File Nos. 333-182941 and 811-22725) filed on November 13, 2012.
(2)	Incorporated by reference to Exhibit (a) to Registrant’s Form N-2 Pre-Effective Amendment No. 3 (File Nos. 333-182941 and 811-22725) filed on February 15, 2013.
(3)	Incorporated by reference to Exhibit (a) to Registrant’s Form N-2 Post-Effective Amendment No. 5 (File Nos. 333-182941 and 811-22725) filed on October 27, 2014.
(4)	Incorporated by reference to Exhibit (k)(4) to Registrant’s Form N-2 Post-Effective Amendment No. 6 (File Nos. 333-182941 and 811-22725) filed on December 18, 2014.
(5)	Incorporated by reference to Exhibit (r) to Registrant’s Form N-2 Post-Effective Amendment No. 7 (File Nos. 333-182941 and 811-22725) filed on September 2, 2015.
(6)	Incorporated by reference to Exhibit (k)(7) to Registrant’s Form N-2 Post-Effective Amendment No. 9 (File Nos. 333-182941 and 811-22725) filed on October 21, 2015.
(7)	Incorporated by reference to Exhibit (k)(7) to Registrant’s Form N-2 Post-Effective Amendment No. 11 (File Nos. 333-182941 and 811-22725) filed on March 31, 2016.
(8)	Incorporated by reference to Exhibit (b) to Registrant’s Form N-2 Post-Effective Amendment No. 4 (File Nos. 333-213498 and 811-22825) Filed on April 26, 2018.
(9)	Incorporated by reference to Exhibit (d)(2) to Registrant’s Form N-2 Pre-Effective Amendment No. 2 (File Nos. 333-221434 and 811-22725) filed on June 22, 2018.
(10)	Incorporated by reference to Exhibit (d)(3) to Registrant’s Form N-2 Pre-Effective Amendment No. 2 (File Nos. 333-226876 and 811-22725) filed on October 16, 2018.
(11)	Incorporated by reference to Exhibit (d)(4) to Registrant’s Form N-2 Pre-Effective Amendment No. 1 (File Nos. 333-228334 and 811-22725) filed on February 13, 2019.
(12)	Incorporated by reference to Exhibit (d)(5) to Registrant’s Form N-2 Pre-Effective Amendment No. 1 (File Nos. 333-229007 and 811-22725) filed on April 26, 2019.
(13)	Incorporated by reference to Exhibits (d)(6) and (g) to Registrant’s Form N-2 Pre-Effective Amendment No. 2 (File Nos. 333-229007 and 811-22725) filed on September 27, 2019.
(14)	Incorporated by reference to Exhibit (d)(7) to Registrant’s Form N-2 Pre-Effective Amendment No. 1 (File Nos. 333-234289 and 811-22725) filed on February 14, 2020).
(15)	Incorporated by reference to Exhibits (h)(1) and (n)(3) to Registrant’s Form N-2 registration statement (File Nos. 333-235356 and 811-22725) filed on December 5, 2019.
(16)	Incorporated by reference to Exhibit (1) to Registrant’s Form N-2 Pre-Effective Amendment No. 1 (File Nos. 333-234289 and 811-22725) filed on February 14, 2020).
(17)	Incorporated by reference to Exhibit (n)(2) to Registrant’s Form N-2 Pre-Effective Amendment No. 1 (File Nos. 333-234289 and 811-22725) filed on February 14, 2020).
*	Filed herewith.
†	To be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

SEC registration fee	$ [ ]
FINRA filing fee	$ [ ]
Advertising and sales literature	$ [ ]
Accounting fees and expenses	$ [ ]
Legal fees and expenses	$ [ ]
Due Diligence expenses	$ [ ]
Printing and engraving	$ [ ]
Seminars	$ [ ]
Transfer Agent fees	$ [ ]
Miscellaneous fees and expenses	$ [ ]
Total	$ [ ]

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated. All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

See “Management” in the Prospectus and “Certain Relationships and Related Party Transactions” in the Statement of Additional Information contained herein.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital shares at [ ], 2021.

Title of Class	Number of Record Holders
Shares of common stock	[ ]
Series A term preferred stock	[ ]
Series B term preferred stock	[ ]
Series C term preferred stock	[ ]
Series D term preferred stock	[ ]
Series E term preferred stock	[ ]
Series F term preferred stock	[ ]
Item 30. Indemnification Directors and Officers
Reference is made to Section 2-418 of the Maryland General Corporation Law and the Registrant’s charter and bylaws.
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended, or the “1940 Act.”

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Priority Senior Secured Income Management, LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, or the “Securities Act,” may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

Item 31. Business and Other Connections of Investment Adviser
A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management—Board of Directors,” and “Executive Officers” and “Investment Advisory Agreement.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-77270), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

a.the Registrant, Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016;

b.the Transfer Agent, DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105;

c.the Custodian, U.S. Bank National Association, 1719 Range Way, Florence, South Carolina 29501;

d.the Adviser, Priority Senior Secured Income Management, LLC, 10 East 40th Street, 42nd Floor, New York,
New York 10016; and

e.the Administrator, Prospect Administration LLC, 10 East 40th Street, 42nd Floor, New York, New York 10016.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

We hereby undertake:
i.to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement, or (ii) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;
ii.to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement
1.to include any prospectus required by Section 10(a)(3) of the Securities Act;
2.to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
3.to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

iii.that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
iv.to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and
v.that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is relying on Rule 430B [17 CFR 230.430B]: Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
vi.that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 424(b) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
vii.that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities. The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser.
1.any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act [17 CFR 230.497];
2.free writing prospectus relating to the offering prepared by or on behalf of the undersigned; Registrant or used or referred to by the undersigned Registrants;
3.the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
4.any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
viii.to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on February 3, 2021.
Priority Income Fund, Inc.

By    /s/ M. GRIER ELIASEK
Name:    M. Grier Eliasek
Title:    Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ M. GRIER ELIASEK	Chairman of the Board of Directors, Chief Executive Officer and President (Principal Executive Officer)	February 3, 2021
M. Grier Eliasek

/s/ KRISTIN VAN DASK	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)	February 3, 2021
Kristin Van Dask

/s/ ANDREW C. COOPER*	Director	February 3, 2021
Andrew C. Cooper

/s/ WILLIAM J. GREMP*	Director	February 3, 2021
William J. Gremp

/s/ EUGENE S. STARK*	Director	February 3, 2021
Eugene S. Stark

*By: /s/ M. GRIER ELIASEK
as Attorney-in-Fact

45695439.6

INDEX TO EXHIBITS

Exhibit No.    Description
(n)(2)            Consent of Independent Registered Public Accounting Firm
(n)(3)         Power of Attorney

45695439.6